PROSPECTUS: December 16, 2019
Ameritas Performance II VUL
Individual Flexible Premium
Variable Universal Life Insurance Policy	Ameritas Variable Separate Account V

This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and how you invest your Account Value. The value of your Policy will increase or decrease based on the performance of the Investment Options you choose. The amount of the death benefit can also vary as a result of investment performance.

You may allocate all or part of your Account Value among a variety of Subaccount variable Investment Options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the Investment Options section of this prospectus.

You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest on your investment in the Fixed Account.

POLICY GUARANTEES, WHICH ARE OBLIGATIONS OF THE GENERAL ACCOUNT, ARE SUBJECT TO THE CLAIMS PAYING ABILITY OF THE COMPANY.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 800-745-1112, option 2, or

2.	Visiting ameritas.com and following these instructions:
•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Client Login.
•	If you are already registered for Account Access:
o	Click on your variable policy number
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are not already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.

o Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-745-1112, option 2. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without charge from your sales representative or from our Service Center.

Ameritas Performance II VUL	1

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life)
Service Center, P.O. Box 81889, Lincoln, Nebraska 68501 800-745-1112 ameritas.com

Ameritas Performance II VUL	2

TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

OR

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the correct form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

POLICY SUMMARY	4
Policy Benefits	4
Policy Risks	5
CHARGES	6
Policy Charges	6
Portfolio Company Operating Expenses	8
CHARGES EXPLAINED	12
Transaction Charges	12
Periodic Charges: Monthly Deductions
from Account Value	12
Periodic Charges: Daily Deductions
from Separate Account Assets	13
INVESTMENT OPTIONS	13
Separate Account Variable Investment Options	13
Fixed Account Investment Option	17
Transfers	17
Third Party Services	19
Disruptive Trading Procedures	19
Systematic Transfer Programs	20
OTHER IMPORTANT POLICY INFORMATION	21
Policy Application and Issuance	21
Account Value	22
Telephone Transactions	23
Electronic Delivery and Communications	24
Misstatement of Age or Gender	24
Suicide	24
Incontestability	24
Assignment	24
Lapse and Grace Period	24
Reinstatement	25
Delay of Payments or Transfers	25
Beneficiary	25
Minor Owner or Beneficiary	26
Policy Changes	26
"Right to Examine" Period	26
Optional Features	26
Nonparticipating	26
Special Arrangements	26
POLICY DISTRIBUTIONS	27
Death Benefit	27
Policy Loans	29
Cash Surrender	29
Partial Withdrawal	30
Payment of Policy Proceeds	30
TAX MATTERS	31
LEGAL PROCEEDINGS	34
HOW TO GET FINANCIAL STATEMENTS	34
RULE 12h-7 EXEMPTION	34
DISTRIBUTION OF THE POLICY	34
APPENDIX A: Optional Features	35
APPENDIX B: State-Specific Contract Provisions	35
DEFINED TERMS	36
Illustrations	37
Statement of Additional Information;
Registration Statement	37
Reports to You	38
Ameritas Performance II VUL	3

POLICY SUMMARY

The Ameritas Performance II VUL Policy is flexible premium variable universal life insurance offered and issued by Ameritas Life Insurance Corp. ("Ameritas Life," "Company," or "we"), 5900 O Street, Lincoln, Nebraska 68510. The Policy offers variable Investment Options through Subaccounts of Ameritas Variable Separate Account V (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. The Policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the Insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The amount we require as your first premium depends on the Policy benefits that you elect and the rate class of the Insured. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable Investment Options that you choose. The amount we pay to the Policy’s beneficiary upon the death of the Insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the Insured's death, or pays a Cash Surrender Value to you if you Surrender the Policy. The Insured cannot be older than age 80 on the Insured's birthday nearest the Policy Date. We will issue the Policy for an initial Specified Amount of insurance coverage of $100,000 or more. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the OTHER IMPORTANT POLICY INFORMATION: Special Arrangements section for details. We may also reduce or waive certain charges for Policies issued in connection with special arrangements. The Policy is subject to the laws of the state where the application is signed.

Policy Benefits

You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the Investment Options. You can take out a Policy loan, make a partial withdrawal from the Account Value, or Surrender your Policy completely, subject to payment of charges and certain restrictions. We will pay Surrender amounts or death benefit proceeds in a lump sum.

Death Benefit

▪	We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the Insured while the Policy is in force.
▪	If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value falls to zero.
▪	Three death benefit options are available.

Death benefit proceeds are reduced by any Policy Debt and any Monthly Deductions due but unpaid at death. See the POLICY DISTRIBUTIONS: Death Benefit section for details.

Surrender and Partial Withdrawals

▪	You can Surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Applicable charges are shown in the CHARGES section.
▪	Restrictions include that we may defer payments from the Fixed Account for up to six months.

Loans

▪	You may borrow a limited amount of Account Value.
▪	Interest accrues on outstanding loan amounts.
▪	After five Policy years, a lower interest rate may be available for a portion of your Policy Debt.

Policy Riders

When you apply for the Policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

Investment Options

▪	Variable Investment Option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
▪	Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
▪	You may transfer Account Value between Investment Options, subject to limits.
▪	Dollar cost averaging, portfolio rebalancing, and earnings sweep systematic investment programs are available.

Ameritas Performance II VUL	4

Variable Investment Option returns vary, depending upon the investment results of the underlying portfolios. The Investment Options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a Surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

Policy Risks

Suitability, Investment Risks, and Underlying Portfolio Risks

The Policy is unsuitable for short-term savings or short-term life insurance needs. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

As mentioned above, the investment performance of any Investment Option may be good or bad. Your Policy Value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses accompanying this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

Lapse Risks

If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the Investment Options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy Debt also increases the risk of lapse.

Limitations on Access

As mentioned above, partial withdrawals may have certain limits and restrictions. As well, Policy Debt, partial withdrawals and Surrender may be subject to income tax and penalty tax. Policy Debt and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the Monthly Deduction. However, your Policy will stay in force for the first 10 Policy years if you meet the Minimum No-Lapse Premium requirements.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

Early Surrender Risks

Depending on the Account Value at the time you are considering Surrender, there may be little or no Cash Surrender Value payable to you.

Market Timing Risks

Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

Ameritas Performance II VUL	5

To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax Risks

Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy’s death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the Tax Matters section). There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

There is a tax risk associated with Policy Debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

Buying a Policy might not be advisable if it is just replacing existing life insurance. You may wish to consult with your financial or insurance adviser.

CHARGES

Some charges are rounded. Charges may be less in certain states.

Policy Charges

The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, Surrender the Policy, make a partial withdrawal, or transfer Account Value between Investment Options.

Ameritas Performance II VUL	6

TRANSACTION CHARGES	When Deducted	Guaranteed		Current
		Maximum
PREMIUM CHARGE	When each premium is paid.	5%		3.5%
Calculated as a percentage of each Premium payment.
(This charge partially offsets state and local taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. See the CHARGES EXPLAINED Section for more information.)
SURRENDER CHARGE	Upon a full Surrender during the first 12 Policy years or in the 12 Policy years following an increase in base Policy Specified Amount.	Varies (1)		Varies (1)
Rates are per $1,000 of base Policy Specified Amount		Policy year 2:		Policy year 2:
		Minimum	$2.97	Minimum	$2.97
		Maximum	$48.38	Maximum	$48.38
		Example (2)	$12.03	Example (2)	$12.03

PARTIAL WITHDRAWAL CHARGE	Upon each withdrawal.	$50		$0
TRANSFER CHARGES (per transfer)	First 15 transfers per year:	$0		$0
	Each additional transfer:	$10		$0

Transaction Charges Table Footnotes:

(1) Rate varies by Insured's gender, Issue Age, risk class, and the amount of time you have had your Policy (or the number of years since any increase in base Policy Specified Amount). Taxes and penalties may also apply. Ask for a Policy illustration or see your Policy for the charges applicable to you.

(2) Assumes a male, age 35 at Policy issue and in our best risk class. Surrender Charge rate is $8.02 in year 1, $12.03 in years 2-5, $10.52 in year 6, $9.02 in year 7, $7.51 in year 8, $6.01 in year 9, $4.51 in year 10, $3.00 in year 11, $1.50 in year 12, and $0.00 thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

PERIODIC CHARGES	When	Guaranteed	Current
(other than Subaccount portfolio operating expenses)	Deducted	Maximum (annual)	(annual)
MONTHLY DEDUCTIONS FROM ACCOUNT VALUE
Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charge applicable to you.
COST OF INSURANCE	Monthly	Varies	(1)	Varies	(2)
Rates are per $1,000 of the Net Amount at Risk allocated to the base Policy.	Minimum	$0.08	Minimum	$0.08
Maximum	$1,000.00	Maximum	$1,000.00
Example	(3)	$1.05	Example	(3)	$0.90
MONTHLY ADMINISTRATIVE CHARGE
Specified Amounts $100,000 - $249,999	Monthly	$300	$240
Specified Amounts $250,000 +	$300	$180
MONTHLY SPECIFIED AMOUNT CHARGE	Monthly	Varies	(2)	Varies	(2)
Rates are per $1,000 of base Policy Specified Amount.	Policy Year 2	Policy Year 2
Minimum	$0.38	Minimum	$0.00
Maximum	$21.56	Maximum	$17.97
Example	(3,4)	$1.76	Example	(3,5)	$0.52
Level charge during the first 20 Policy years or the first 20 Policy years after an increase in base Policy Specified Amount.	Level charge during the first 10 Policy years or the first 10 Policy years after an increase in base Policy Specified Amount.
DAILY DEDUCTIONS FROM SEPARATE ACCOUNT ASSETS
(to equal the annual percentage stated of the Account Value in the Subaccounts)
RISK CHARGE (for mortality and expense risk)
Policy years 1-15	Daily	0.90%	0.70%
Policy years 16+	0.30%	0.10%

Periodic Charges Table Footnotes:

(1) Rate varies by Insured's gender, risk class and Attained Age.

(2) Rate varies by Insured's gender, Issue Age, risk class, Specified Amount, and the amount of time you have had your Policy.

(3) "Example" charges assume an Insured who is male, best risk class, age 35 when the Policy is issued, a Specified Amount of $1,000,000, and that the Policy is in its second Policy year.

(4) The annual rate is $1.755816 in years 1 through 20 and $0.00 thereafter. These same rates would apply for an increase in base Policy Specified Amount at Attained Age 35.

(5) The annual rate is $0.517693 in years 1 through 10 and $0.00 thereafter. These same rates would apply for an increase in base Policy Specified Amount at Attained Age 35.

Ameritas Performance II VUL	7

COST OF OPTIONAL FEATURES	When Deducted	Guaranteed		Current
		Maximum (annual)		(annual)
Accelerated Benefit Rider	N/A	No Cost		No Cost
Accidental Death Benefit Rider	Monthly	Varies	(1)	Varies	(1)
Rates are per $1,000 of the rider benefit amount.		Minimum	$0.24	Minimum	$0.24
		Maximum	$1.56	Maximum	$1.56
		Example	(2) $0.84	Example	(2) $0.84
Children's Insurance Rider	Monthly	$5.76		$5.76
Rate is per $1,000 of the rider benefit amount.
Guaranteed Insurability Rider	Monthly	Varies	(3)	Varies	(3)
Rates are per $1,000 of the rider benefit amount.		Minimum	$0.72	Minimum	$0.72
		Maximum	$2.28	Maximum	$2.28
		Example	(4) $2.28	Example	(4) $2.28
Insurance Exchange Rider	N/A	No Cost		No Cost
Paid-Up Insurance Benefit Endorsement	When Benefit Elected	3.5%		3.5%
Calculated as a percentage times the Account Value.
Scheduled Increase Rider	N/A	No Cost		No Cost
Total Disability Benefit Rider	Monthly	Varies	(5)	Varies	(5)
Rates are per $100 of the rider annual benefit		Minimum	$0.74	Minimum	$0.74
amount.		Maximum	$8.64	Maximum	$8.64
		Example	(6) $1.17	Example	(6) $1.17
Waiver of Monthly Deduction Rider	Monthly	Varies	(5)	Varies	(5)
Rates are per $100 of the Monthly Deduction.		Minimum	$1.48	Minimum	$1.48
		Maximum	$17.28	Maximum	$17.28
		Example	(6) $2.34	Example	(6) $2.34

Cost of Optional Features Table Footnotes:

(1) Rate varies by Insured's gender and Attained Age.

(2) "Example" charges assume an Insured who is male Attained Age 35.

(3) Rate varies by Insured's Issue Age.

(4) "Example" charges assume an Insured who is male Issue Age 35.

(5) Rate varies by Insured's gender, risk class and Attained Age.

(6) "Example" charges assume an Insured who is male, best risk class, age 35 when the rider is issued, a base Policy Specified Amount of $1.000,000, and that the rider coverage is in its second year.

We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

The next table describes interest rates charged on amounts borrowed from the Policy, net of 3.0% annual credited interest rate.

NET INTEREST CHARGED ON LOANS	When Deducted	Guaranteed Maximum	Current
LOAN ACCOUNT (effective annual rates) Regular Loan Interest Rate Preferred Loan Interest Rate (available only after five Policy years, on only a portion of the Policy Debt)	Upon each Policy Anniversary.	1.0% 0.5%	1.0% 0.0%

Portfolio Company Operating Expenses (for the year ended December 31, 2018, unless noted)

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies, before and after any waivers or reductions, which you may pay periodically during the time that you own the Policy, followed by a chart showing additional information for each portfolio. Actual fees and expenses for the underlying portfolios vary daily, so expenses for any given day may be greater or less than listed. More detail concerning each portfolio's fees and expenses is contained in the prospectus for that portfolio.

TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	Minimum	Maximum
Before any Waivers and Reductions	0.26%(1)	1.72%(2)
After any Waivers and Reductions (explained in the footnotes at the end of this section)	0.26%(1)	1.52%(3)

(1)            Fidelity® VIP Government Money Market Portfolio, Initial Class

(2)            DWS VS II International Growth VIP, Class A

(3)            PIMCO VIT Real Return Portfolio, Advisor Class

Ameritas Performance II VUL	8

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
ALGER, Class I-2
Balanced	0.71%	-	0.46%	-	1.17%	-	1.17%	(1)
Capital Appreciation	0.81%	-	0.13%	-	0.94%	-	0.94%	(1)
AMERICAN CENTURY VP, Class I
Income & Growth	0.70%	-	-	-	0.70%	-	0.70%
Mid Cap Value	1.00%	-	0.01%	-	1.01%	0.14%	0.87%	(1)
CALVERT VARIABLE PRODUCTS (CVP)
VP EAFE International Index, Class I	0.42%	-	0.27%	-	0.69%	0.20%	0.49%	(1)
VP Investment Grade Bond Index, Class I	0.32%	-	0.12%	-	0.44%	0.12%	0.32%	(1)
VP Nasdaq 100 Index, Class I	0.42%	-	0.18%	-	0.60%	0.12%	0.48%	(1)
VP Russell 2000 Small Cap Index, Class I	0.37%	-	0.22%	-	0.59%	0.20%	0.39%	(1)
VP S&P 500 Index*****	0.30%	-	0.09%	-	0.39%	0.11%	0.28%	(1)
VP S&P MidCap 400 Index, Class I*****	0.32%	-	0.12%	-	0.44%	0.11%	0.33%	(1)
VP Volatility Managed Growth, Class F	0.54%	0.25%	0.08%	0.10%	0.97%	0.04%	0.93%	(1)
VP Volatility Managed Moderate Growth, Class F	0.54%	0.25%	0.10%	0.09%	0.98%	0.06%	0.92%	(1)
VP Volatility Managed Moderate, Class F	0.54%	0.25%	0.10%	0.08%	0.97%	0.06%	0.91%	(1)
CALVERT VARIABLE SERIES (CVS), Class I
VP SRI Balanced	0.53%	-	0.19%	-	0.72%	0.02%	0.70%	(1)
DWS VS I, Class A
Capital Growth VIP	0.37%	-	0.13%	-	0.50%	-	0.50%	(1)
DWS VS II, Class A
International Growth VIP	0.62%	-	1.10%	-	1.72%	0.83%	0.89%	(2)
Small Mid Cap Value VIP	0.65%	-	0.22%	-	0.87%	0.02%	0.85%	(2)
FIDELITY® VIP, Initial Class
Contrafund®	0.54%	-	0.08%	-	0.62%	-	0.62%
Equity-Income	0.44%	-	0.09%	-	0.53%	-	0.53%
Government Money Market	0.18%	-	0.08%	-	0.26%	-	0.26%
High Income	0.56%	-	0.11%	-	0.67%	-	0.67%
Investment Grade Bond	0.31%	-	0.09%	-	0.40%	-	0.40%
Mid Cap	0.54%	-	0.08%	-	0.62%	-	0.62%
Overseas	0.66%	-	0.13%	-	0.79%	-	0.79%
Strategic Income	0.56%	-	0.11%	-	0.67%	-	0.67%	(1)
FTVIPT, Class 2
Franklin Income VIP	0.46%	0.25%	0.01%	0.02%	0.74%	0.02%	0.72%	(1)
Templeton Global Bond VIP	0.46%	0.25%	0.10%	0.09%	0.90%	0.11%	0.79%	(1)
INVESCO V.I., Series I
Oppenheimer Global	0.63%	-	0.17%	-	0.80%	0.03%	0.77%	(1) (2)
Global Real Estate	0.75%	-	0.26%	-	1.01%	-	1.01%
International Growth	0.71%	-	0.22%	0.01%	0.94%	0.01%	0.93%	(3)
Small Cap Equity	0.74%	-	0.22%	-	0.96%	-	0.96%
IVY VIP, Class II
Balanced	0.70%	0.25%	0.06%	-	1.01%	-	1.01%
Science and Technology	0.85%	0.25%	0.06%	-	1.16%	-	1.16%
MFS® VIT, Initial Class
Total Return	0.67%	-	0.04%	-	0.71%	0.09%	0.62%	(1)
Utilities	0.73%	-	0.05%	-	0.78%	-	0.78%
Value	0.69%	-	0.04%	-	0.73%	-	0.73%
MFS® VIT II, Initial Class
Research International	0.90%	-	0.08%	-	0.98%	0.02%	0.96%	(1)
MORGAN STANLEY VIF, Class I
Core Plus Fixed Income	0.38%	-	0.38%	-	0.76%	0.06%	0.70%	(1)
Emerging Markets Equity	0.85%	-	0.38%	-	1.23%	-	1.23%
U.S. Real Estate	0.70% (2)	-	0.28%	-	0.98%	0.16%	0.82%	(1)

Ameritas Performance II VUL	9

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
MORNINGSTAR ETF, Class II
Morningstar Balanced ETF Asset Allocation	0.45%	0.25%	0.07%	0.15%	0.92%	-	0.92%	(1) (2)
Morningstar Income and Growth ETF Asset Allocation	0.45%	0.25%	0.09%	0.15%	0.94%	0.01%	0.93%	(1) (2)
Morningstar Income and Growth ETF Asset Allocation	0.45%	0.25%	0.09%	0.15%	0.94%	0.01%	0.93%	(1) (2)
NEUBERGER BERMAN AMT, Class I
Mid Cap Intrinsic Value	0.85%	-	0.15%	-	1.00%	-	1.00%
Sustainable Equity	0.84%	-	0.11%	-	0.95%	-	0.95%
PIMCO VIT
Low Duration, Administrative Class	0.50%	-	0.24%	-	0.74%	-	0.74%	(1)
Real Return, Advisor Class	0.50%	0.25%	0.77%	-	1.52%	-	1.52%	(2)
Total Return, Administrative Class	0.50%	-	0.41%	-	0.91%	-	0.91%	(3)
T. ROWE PRICE
Blue Chip Growth-II	0.85%	0.25%	-	-	1.10%	0.10%	1.00%	(1)
Equity Income-II	0.85%	0.25%	-	-	1.10%	0.11%	0.99%	(2)
THIRD AVENUE
Value	0.90%	-	0.58%	-	1.48%	0.18%	1.30%	(1)

Alger (1) Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio. The fees incurred by each Portfolio, pursuant to the provisions of the Fund's Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the rates and tiers described in the Fund's prospectus. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2018, is set forth below.
Balanced	0.71%
Capital Appreciation	0.81%
American Century (1) The advisor agreed to waive 0.14 percentage points of the fund's management fee. The advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.
Calvert (1) Calvert Research and Management ("CRM") has agreed to reimburse the expenses of the portfolios listed below to the extent that Total Portfolio Fees exceed the following:
VP EAFE International Index, Class I	0.48%
VP Investment Grade Bond Index, Class I	0.32%
VP Nasdaq 100 Index, Class I	0.48%
VP Russell 2000 Small Cap Index, Class I	0.39%
VP S&P 500 Index	0.28%
VP S&P MidCap 400 Index, Class I	0.33%
VP Volatility Managed Growth, Class F	0.83%
VP Volatility Managed Moderate Growth, Class F	0.83%
VP Volatility Managed Moderate, Class F	0.83%
VP SRI Balanced, Class I	0.70%
This expense reimbursement will continue through April 30, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Directors of the applicable Fund. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.
DWS (1) Through September 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.75%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses. This agreement may only be terminated with the consent of the Fund's Board.
DWS (2) Through April 30, 2020, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.89% for International Growth VIP, Class A and 0.85% for Small Mid Cap Value VIP, Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses. These agreements may only be terminated with the consent of the applicable Fund's Board.
Fidelity (1) Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund prospectus because of acquired fund fees and expenses.
FTVIPT (1) The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund for the next 12-month period.
Ameritas Performance II VUL	10

Invesco (1) Other Fees are based on estimated amounts for the current fiscal year.
Invesco (2) Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Expenses after Waivers and Reductions if any (excluding certain items discussed below) to 0.77%, through at least May 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Expenses after Waivers and Reductions, if any, to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Invesco (3) Invesco Advisers, Inc. ("Invesco") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
MFS (1) Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment–related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Expenses after Waivers and Reductions, if any" do not exceed 0.62% of the class's average daily net assets annually for Total Return Series Initial Class shares and 0.96% for Research International Initial Class shares. These written agreements will continue until modified by each fund's Board of Trustees, but such agreements will continue until at least April 30, 2020.
Morgan Stanley (1) The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Core Plus Fixed Income Class I and 0.82% for U.S. Real Estate Class I. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the "Company") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Morgan Stanley (2) The Management Fee has been restated to reflect the decrease in the advisory fee schedule, effective July 1, 2018.
Morningstar (1) The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.
Morningstar (2) ALPS Advisors, Inc. (the "Adviser") and Morningstar Investment Management LLC (the "Subadviser") have contractually agreed to jointly waive the management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Expenses after Waivers and Reductions, if any, (not including distribution and/or service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of average daily net assets through April 29, 2020. The Adviser and Sub-Adviser will be permitted to recover, on a class by class basis, expenses each has borne through the agreement described above to the extent that the Portfolio's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio's fee waiver/expense reimbursement arrangements with the Sub-Adviser or the Adviser permit the Sub-Adviser or the Advisor to recapture only if any such recapture payments do not cause the Portfolio's expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
PIMCO (1) "Other Fees" include interest expense of 0.09%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Portfolio Fees are 0.65%.
PIMCO (2) "Other Fees" include interest expense of 0.77%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Portfolio Fees are 0.75%.
PIMCO (3) "Other Fees" include interest expense of 0.26%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Portfolio Fees are 0.65%.
T. Rowe Price (1) T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the funds management fees to 0.75% of the fund's average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund's Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.
T. Rowe Price (2) T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the funds management fees to 0.74% of the fund's average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund's Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.
Third Avenue (1) The Fund's advisor has contractually agreed, for a period of one year from April 30, 2019, to waive receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances.
* Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
** Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
*** Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
Ameritas Performance II VUL	11

****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers and Reductions column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.
*****	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.

CHARGES EXPLAINED

The following repeats and adds to information provided in the CHARGES section where the amount of each charge is shown. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, gender-distinct rates do not apply. Certain charges expressly permit you to designate the Investment Options from which the charge is to be deducted. If there are insufficient funds in such a designated Investment Option, and for all other charges deducted from total Account Value, charges are deducted Pro-Rata from your selected Subaccount and Fixed Account Investment Options.

Transaction Charges

Premium Charge

We currently charge a percentage of each Policy premium payment we receive as a Premium Charge. This charge partially offsets premium taxes imposed by some states and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge. Our current charge is less than our guaranteed maximum amount for this charge.

Surrender Charge

Upon a full Surrender from your Policy, we deduct a Surrender Charge from the total Account Value. The amount of this charge varies by the Insured's gender, Issue Age (or Attained Age at the time of any increase), risk class, Specified Amount of insurance coverage, and the length of time the Policy has been in force. Surrender Charges apply during the first 12 Policy years and for the first 12 Policy years after an increase in Specified Amount. The initial Surrender Charge applies from the Policy Date. In the event of an increase in the Specified Amount, the Surrender Charge will increase. You will receive a revised Policy schedule reflecting the increase. Taxes and tax penalties may apply.

Partial Withdrawal Charge

Upon a partial withdrawal from your Policy, we may assess a partial withdrawal charge. The partial withdrawal charge will be allocated the same as the partial withdrawal itself. Taxes and tax penalties may apply.

Transfer Charge

We may charge a transfer charge for any transfer in excess of 15 transfers per Policy year. You may tell us how to allocate the transfer charge.

Periodic Charges: Monthly Deductions from Account Value

On each Monthly Date, we will deduct an amount from your Account Value to pay us for providing the benefits of the Policy. This amount is called the Monthly Deduction. It equals the sum of monthly charges for the cost of insurance, administrative charge, Specified Amount charge, and the costs of any riders. You may tell us how to allocate the Monthly Deduction.

Cost of Insurance Charge

The cost of insurance rate per $1,000 of Net Amount at Risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the formula for cost of insurance, below. The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy can vary from month to month. The cost of insurance rate for the Specified Amount of insurance coverage varies by the Insured's gender, Issue Age, risk class, Specified Amount and the length of time the Policy has been in force. The cost of insurance rate for an increase in Specified Amount varies by the Insured's gender, age and risk class at the time of the increase, Specified Amount and the length of time the Policy has been in force since the increase. We may use current cost of insurance rates less than those shown in the Policy, and reserve the right to change them so long as they do not exceed the maximum rates shown in the Policy. Changes will apply equally to similarly situated Policy Owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge. Ask for a Policy illustration or see your Policy for the charge(s) applicable to you.

Ameritas Performance II VUL	12

The Cost of Insurance each month equals:

▪	The Net Amount at Risk for the month; multiplied by
▪	The cost of insurance rate per $1,000 of Net Amount at Risk; divided by
▪	$1,000.

Administrative Charge

This monthly charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge. The maximum monthly administrative charge is shown on your Policy schedule.

Specified Amount Charge

For certain risk classes and Issue Ages, the maximum cost of insurance rates and other Policy charges are insufficient to cover our costs in issuing and administering the Policy, operating the Separate Account, and providing the benefits under the Policy. The Specified Amount charge partially compensates us for these costs. We do not anticipate making a profit from this charge. The maximum monthly Specified Amount charge, if any, is shown on your Policy schedule. Any increase in Specified Amount will result in an additional monthly Specified Amount charge, unless the applicable rate at the time of the increase is zero.

Costs of Optional Features

The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Account Value. See the CHARGES section for information about the costs of these features, and refer to APPENDIX A for descriptions of these features. Optional features may not be available in all states.

Periodic Charges: Daily Deductions from Separate Account Assets

The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

Risk Charge

The Risk Charge is for the mortality risks we assume – that Insureds may live for shorter periods of time than we estimate, and also compensates us for the Policy expense risks we assume. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Policy Debt

If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy years, a lower interest rate may be available for a portion of your Policy Debt. See the POLICY LOANS section for more information on applicable interest rates.

Portfolio Charges

Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are stated in this prospectus' CHARGES section and described in more detail in each portfolio's prospectus. A portfolio's charges and expenses are not deducted from your Account Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.

INVESTMENT OPTIONS

The Policy allows you to choose from a wide array of Investment Options – each chosen for its potential to meet specific investment objectives.

You may allocate all or a part of your premiums among the Separate Account variable Investment Options ("Subaccounts") or the Fixed Account option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

Separate Account Variable Investment Options

The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Account Value of your Policy depends directly on the investment performance of the portfolios that you select.

Ameritas Performance II VUL	13

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds, and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in variable life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the investment objectives and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

Read the prospectuses for the underlying portfolios together with this prospectus for more information.

The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas Life. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain on business unrelated to the Separate Account. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable Investment Options' underlying portfolios. We do not make any representations about their future performance.

You bear the risk that the variable Investment Options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and generally the income or loss of one has no effect on the investment performance of any other. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the variable Investment Option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus. You should read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio’s fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Balanced Portfolio, Class I-2	Current income and long-term capital appreciation.
Alger Capital Appreciation Portfolio, Class I-2	Long-term capital appreciation.
American Century Investments	American Century Investment Management, Inc.
American Century VP Income & Growth Fund, Class I	Capital growth; income is secondary.
American Century VP Mid Cap Value Fund, Class I	Long-term capital growth; income is secondary.
Ameritas Performance II VUL	14

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Calvert Variable Products, Inc.	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert VP Investment Grade Bond Index Portfolio, Class I – Ameritas Investment Partners, Inc. ("AIP")*	Index: Bloomberg Barclays U.S. Aggregate Bond Index.
Calvert VP Nasdaq 100 Index Portfolio, Class I – AIP*	Index: NASDAQ 100 Index.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – AIP*	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio – AIP*	Index: S&P 500 Index.
Calvert VP S&P MidCap 400 Index Portfolio, Class I – AIP*	Index: S&P MidCap 400 Index.
Calvert VP Volatility Managed Growth Portfolio, Class F – AIP* and Milliman Financial Risk Management, LLC ("Milliman")	Growth and income.
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F – AIP* and Milliman	Income and growth.
Calvert VP Volatility Managed Moderate Portfolio, Class F – AIP* and Milliman	Current income.
Calvert Variable Series, Inc.	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Total return.
DWS Variable Series I	DWS Investment Management Americas, Inc.
DWS Capital Growth VIP, Class A	Long-term growth of capital.
DWS Variable Series II	DWS Investment Management Americas, Inc.
DWS International Growth VIP, Class A	Long-term capital growth.
DWS Small Mid Cap Value VIP, Class A	Long-term capital appreciation.
Fidelity® Variable Insurance Products **	Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio, Initial Class (2,5)	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Initial Class (2,5)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,5)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP High Income Portfolio, Initial Class (2,5)	Seeks a high level of current income, while also considering growth of capital.
Fidelity® VIP Investment Grade Bond Portfolio, Initial Class (1,5)	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio, Initial Class (2,5)	Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio, Initial Class (2,3,5)	Seeks long-term growth of capital.
Fidelity® VIP Strategic Income Portfolio, Initial Class (1,2,4,5)	Seeks a high level of current income. The fund may also seek capital appreciation.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) FMR Investment Management (UK) Limited; (4) FIL Investment Advisors (UK) Limited; and (5) other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Franklin Advisers, Inc.
Franklin Income VIP Fund, Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.
Templeton Global Bond VIP Fund, Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Global Fund, Series I	Seeks capital appreciation.
Invesco V.I. Global Real Estate Fund, Series I – Invesco Asset Management Limited	Total return through growth of capital and current income.
Invesco V.I. International Growth Fund, Series I	Long-term growth of capital.
Invesco V.I. Small Cap Equity Fund, Series I	Long-term growth of capital.
Ameritas Performance II VUL	15

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Ivy Variable Insurance Portfolios	Ivy Investment Management Company
Ivy VIP Balanced, Class II	To seek to provide total return through a combination of capital appreciation and current income.
Ivy VIP Science and Technology, Class II	To seek to provide growth of capital.
MFS® Variable Insurance Trust	Massachusetts Financial Services Company
MFS® Total Return Series, Initial Class	Seeks total return.
MFS® Utilities Series, Initial Class	Seeks total return.
MFS® Value Series, Initial Class	Seeks capital appreciation.
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Research International Portfolio, Initial Class	Seeks capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class I	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.
ALPS Variable Investment Trust	ALPS Advisors, Inc.
Morningstar Balanced ETF Asset Allocation Portfolio, Class II – Morningstar Investment Management LLC ("Morningstar")	Capital appreciation and some current income.
Morningstar Growth ETF Asset Allocation Portfolio, Class II – Morningstar	Capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II – Morningstar	Current income and capital appreciation.
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I	Seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio, Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC
PIMCO Low Duration Portfolio, Administrative Class	Seeks maximum total return.
PIMCO Real Return Portfolio, Advisor Class	Seeks maximum real return.
PIMCO Total Return Portfolio, Administrative Class	Seeks maximum total return.
T. Rowe Price Equity Series, Inc.	T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio-II	Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Income Portfolio-II	Seeks a high level of dividend income and long-term capital growth primarily through investments in stock.
Third Avenue Variable Series Trust	Third Avenue Management LLC
Third Avenue Value Portfolio	Long-term capital appreciation.

*	Ameritas Investment Partners, Inc. is an indirect subsidiary of Ameritas.
**	FIDELITY and Contrafund are registered service marks of FMR LLC. Used with permission.

Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

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Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable Investment Options.

Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying Investment Option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, Omnibus Orders.)

Voting Rights

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

Fixed Account Investment Option

The Policy has one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 3.0% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that interest will remain at the minimum guaranteed rate for the life of the Policy. Information on any change in the Fixed Account interest rate can be obtained from our Service Center.

All amounts allocated to the Fixed Account become assets of our general account. The general account has not been registered with the SEC and is not subject to SEC regulation.

Net Premiums allocated to and transfers to the Fixed Account under the Policy become part of our general account assets, which support annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. We have sole discretion to invest the assets of the general account, subject to applicable law, and we bear the risk that assets in the Fixed Account will perform better or worse than the interest we pay. Assets in the Fixed Account are subject to claims by creditors of the Company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

Transfers

The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. In addition to the right of each portfolio to impose redemption fees on short-term trading, we may reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio investment adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

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We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio’s investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser’s own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

Subject to restrictions prior to the Right to Examine Transfer Date, you may transfer Account Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪	A transfer is considered any single request to move assets between one or more Investment Options.
▪	We must receive notice of the transfer request – either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.

▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the Account Value remaining in a Subaccount after a transfer will be less than $100, we will include that Account Value in the amount transferred.)
•	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
•	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.
▪	The first 15 transfers each Policy year are free. Thereafter, transfers may result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfers limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
•	may be made only once each Policy year;
•	may be delayed up to six months;
•	is limited during any Policy year to the greatest of:
o	25% of the Account Value in the Fixed Account on the date of the transfer;
o	the amount of any Fixed Account transfer that occurred during the prior 13 months; and,
o	$1,000.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and the investment advisers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an Investment Option's underlying portfolio as disruptive. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
▪	If the Account Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining Investment Options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another Investment Option.
▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

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Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Time Period for Special Transfer

At any time within 24 months of the Policy Date, you may request a transfer of the entire Account Value in the Subaccounts to the Fixed Account without incurring a transfer charge.

Third Party Services

Where permitted and subject to our rules (including those Transfer Rules above regarding rejection of a transfer request), we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

Disruptive Trading Procedures

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt the performance of an affected Subaccount and therefore hurt your Policy’s performance. The risks and harmful effects of disruptive trading include:

▪	dilution of the interests of long-term investors in a separate account if market timers manage to transfer into a portfolio at prices that are below the true value or to transfer out of the portfolio at prices that are above the true value of the portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");
▪	reduced investment performance due to adverse effects on portfolio management by:
•	impeding a portfolio investment adviser's ability to sustain an investment objective;
•	causing the portfolio to maintain a higher level of cash than would otherwise be the case;
•	causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the portfolio; and
▪	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those separate accounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Policy Owners should be aware that we are contractually obligated to provide, at the portfolio investment adviser's request, Policy Owner transaction data relating to trading activities, including tax identification numbers and other identifying information contained in our records to assist in identifying any pattern or frequency of Subaccount transfers that may violate the portfolio's trading policies. We are obligated to follow each portfolio investment adviser's instructions regarding enforcement of their trading policy. On receipt of written instructions from a portfolio investment adviser, we will restrict or prohibit further purchases or transfers by Policy Owners identified as having engaged in transactions that violate the portfolio's trading policies. We are not authorized to grant exceptions to an underlying portfolio's trading policy. Please refer to each portfolio's prospectus for more information on its trading policies.

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We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners. Restrictions may include changing, suspending or terminating telephone, online and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio investment adviser's restrictions imposed upon transfers considered by the portfolio investment adviser to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied; we do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these procedures.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules. See the sections of the prospectus describing those programs for the rules of each program.

Systematic Transfer Programs

Transfers under any systematic transfer program do count toward the 15 free transfers limit. We reserve the right to alter or terminate any systematic transfer program upon thirty days advance written notice.

Dollar Cost Averaging Program

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when a portfolio's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Account Value, protect against a loss, or otherwise achieve your investment goals.

Dollar Cost Averaging Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
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▪	The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	Dollar Cost Averaging program transfers cannot begin before the Right to Examine Transfer Date.
▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Monthly Date following the Right to Examine Transfer Date.
▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program

The Portfolio Rebalancing program allows you to rebalance your Account Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	The Fixed Account is excluded from this program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

Earnings Sweep Program

The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

OTHER IMPORTANT POLICY INFORMATION

Policy Application and Issuance

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

The Insured must not be older than age 80 on the Insured's birthday nearest to the Policy Date. The minimum initial Specified Amount (or "face amount") of life insurance is $100,000. We may reduce the initial Specified Amount for Policies issued in connection with group or sponsored arrangements. See the Special Arrangements section, below, for details. To purchase a Policy, you must submit an application, at least the Initial Premium (see below), and provide evidence of the proposed Insured's insurability satisfactory to us. Before accepting an application, we conduct underwriting to determine insurability.

We reserve the right to reject any application or premium. If we issue a Policy, insurance coverage will be effective as of the Policy Date.

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

▪	The Owner's and Insured's full name(s), Social Security number (tax identification number for a business or trust Owner), date of birth, and certain other required information must be included.
▪	Your premium allocations must be complete, be in whole percentages, and total 100%.
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▪	Initial Premium requirements must be met (see below).
▪	Your signature and your agent's signature must be on the application.
▪	City, state and date the application was signed must be completed.
▪	You must provide all information required for us to underwrite your application (including health and medical information about the Insured, and other information we consider relevant).
▪	Please give us your email address to facilitate receiving updated Policy information by electronic delivery.
▪	There may be forms in addition to the application required by law or regulation, especially when a replacement of other coverage is involved.
▪	Your agent must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We reserve the right to reject any premiums. We may postpone crediting payment of your initial premium made by personal check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

Initial Premium

▪	At least the Monthly Minimum No-Lapse Premium times the number of months between the Policy Date and the date the Policy is issued plus one month.

Additional Premiums

▪	Payment of additional premiums is flexible, but must be enough to cover Policy charges.
▪	If a premium increases the Net Amount at Risk, it is subject to evidence of the Insured's continued insurability and our underwriting requirements as to the amount of the increase.
▪	Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premium, subject to our approval. Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.
▪	If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to the Account Value.
▪	We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

Allocating Premium

You may allocate your premiums among the variable Investment Options (the Subaccounts) and the Fixed Account option. The initial allocation instructions in your Policy application will be used for additional premiums until you change your allocation instructions.

▪	Allocations must be in whole percentages, and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us, except your initial premium and any additional premiums received prior to your Policy's Right to Examine Transfer Date.

Prior to the Right to Examine Transfer Date, we will hold your initial Net Premium and any additional Net Premiums in the Money Market Subaccount. On the Right to Examine Transfer Date, we will invest your Account Value, which will include investment performance results, in the Investment Options pursuant to your application allocation instructions. If, by the Right to Examine Transfer Date, you decide to cancel your Policy, we will refund the premiums paid minus Policy Debt and partial withdrawals.

Until your Policy is issued, any premium payments we receive are held in our general account.

Account Value

On your Policy's Issue Date, Account Value (or "Policy Value" or "Accumulation Value") equals your initial Net Premium (premium less the Percent of Premium Charge) minus any Monthly Deductions since the Policy Date. On any Business Day thereafter, your total Account Value equals the sum of Account Value in the Separate Account variable Investment Options, the Fixed Account, and the loan account, plus any Net Premium received that Business Day, but not yet allocated.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Account Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's unit value by the number of Accumulation Units held in that Subaccount. We will determine the value of the assets of each Subaccount at the close of trading on the New York Stock Exchange on each Business Day.

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The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount on any Business Day equals the unit value of the Subaccount on the previous Business Day multiplied by the net investment factor for the Subaccount. The net investment factor for each Subaccount can be determined on any Business Day by using the following calculation:

▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the current Business Day, plus the per share amount of any dividend or capital gain distribution paid by that underlying portfolio since the previous Business Day, plus the per share amount of any taxes payable by the Separate Account; divided by
▪	the net asset value per share of the Subaccount's underlying portfolio as of the end of the previous Business Day, minus
▪	the daily risk charge.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on that Business Day. Each transaction described below will increase or decrease your Accumulation Units.

The number of Accumulation Units in a Subaccount will increase when:

▪	Net Premiums are credited to it; or
▪	amounts are transferred to it from other Subaccounts, the Fixed Account, or the loan account.

The number of Accumulation Units in a Subaccount will decrease when:

▪	partial withdrawals (and any partial withdrawal charges) are taken from it;
▪	Monthly Deductions are taken from it;
▪	transfer charges are taken from it; or
▪	amounts are transferred out of it into other Subaccounts, the Fixed Account, or the loan account.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Fixed Account Value

The Account Value of the Fixed Account on any Business Day equals:

▪	Net Premiums credited to the Fixed Account; plus
▪	any transfers from the Subaccounts or the loan account to the Fixed Account; plus
▪	interest credited to the Fixed Account; minus
▪	any partial withdrawal (and partial withdrawal charge) taken from the Fixed Account; minus
▪	the Fixed Account's share of any Monthly Deductions from Account Value; minus
▪	any transfer charges taken from the Fixed Account; minus
▪	amounts transferred from the Fixed Account to the Subaccounts or the loan account.

Loan Account Value

The Account Value in the loan account on any Business Day equals:

▪	amounts transferred to the loan account from the Investment Options (the Subaccounts and the Fixed Account); plus
▪	interest credited to the loan account; minus
▪	amounts transferred from it into the Investment Options.

(Also see Defined Terms for the definition of "Policy Debt.")

Telephone Transactions

Telephone Transactions Permitted

▪	Transfers among Investment Options.
▪	Establish systematic transfer programs.
▪	Change premium allocations.

How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪	Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
▪	Calls will be recorded for your protection.
▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

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Electronic Delivery and Communications

You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

Misstatement of Age or Gender

If an Insured's age or gender has been misstated on the application, an adjustment will be made to reflect the correct age and gender. If the misstatement is discovered at death, the Policy death benefit and any additional benefits provided will be adjusted based on what the cost of insurance rate as of the most recent Monthly Date would have purchased at the Insured's correct age and gender. If the misstatement is discovered prior to death, the Cash Surrender Value will be adjusted, based on the Insured's correct age and gender, to reflect the expense charges, Surrender Charges, and cost of insurance rates from the Policy Date.

Suicide

We will terminate the Policy and give back the premiums received, less any partial withdrawals and Policy Debt, if the Insured, while sane or insane, commits suicide within two years (one year in North Dakota) after the date the Policy was issued. We will pay only the Monthly Deductions for an increase in Specified Amount of insurance if the Insured, while sane or insane, commits suicide within two years (one year in North Dakota) after the effective date of any increase.

Incontestability

We will not contest the Policy, in the absence of fraud, after it has been in force while the Insured is alive for two years from the Issue Date, nor will we contest any increased benefits later than two years after the effective date of such increase. If you did not request the increase or if evidence of insurability was not required, we will not contest the increase. Increased benefits, for the purposes of this provision, shall include any favorable Policy changes you request. If the Policy is reinstated, the incontestable period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement. Riders to the Policy may have separate incontestability provisions.

Assignment

You may assign your Policy by giving Written Notice. We will not be responsible for the validity of an assignment. Unless you specify otherwise, the assignment will take effect on the date the Written Notice was signed by you. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment. An assignment is subject to any Policy Debt.

Lapse and Grace Period

Minimum No-Lapse Period

Because Account Value can fluctuate depending upon the performance of your selected variable Investment Options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

Lapse of the Policy may result in adverse tax consequences. See discussion at Tax Treatment of Loans and Other Distributions.

This Policy will lapse with no value when the Policy's Cash Surrender Value is not enough to cover any due but unpaid charges. However, we guarantee the Policy will remain in force for the period shown in your Policy's schedule page so long as the premium paid, less partial withdrawals and Policy Debt, equals or exceeds the sum of the monthly Minimum No-Lapse Premiums from the Policy Date to the most recent Monthly Date. Your minimum no-lapse period and Minimum No-Lapse Premium are shown in your Policy schedule. Your Policy Value at the end of the minimum no-lapse period may be insufficient to keep the Policy in force unless an additional payment is made at that time.

Grace Period

If the Cash Surrender Value on any Monthly Date is less than the Monthly Deduction for the next Policy month, you will have a 61-day grace period to make a premium payment to continue your Policy. The minimum premium to continue the Policy is the amount which will result in the Cash Surrender Value on the date the grace period began being equal to the current Monthly Deduction plus the next two Monthly Deductions. At the start of the grace period, we will mail a notice of the minimum premium necessary to

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keep the Policy in force to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the Insured dies during the grace period, we will deduct outstanding Policy Debt and Policy charges due but not paid from the death benefit proceeds payable.

Reinstatement

If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse, so long as the Insured is Attained Age 80 or less. To reinstate, we must receive:

▪	Written application signed by you and the Insured;
▪	Evidence of the Insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
▪	Premium at least equal to (a + b + c - d) divided by (e) where:

(a) is the sum of all due and unpaid Monthly Deductions during the grace period;

(b) is the sum of Monthly Deductions for three months from the date of reinstatement;

(c) is the Surrender Charge on the date of reinstatement;

(d) is the Account Value at the beginning of the grace period; and

(e) is one minus the premium charge.

▪	Repayment or reinstatement of any outstanding Policy Debt.

The effective date of reinstatement will be the Monthly Date on or next following the date the reinstatement is approved.

The Account Value on the date of reinstatement will equal the Net Premium paid to reinstate the Policy; plus the Account Value at the beginning of the grace period; minus the sum of the due and unpaid Monthly Deductions during the grace period. The Surrender Charge at reinstatement will be based on the original Policy Date and the dates of any increases in Specified Amount as if the Policy had never terminated.

The Policy cannot be reinstated once it has been fully Surrendered.

Delay of Payments or Transfers

We will usually pay any amounts from the Separate Account requested as a partial withdrawal or Surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if:

▪	the NYSE is closed for other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
▪	the SEC permits delay for the protection of security holders; or
▪	an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Subaccounts.

The applicable rules of the SEC will govern as to whether these conditions exist.

We may defer payments of a Policy loan, partial withdrawal or full Surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the loan, withdrawal or Surrender.

Beneficiary

The beneficiary will receive the death benefit proceeds when the Insured dies. You name the primary beneficiary and any contingent beneficiaries in your application. If no primary beneficiary is living when the Insured dies, we will pay to the contingent beneficiary. If no contingent beneficiary is living when the Insured dies, we will pay you or your estate. Unless otherwise provided, if any beneficiary dies within 30 days after the Insured dies as the result of a common disaster, we will pay the death benefit proceeds as if that beneficiary died first.

Unless your beneficiary designation provides otherwise, we will follow these rules:

▪	We will pay equal shares when more than one beneficiary of the same class is to share the funds.
▪	No revocable beneficiary has rights in this Policy until the Insured dies.
▪	An irrevocable beneficiary cannot be changed without his or her consent.
▪	The interest of any beneficiary is subject to the rights of any assignee shown on our records.
▪	When beneficiaries are not shown by name (such as "children"), we may find who they are from sworn statements and not wait for court records.

You may change your beneficiary at any time while the Insured is living by sending Written Notice to us. We must approve any change. If approved, the change will be effective as of the date you signed the Written Notice. We will not be liable for any payments we make or actions we take before the change is approved.

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Minor Owner or Beneficiary

Generally, a minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named beneficiary, we may be able to pay the minor's beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to claim proceeds on behalf of the minor; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

Policy Changes

You may request to change your Specified Amount, death benefit option, or riders. Any change to your Policy is effective only if by Written Notice on a form acceptable to us, and only when recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page. When a Policy change is made, we will send you a revised Policy schedule that will show the updated coverage and any new charges.

A change of Owner may be made at any time by Written Notice, and will take effect on the date Written Notice is signed by you. Such change of Owner is subject to any action we take prior to the date we receive Written Notice when based on instructions we received from the Owner of record.

"Right to Examine" Period

You may cancel your Policy for a refund during your "right to examine" or "free look" period. This period expires 10 days after you receive your Policy (30 days after if it is a replacement for another policy), or 45 days after your application is signed, whichever is later. (The "right to examine" period is longer in some states, ranging from 15 to 30 days.) If you decide to cancel the Policy, you must return it by mail or delivery to the home office or to the Ameritas Life selling agent by the date the "right to examine" period expires. Your Policy will be void from the beginning. We will refund the premiums paid minus Policy Debt and partial withdrawals, unless otherwise required by state law.

Optional Features

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Account Value as stated in this prospectus' CHARGES section.

Nonparticipating

The Policy is nonparticipating. No dividends will be paid under the Policy.

Special Arrangements

Where permitted by state regulation, we may make Policies available through various special arrangements. We may reduce or waive the premium charge; monthly administrative charge; and/or the Surrender Charge under Policies purchased by:

1.	our directors, officers, current or retired employees ("employees"), or agents, or affiliates thereof, or their spouses or dependents;
2.	directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with Ameritas Investment Corp. relating to the Policies, or their spouses or dependents; or
3.	directors, officers, employees, or affiliates of the portfolios or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

In addition, in the future, we may reduce or waive the premium charge, and/or Surrender Charge if a Policy is purchased by the Owner of another policy we issued, and/or through transfer or exchange from a life insurance policy we issued, each in accordance with rules we establish and apply on a uniform basis. Reductions or waivers of the premium charge, monthly administrative charge, and the Surrender Charge reflect the reduced sales and administrative effort associated with Policies sold to the Owners specified. Our Service Center can provide information regarding the availability of reduced or waived charges to such Owners.

We will issue Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits

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group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. The Policies may not be available in connection with group or sponsored arrangements in all states.

For Policies issued in connection with group or sponsored arrangements, we may reduce or waive one or more of the following charges: the premium charge; the Surrender Charge; the monthly charge for the cost of insurance; rider charges; monthly administrative charges; daily risk charges (for mortality and expense risk); and/or the transfer charge. We may also reduce the minimum Specified Amount per Policy. In addition, the interest rate credited on amounts taken from the Subaccounts as a result of a loan may be increased for these Policies. We will waive or reduce these charges as described below and according to our rules in effect when the Policy application is approved.

To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria, for example, size of the group, or number of years in existence. Generally, the sales contacts and effort, administrative costs, insurance cost, and mortality and expense risk per Policy may vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased, and certain characteristics of its members (including underwriting-related factors that we determine result in lower anticipated expenses of providing insurance coverage, and/or lower mortality and expense risk, under Policies sold to members of the group or through the sponsored arrangement). The amount of any reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements, and/or the reduced anticipated cost of insurance or mortality and expense risk under such Policies. We may modify from time to time the amount or availability of any charge reduction or waiver, or the criteria for qualification.

Charge reductions or waivers will not be unfairly discriminatory against any person, including the affected Owners and all other owners of Policies funded by the Separate Account.

POLICY DISTRIBUTIONS

The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully Surrender it for its Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy. The Policy will terminate and all insurance will stop when the Insured dies.

Death Benefit

Upon the Insured's death, we will pay to the Policy beneficiary:

▪	the death benefit on the Insured's life under the death benefit option in effect; plus
▪	any additional life insurance proceeds provided by any optional benefit or rider; minus
▪	any Policy Debt; minus
▪	any overdue Monthly Deductions, including the Monthly Deduction for the month of death.

We will pay the death benefit proceeds after we receive satisfactory proof that the Insured died while the Policy was in force and other proof that we may require in order to investigate the claim. We will pay the death benefit proceeds in a lump-sum payment to the beneficiary. We will include interest from the Insured's date of death to the payment date. The rate of interest will be at least the amount required by law. Full payment of the death benefit proceeds discharges us from any and all claims.

Death Benefit Options

When you apply for your Policy, you will choose one of three death benefit options, which will be used to determine the death benefit.

Death Benefit Option A

Under Option A, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage; and
▪	the Account Value multiplied by the corridor factor.

Death Benefit Option B

Under Option B, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the Account Value; and
▪	the Account Value multiplied by the corridor factor.

Death Benefit Option C

Under Option C, the death benefit is the greater of:

▪	the Specified Amount of insurance coverage plus the sum of premiums paid minus the sum of partial withdrawals taken; and
▪	the Account Value multiplied by the corridor factor.
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If you select Option C and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

When you apply for your Policy, you will also choose one of two alternative tests to evaluate whether your Policy qualifies as a life insurance contract under the Internal Revenue Code. Once you have chosen a test for tax qualification, you cannot change it. If you choose the guideline premium test, total premium payments may not exceed the guideline premium payment limitations for life insurance set forth under the Internal Revenue Code. If you choose the cash value accumulation test, the guideline premium limitations do not apply. The corridor factors are higher for the cash value accumulation test than for the guideline premium test. The corridor factors are shown in the Policy schedule.

Changes in Death Benefit Option

You select the death benefit option when you apply for the Policy. You also may change the death benefit option after the first Policy year, as discussed below.

Changes in Death Benefit Option Rules

▪	Your request for a change must be by Written Notice.
▪	You can only change your Policy death benefit option once each Policy year. The change will be effective on the Monthly Date after we receive (or, if evidence of insurability is necessary, after we approve) your Written Notice.
▪	There is no fee to change your Policy death benefit option.
▪	Changing from Option B to Option A, or from Option C to Option A: The Specified Amount will not change, and the death benefit will be reduced to equal the Specified Amount.
▪	Changing from Option A to Option B, or from Option C to Option B: The Specified Amount will be adjusted so that the Net Amount at Risk is unchanged.
▪	The change is allowed only if the new Specified Amount of insurance meets the requirements stated in the Changes in Specified Amount section, below.

Changes in Specified Amount

The initial Specified Amount is set at the time we issue your Policy. The Specified Amount may change from time to time, as discussed below. A change in Specified Amount could have federal tax consequences (See the TAX MATTERS section).

Under the Scheduled Increase Rider for the Insured, we will automatically increase the Specified Amount on Annual Dates. The amount of the increase is shown on the Policy schedule. Total increases from the rider may not exceed two times the initial Specified Amount. No increase will be made after the Annual Date nearest the Insured's 65th birthday. We will mail to you a revised Policy schedule for each increase. Acceptance is automatic. You may reject the increase by Written Notice to us and return of the revised Policy schedule within 30 days of the increase date. There is no charge for the rider.

In addition, on or after one year from the Policy Date, you may change the current Specified Amount of insurance coverage by Written Notice on a form provided by us, and subject to our approval. Any change will take effect on the Monthly Date on or after the date we receive your Written Notice.

INCREASE in Coverage Rules

▪	The minimum amount of an increase in Specified Amount of insurance coverage is $25,000.
▪	An increase of the Specified Amount will require evidence of insurability satisfactory to us and be subject to our underwriting limits in place at that time. (Underwriting requirements do not apply to requested increases if certain riders are part of your Policy.)
▪	Any increase of the Specified Amount will be subject to increased cost of insurance charges, monthly Specified Amount charges, and Surrender Charges based on the Insured's gender and the Issue Age and rate class for the increase. You will receive a revised Policy schedule stating the increased charges.

DECREASE in Coverage Rules

▪	The amount of any decrease may be no less than $1,000.
▪	Any reduction in the Specified Amount will be in the following order:
•	first, reduce the most recent increase of the Specified Amount;
•	then, the next most recent increases; and
•	finally, the Policy's initial Specified Amount.
▪	Any decrease of the Specified Amount you request will not reduce the Surrender Charges or the monthly Specified Amount charges in effect at the time of the decrease.
▪	The Specified Amount of coverage after the decrease must be at least $50,000. We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
▪	If the change is within the minimum no-lapse period, we will update the monthly Minimum No-Lapse Premium on the revised Policy schedule.

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No Maturity Date

This Policy does not have a maturity date. If the insured is still living at attained age 121, all monthly deductions will cease, and we will not accept any additional premiums except for amounts required to keep the policy in force. New loans and loan repayments can continue to be made and the loan balance will continue to accrue interest. The death benefit option will be changed to Option A, and partial withdrawals are not permitted after attained age 121. You may surrender your policy if you do not want coverage to continue past attained age 121.

Policy Loans

You may obtain a loan secured by the Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Account Value. We may require you to sign a loan agreement. You may ask your sales representative or us to provide illustrations giving examples of how a loan might affect your Account Value, Cash Surrender Value and death benefit.

Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences. See the discussion at Tax Treatment of Loans and Other Distributions.

Amount You Can Borrow	Loan Interest Rate

Standard Policy Loan. You may borrow no more than:

▪  the Cash Surrender Value; minus

▪  loan interest on Policy Debt including the requested loan to the next Annual Date; minus

▪  the sum of the next three Monthly Deductions.

Standard Loan Interest Rate. Current net annual loan interest rate of 1.0%: we charge a current interest rate with a 4.0% effective annual yield (guaranteed not to exceed 4.0%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.
Amount You Can Borrow	Loan Interest Rate

Preferred Rate Policy Loan. After five (5) Policy years, a portion of the Policy Debt may qualify for the preferred loan interest rate. The portion eligible for the preferred loan interest rate is:

▪  the Account Value; plus

▪  the sum of partial withdrawals taken, minus

▪  the sum of premiums paid.

Preferred Loan Interest Rate. Current net annual loan interest rate of 0.0%: we charge a current interest rate with a 3.0% effective annual yield (guaranteed not to exceed 3.5%), but we also credit an interest rate with an effective annual yield of 3.0% to any amounts in the loan account.

Loan Rules

▪	The Policy must be assigned to us as security for the loan.
▪	We will accept a loan request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	We will transfer all loan amounts from the Subaccounts and the Fixed Account to a loan account. The amounts will be transferred on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a transfer pursuant to your instructions is less than $100, the amounts will be transferred on a Pro-Rata basis.
▪	Loan interest is due on each Annual Date. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest only from the Policy Investment Options you designate; if that is not possible (due to insufficient value in an Investment Option you elect) or you have not provided such instructions, we will deduct loan interest on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account.
▪	If Policy Debt exceeds Account Value minus the Surrender Charge minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
▪	You may repay Policy Debt in full or in part any time while the Policy is in force. We will deduct the amount of the loan repayment from the loan account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as Net Premium is allocated on the date of repayment. You must instruct us to treat your payment as a loan repayment; otherwise, we will treat any unspecified payment as premium.
▪	The death benefit will be reduced by the amount of any Policy Debt on the date of the Insured's death.
▪	We may defer making a loan from the Fixed Account for up to six months unless the loan is to pay premiums to us.

Cash Surrender

While the Insured is alive, you may terminate the Policy for its Cash Surrender Value. After a full Surrender, all your rights in the Policy end, and you may not reinstate the Policy.

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Cash Surrender Rules

▪	We will accept a full Surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
▪	The applicable Surrender Charge is described in the CHARGES section of this prospectus.
▪	We may defer Surrender payments from the Fixed Account for up to six months from the date we receive your request.

Partial Withdrawal

While the Insured is alive, you may withdraw part of the Account Value. The amount requested and any partial withdrawal charge will usually be deducted from the Account Value on the date we receive your request if received before 3 p.m. Central Time.

If Death Benefit Option A (described above) is in effect, then the Specified Amount will be reduced by the partial withdrawal amount plus any charge.

If Death Benefit Option B or Option C (described above) is in effect, the Account Value will be reduced by the amount of the partial withdrawal, but the Specified Amount of insurance coverage will not change.

If Death Benefit Option C (described above) is in effect and the sum of partial withdrawals taken is greater than the sum of premiums paid, the death benefit may be less than the Specified Amount.

Partial Withdrawal Rules

▪	We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
▪	The applicable partial withdrawal charge is stated in the CHARGES section of this prospectus.
•	The minimum partial withdrawal amount is $100; the maximum is an amount such that the remaining Cash Surrender Value is at least an amount sufficient to maintain the Policy in force for the next three months.
▪	A partial withdrawal is irrevocable.
▪	For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
▪	Partial withdrawals will be deducted from your Policy Investment Options on a Pro-Rata basis, unless you instruct us otherwise. If the value of an Investment Option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a Pro-Rata basis.
▪	Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
▪	We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
▪	Partial withdrawals may change the Minimum No-Lapse Premium requirements. You may request a new illustration of Account Value from us to demonstrate these changes.
▪	Depending upon the circumstances, a partial withdrawal may have tax consequences.

Payment of Policy Proceeds

A primary function of a life insurance policy is to provide payment of Policy proceeds. Policy proceeds are payable upon the Insured's death, a full Surrender or partial withdrawal of Account Value, or upon any other benefit where certain proceeds are payable. We will make payment in a lump sum to the beneficiary.

Rules for Payment of Policy Proceeds

▪	Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
▪	We may require proof of your age or survival or the age or survival of the payee.
▪	No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.

Payment of Death Benefit Proceeds

We may pay death benefit proceeds in a lump sum by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

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TAX MATTERS

The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

Life Insurance Qualification; Tax Treatment of Death Benefit

The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

▪	you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy and
▪	the death benefit should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see Tax Treatment of Loans and Other Distributions below). The rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Account Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance Policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose not to make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

Special Considerations for Corporations and Employers

Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should observe the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits and consult a tax adviser regarding filing IRS Form 8925.

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Tax Treatment of Loans and Other Distributions

Upon a Surrender or lapse of the Policy, if the amount received plus any outstanding Policy Debt exceeds the total cost basis in the Policy, the excess generally will be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means: • the total of any premium payments or other consideration paid for the Policy, minus • any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:

▪	All distributions, including Surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Account Value immediately before the distribution exceeds the cost basis in the Policy at such time.
▪	Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
▪	A 10% additional income tax is imposed on the portion of any distribution, loan, or assignment of the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59½, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

Distributions (including upon Surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

Other Policy Owner Tax Matters

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full Surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depend on the circumstances of each Owner or beneficiary.

Interest paid on Policy loans generally is not tax deductible.

Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full Surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstances.

Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Account Value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

Ameritas Performance II VUL	32

Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Account Value. These differences could result in you being treated as the owner of a Pro-Rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

Paid-Up Life Insurance Benefit Endorsement. Electing this benefit may have adverse tax consequences. The Internal Revenue Service has not ruled on the use of this endorsement. We strongly urge you to consult legal counsel and your personal tax adviser before electing this benefit.

Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation, split dollar arrangements and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Also, on July 30, 2002, the Sarbanes-Oxley Act of 2002 became law and required significant accounting and corporate governance reform. This Act prohibits, with limited exceptions, publicly-traded companies from extending many types of personal loans to their directors or executive officers. This prohibition may be interpreted as applying to some arrangements for split-dollar life insurance policies for directors and executive officers of such companies, since such insurance may be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners should consult a tax adviser about the treatment of the Policy when used in a plan or arrangement that under the Treasury Regulations would be considered a tax shelter.

Ameritas Performance II VUL	33

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time have a material adverse effect on any or all of the above.

HOW TO GET FINANCIAL STATEMENTS

Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT provision on the last page of this prospectus.

RULE 12h-7 EXEMPTION

Ameritas Life relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

DISTRIBUTION OF THE POLICY

Our underwriter and affiliate, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this Policy’s Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the last page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another. In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to our affiliates or us. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time. In calendar year 2018 we paid no conference sponsorship fees. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

Ameritas Performance II VUL	34

APPENDIX A: Optional Features

This Appendix is intended to provide only a very brief overview of additional benefits available to be added to your Policy by rider. Some of these features are only available at the time the Policy is issued, and may not be added later. For more information, contact your registered representative or us. Certain riders may not be available in all states. The cost for each rider, if any, is explained in the CHARGES section.

Accelerated Benefit Rider

This rider provides the ability to accelerate the death benefit to be a living benefit, allowing you to withdraw value from the Policy, as defined in the rider, in the event of diagnosis of terminal illness. The amount available as a living benefit is less than the total death benefit payable under the Policy.

Accidental Death Benefit Rider

This rider provides an additional death benefit, payable if the Insured's death results from certain accidental causes.

Children's Insurance Rider

This rider provides term life insurance protection, as defined in the rider, for the Insured's children.

Guaranteed Insurability Rider

This rider guarantees that insurance coverage may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

Insurance Exchange Rider

This rider provides the right to exchange the Policy for a new policy on the life of a substitute insured. Exercise of the right is subject to satisfactory evidence of insurability of the substitute insured. Costs associated with the new policy will vary. For purposes of calculating any Surrender Charges subsequently imposed on the policy acquired by exchange, we will take into account the number of Policy years that this Policy, and the policy acquired by exchange, have been in force. Exercise of this rider will result in a taxable exchange.

Paid-Up Insurance Benefit Endorsement

This endorsement protects your Policy from lapsing under certain conditions when your outstanding Policy Debt is large relative to your Account Value and Specified Amount.

Scheduled Increase Rider

This rider provides for automatic increases in the Specified Amount on each Annual Date, subject to the terms of the rider. The amount of the increase is specified in the rider. The Insured's rate class on the issue date of the rider will be the rate class of the scheduled increases. You cannot add this rider if you have chosen the cash value accumulation test as your tax qualification test.

Total Disability Benefit Rider

This rider provides that during periods of the Insured's total disability, as defined in the rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums. The Owner chooses the benefit level at the issue of the rider.

Waiver of Monthly Deduction Rider

This rider provides that during periods of the Insured's total disability, as defined in the rider, certain Policy charges and charges for any Policy riders will be waived.

APPENDIX B: State-Specific Contract Provisions

Certain features of your Policy may be different than the features described in the prospectus if your Policy is issued in the state or district described below. Further variations may arise; the variations are subject to change without notice.

[State filings are in process]

Ameritas Performance II VUL	35

DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Account Value / Accumulation Value / Policy Value means the sum of Net Premiums paid, minus partial withdrawals, minus Policy charges, plus interest credited to the Fixed Account and the loan account, adjusted for gains or losses in the Subaccounts. The Account Value is comprised of amounts in the Subaccounts, the Fixed Account, and the loan account.

Accumulation Unit means an accounting unit of measure used to calculate the Account Value allocated to a Subaccount of the Separate Account. It is similar to a share of a mutual fund.

Annual Date means the same date each year as the Policy Date.

Attained Age means the Issue Age plus the number of completed Policy years. With respect to any increase in Specified Amount, Attained Age means the Issue Age for the increase plus the number of complete years since the increase.

Business Day means each day that the New York Stock Exchange is open for trading.

Cash Surrender Value means the Account Value, minus the Surrender Charge, minus any Policy Debt.

Company, We, Us, Our, Ameritas Life means Ameritas Life Insurance Corp.

Fixed Account is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable Investment Options of the Separate Account. The Fixed Account is part of our general account.

Insured means the person shown on the Policy schedule upon whose life this Policy is issued.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Account Value among the Investment Options.

Issue Age means the Insured’s age as of the birthday nearest to the Policy Date. With respect to any increase in Specified Amount, Issue Age means the Insured’s age as of the birthday nearest to the date of the increase.

Issue Date means the date on which the suicide and incontestability periods begin. If we have received the initial premium from you, the Issue Date will also be the date when you have life insurance coverage with us. If we have not received the initial premium from you, you WILL NOT have coverage until the date on which we receive the initial premium from you.

Minimum No-Lapse Premium means the amount that must be paid on a cumulative basis to keep this Policy in force during the minimum no-lapse period as shown on the Policy schedule.

Monthly Date means the same date of each month as the Policy Date.

Monthly Deduction means a charge made against the Account Value on each Monthly Date for the coverage provided by this Policy and any attached riders.

Net Amount at Risk means the death benefit on the Monthly Date, discounted at the Fixed Account minimum credited rate for one month, minus the Account Value on the Monthly Date, after the Monthly Deduction has been taken except for the cost of insurance.

Net Premium means the premium paid reduced by the premium charge, which will not exceed the maximum premium charge shown on the Policy schedule.

Planned Periodic Premium means a level premium you intend to pay at a fixed interval. The Planned Periodic Premium is shown on the Policy schedule.

Policy Date means the date from which Policy months, years and anniversaries are measured. The Policy Date will be determined by us unless you request a different Policy Date that we approve. If the Issue Date is after the Policy Date or we have not received the initial premium from you, you WILL NOT have life insurance coverage on the Policy Date.

Policy Debt means the sum of all unpaid Policy loans and accrued interest on Policy loans.

Pro-Rata means allocating a dollar amount among the Investment Options in proportion to the Account Value in those Investment Options.

Right to Examine Transfer Date means 13 days after the Issue Date, or if later, the date all requirements necessary to place the Policy in force are delivered to us.

Ameritas Performance II VUL	36

Specified Amount means a dollar amount used to determine the death benefit of your Policy. It is shown on the Policy schedule. You may increase or decrease it as provided in your Policy.

Subaccounts means the divisions within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio.

Surrender means termination of this Policy at your request for its Cash Surrender Value while the Insured is alive.

Surrender Charge means the charge subtracted from the Account Value on the Surrender of this Policy.

Written Notice means information we have received at Ameritas Life, Service Center, P.O. Box 81889, Lincoln, NE 68501 (or 5900 O Street, Lincoln, NE 68510), fax 402-467-7335. A Written Notice must be signed by you, in good order, and on a form approved by or acceptable to us. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by facsimile, we have the right to implement the request if the copied or facsimile signature appears to be a copy of your genuine original signature.

You, Your, Owner means the Owner as shown on the Policy schedule, unless changed. Ownership of this Policy may be held jointly. The Insured may or may not be the Owner.

Illustrations

Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, Investment Options and any optional features selected, how you plan to accumulate or access Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Account Value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, based upon your specific situation. You may annually request, without charge, an illustration from us. We may charge a reasonable fee, not to exceed the maximum shown on the Policy schedule page, for additional illustrations requested in the same Policy year.

Statement of Additional Information; Registration Statement

A Statement of Additional Information ("SAI") dated December 16, 2019 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number below. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or email. Information about the Separate Account (including the SAI), is available on the SEC's website (www.sec.gov), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street NE, Washington, DC 20549-0102. (You may direct questions to the SEC at 202-942-8090.)

Ameritas Performance II VUL	37

Reports to You

We will send a statement to you at least annually showing your Policy's death benefit, Account Value and any Policy Debt. If your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account, the annual report will also be the only confirmation you have of premium payments and regular Monthly Deductions. We will confirm any other premium payments, Policy Debt, transfers between Investment Options, lapses, Surrender, partial withdrawals, and other Policy transactions as they occur. You will receive additional periodic reports that the SEC may require.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable Investment Option you wish to select.

IF YOU HAVE QUESTIONS,

about the Policy described in this prospectus, or wish to request a Statement of Additional Information,

contact your sales representative, or write or telephone us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: ameritas.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.

© 2019 Ameritas Life Insurance Corp.	SEC Registration # 811-04473
Ameritas Performance II VUL	38

Statement of Additional Information: December 16, 2019
to accompany Policy Prospectuses dated December 16, 2019

Variable Life Insurance Policies
offered through
Ameritas Variable Separate Account V

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1
SERVICES

UNDERWRITER	2
DISTRIBUTION OF THE POLICY

MORE INFORMATION ON CHARGES	3

DISTRIBUTION OF MATERIALS	4
ADVERTISING
PERFORMANCE DATA

LICENSING AGREEMENT	5
FINANCIAL STATEMENTS

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at ameritas.com, or by calling us at 800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account V is a separate investment account of Ameritas Life Insurance Corp. ("Company, we, us, our, Ameritas Life"). We are engaged in the business of issuing life insurance and annuities, group dental, vision and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

Services

Affiliates of Ameritas Life may provide administrative services to Ameritas Life relating to policies offered by its separate accounts, including Ameritas Variable Separate Account V (the "Registrant"). On January 1, 2011, Ameritas Life entered into an Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, Ameritas Holding Company, Acacia Life Insurance Company, The Union Central Life Insurance Company, Ameritas Investment Partners, Inc., Ameritas Mortgage Funding, Inc., Ameritas Investment Corp., and Calvert Investments, Inc. All parties to the Agreement are wholly owned subsidiaries of Ameritas Mutual Holding Company ("AMHC") or have since been merged into or dissolved by wholly owned subsidiaries of AMHC. Ameritas Life made no payments for administrative services provided by affiliated companies in 2016, 2017, or 2018.

Matters of state and federal law pertaining to the policies have been reviewed by the Ameritas Life legal staff.

Ameritas Variable Separate Account V	SAI: 1	Statement of Additional Information

UNDERWRITER

Ameritas Performance II VUL Policies are offered continuously and are distributed by Ameritas Investment Corp. (AIC), 5900 O Street, Lincoln, Nebraska 68510. Other Policies in Ameritas Variable Separate Account V were also distributed by AIC, which is a wholly owned subsidiary of ours. AIC enters into contracts with various broker-dealers (Distributors) to distribute Policies.

YEAR:	2016	2017	2018
Variable life insurance commission the Depositor paid to AIC that was paid to other broker-dealers and representatives (not kept by AIC).	$2,169,033	$2,250,516	$2,174,036
Variable life insurance compensation earned and kept by AIC.	$125	$139	$197
Fees the Depositor paid to AIC for variable life insurance Principal Underwriter services.	$59,080	$644,592	$119,864

DISTRIBUTION OF THE POLICY

Our underwriter, AIC, enters into contracts with various broker-dealers (Distributors) to distribute Policies. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority (FINRA). All persons selling the Policy must be registered representatives of the Distributors, and must also be licensed as insurance agents to sell variable insurance products.

Distribution Compensation for Currently Sold Products

Ameritas Performance II VUL: We pay commissions for the sale of the Policies. The maximum commissions payable are: 118.5% of premiums up to the target premium and 6.42% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of premium paid thereafter as a service fee.  For an increase in specified amount, we will pay first-year commission on any increase in planned periodic premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors. Other selling broker-dealers will share commissions and additional amounts received for sales of the Policies with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Distribution Compensation for Products No Longer Being Sold

Excel Performance VUL: If the Accounting Benefit Rider ("ABR") is not selected, the maximum commissions payable are: 105% of premiums up to the target premium and 4% of premiums above that amount paid in the first Policy Year; 4% of premium paid in Policy Years 2 through 10; and 2% of premium paid thereafter as a service fee. If the ABR is selected, the maximum commissions payable are: 105% of first-year premium allocated to the base Policy up to the base Policy target premium; 35% of first-year premium allocated to the ABR up to the ABR target premium; 4% of first-year premium in excess of the sum of the base and ABR target premiums; 25% of premium allocated to the ABR up to the ABR target premium in each of Policy Years 2 through 5; 4% of premium on any additional premium paid in each of Policy Years 2 through 5; 4% of premium paid in Policy Years 6 through 10; and 2% of premium paid thereafter as a service fee. The Supplemental Coverage Rider ("SCR") does not affect target premium and does not have premiums allocated to it. For an increase in specified amount, we will pay first-year commission on any increase in planned periodic premium that occurs during the Policy Year of the increase in specified amount. Substandard risks and riders, to the extent they affect target premiums, may result in additional compensation. We will pay agents commissions after the first year, called "trail" commissions, up to a maximum annual rate of 0.25% of unborrowed account value. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Overture Applause!, Overture Applause! II, and Overture Encore!: During the first Policy Year, the commission may equal an amount up to 100% (105% for Encore!) of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium.

For Policy Years two through seven, the commission may equal an amount up to 4% (2% for Encore!) of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Ameritas Variable Separate Account V	SAI: 2	Statement of Additional Information

Overture Life SPVUL: During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Corporate Benefit VUL: During the first Policy Year, the commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the sixth Policy Year.

Overture Viva!: Commission may equal an amount up to 140% of premium in the first year and up to 13% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

Overture Bravo! : During the first Policy Year, the commission may equal an amount up to 105% of the first year target premium paid plus the first year cost of any riders and 4% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Overture Ovation!: During the first Policy Year, the commission may equal an amount up to 117% of the first year target premium paid plus the first year cost of any riders and 5% for premiums paid in excess of the first year target premium. For Policy Years two through seven, the commission may equal an amount up to 4% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Accumulation Value beginning in the eighth Policy Year.

Protector hVUL: Commission may equal an amount up to 105% of premium in the first year and up to 3% of premium in renewal years. Broker-dealers may also receive a service fee up to an annualized rate of 0.25% of the Policy value beginning in the fifth Policy Year.

We pay commissions for the sale of the Policies. Because sales representatives of the Distributor are also insurance agents for other Ameritas Life Insurance Corp. products, as well as for Ameritas Life Insurance Corp. of New York ("Ameritas companies"), they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Ameritas companies offer. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Ameritas companies for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, the Distributor's sales representatives who meet certain Ameritas companies productivity, persistency and length of service standards may be eligible for additional compensation. These benefits, programs or payments do not result in any additional charges under the Policy other than those described in the prospectus CHARGES sections.

MORE INFORMATION ON CHARGES

Waiver of Certain Charges

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

Ameritas Variable Separate Account V	SAI: 3	Statement of Additional Information

Underwriting Procedure

The Policy’s cost of insurance depends upon the insured’s sex, issue age, risk class, specified amount, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. For Ameritas Performance II VUL, guaranteed cost of insurance rates are based on the gender-distinct 2017 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. Attained ages 18 and greater will follow smoker-distinct rates while attained ages 0-17 will follow composite rates. For the Excel Performance VUL and Protector hVUL, guaranteed cost of insurance rates are based on the gender-distinct, smoker-distinct 2001 Commissioners Standard Ordinary Age Nearest Birthday Ultimate Mortality Tables. For all other Policies, the guaranteed cost of insurance rates are based on the insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

Actual charges made during the Policy Year will be shown in the annual report delivered to Policy owners.

DISTRIBUTION OF MATERIALS

We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

ADVERTISING

From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

PERFORMANCE DATA

From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment options, limitations and risks.

Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy’s transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio’s expenses.

Ameritas Variable Separate Account V	SAI: 4	Statement of Additional Information

For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee ("Ameritas Life") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2018 and 2017, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2018 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account V as of December 31, 2018, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Ameritas Variable Separate Account V	SAI: 5	Statement of Additional Information

AMERITAS VARIABLE SEPARATE ACCOUNT V

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account V (the “Account”) as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 15, 2019

We have served as the Account’s auditor since 1986.

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

ASSETS
INVESTMENTS AT FAIR VALUE:

Fidelity Variable Insurance Products (Fidelity):
Fidelity VIP Equity-Income Portfolio, Initial Class (Equity-Income IC) -
970,707.589 shares at $20.37 per share (cost $21,230,165)	$19,773,314
Fidelity VIP Equity-Income Portfolio, Service Class (Equity-Income SC) -
14,697.415 shares at $20.26 per share (cost $318,893)	297,770
Fidelity VIP Growth Portfolio, Initial Class (Growth IC) -
461,238.558 shares at $63.12 per share (cost $21,061,566)	29,113,378
Fidelity VIP Growth Portfolio, Service Class (Growth SC) -
13,594.382 shares at $62.83 per share (cost $662,871)	854,135
Fidelity VIP High Income Portfolio, Initial Class (High Income IC) -
2,081,901.990 shares at $4.97 per share (cost $11,531,306)	10,347,053
Fidelity VIP High Income Portfolio, Service Class (High Income SC) -
49,183.472 shares at $4.93 per share (cost $276,359)	242,475
Fidelity VIP Overseas Portfolio, Initial Class (Overseas IC) -
440,656.848 shares at $19.13 per share (cost $8,404,985)	8,429,766
Fidelity VIP Overseas Portfolio, Service Class (Overseas SC) -
8,970.076 shares at $19.05 per share (cost $166,216)	170,880
Fidelity VIP Asset Manager Portfolio, Initial Class (Asset Mgr. IC) -
739,629.364 shares at $13.68 per share (cost $11,256,857)	10,118,130
Fidelity VIP Asset Manager Portfolio, Service Class (Asset Mgr. SC) -
11,599.748 shares at $13.55 per share (cost $177,051)	157,177
Fidelity VIP Investment Grade Bond Portfolio, Initial Class (Inv. Bond IC) -
889,969.239 shares at $12.34 per share (cost $11,337,454)	10,982,220
Fidelity VIP Contrafund Portfolio, Initial Class (Contrafund IC) -
747,643.076 shares at $32.13 per share (cost $21,139,536)	24,021,772
Fidelity VIP Contrafund Portfolio, Service Class (Contrafund SC) -
32,732.647 shares at $31.97 per share (cost $944,911)	1,046,463
Fidelity VIP Asset Manager: Growth Portfolio, Initial Class (Asset Mgr. Gr. IC) -
98,158.233 shares at $16.76 per share (cost $1,491,732)	1,645,132
Fidelity VIP Asset Manager: Growth Portfolio, Service Class (Asset Mgr. Gr. SC) -
8,794.228 shares at $16.63 per share (cost $143,739)	146,248
Fidelity VIP Mid Cap Portfolio, Initial Class (Mid Cap IC) -
64,834.313 shares at $30.19 per share (cost $2,034,039)	1,957,348
Fidelity VIP Strategic Income Portfolio, Initial Class (Strategic IC) -
8,990.834 shares at $10.75 per share (cost $102,913)	96,651
Fidelity VIP Government Money Market Portfolio, Initial Class (Money Market) -
9,638,360.320 shares at $1.00 per share (cost $9,638,360)	9,638,360
The Alger Portfolios (Alger):
Alger Balanced Portfolio, Class I-2 (Balanced) -
365,745.066 shares at $13.67 per share (cost $4,873,169)	4,999,735

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

The Alger Portfolios (Alger), continued:
Alger Capital Appreciation Portfolio, Class I-2 (Capital App) -
28,037.247 shares at $68.07 per share (cost $2,041,315)	$1,908,495
MFS Variable Insurance Trust (MFS):
MFS Utilities Series Portfolio, Initial Class (Utilities) -
279,687.353 shares at $29.38 per share (cost $7,191,191)	8,217,214
MFS New Discovery Series Portfolio, Initial Class (New Discovery) -
247,840.177 shares at $17.46 per share (cost $4,322,875)	4,327,289
MFS Total Return Series Portfolio, Initial Class (Total Return) -
34,987.633 shares at $21.78 per share (cost $755,331)	762,031
MFS Value Series Portfolio, Initial Class (Value) -
17,879.851 shares at $17.30 per share (cost $334,707)	309,321
MFS Variable Insurance Trust II (MFS):
MFS Strategic Income Portfolio, Initial Class (Strategic) -
196,110.919 shares at $9.26 per share (cost $1,942,493)	1,815,987
MFS Research International Portfolio, Initial Class (Research) -
361,458.993 shares at $14.07 per share (cost $5,567,786)	5,085,728
Morgan Stanley Variable Insurance Fund, Inc. (Van Kampen):
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I (Emerging Markets) -
599,222.532 shares at $14.49 per share (cost $8,571,164)	8,682,734
Morgan Stanley VIF Global Strategist Portfolio, Class I (Intl. Magnum) -
147,497.056 shares at $9.85 per share (cost $1,575,172)	1,452,846
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I (U.S. Real Estate) -
543,967.417 shares at $19.52 per share (cost $10,302,511)	10,618,244
Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
437,265.510 shares at $1.940 per share (cost $853,474)	848,295
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
18,164.309 shares at $27.48 per share (cost $555,794)	499,155
American Century Investments (American Century):
American Century VP Income & Growth Fund Portfolio, Class I (Income & Growth) -
1,187,854.092 shares at $9.02 per share (cost $10,158,204)	10,714,444
American Century VP Value Fund Portfolio, Class I (Value) -
7,036.574 shares at $10.01 per share (cost $49,696)	70,436
American Century VP Mid Cap Value Fund Portfolio, Class I (Mid Cap) -
298,769.628 shares at $18.31 per share (cost $5,617,089)	5,470,472
AIM Variable Insurance Funds (AIM):
Invesco V.I. International Growth Fund Portfolio, Series I (Intl. Growth) -
152,231.827 shares at $32.98 per share (cost $4,854,265)	5,020,606

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

AIM Variable Insurance Funds (AIM), continued:
Invesco V.I. Global Real Estate Fund Portfolio, Series I (Global) -
60,853.585 shares at $15.52 per share (cost $923,510)	$944,448
Invesco V.I. Small Cap Equity Fund Portfolio, Series I (Small Cap) -
24,311.162 shares at $15.93 per share (cost $479,649)	387,277
Invesco V.I. Global Core Equity Fund Portfolio, Series I (Global Value) -
274,535.770 shares at $8.99 per share (cost $2,771,448)	2,468,077
Invesco V.I. Mid Cap Growth Fund Portfolio, Series I (Mid Cap Growth) -
259,561.332 shares at $4.77 per share (cost $1,334,630)	1,238,108
Calvert Variable Products, Inc. (Summit):
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
301,486.806 shares at $97.01 per share (cost $23,614,474)	29,247,235
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I (Russell Small Cap) -
333,236.006 shares at $71.03 per share (cost $24,357,376)	23,669,754
Calvert VP Nasdaq 100 Index Portfolio, Class I (Nasdaq-100 Index) -
169,464.862 shares at $63.98 per share (cost $7,075,702)	10,842,362
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
122,474.022 shares at $76.31 per share (cost $9,254,471)	9,345,993
Calvert VP Investment Grade Bond Index Portfolio, Class I (Barclays) -
167,251.858 shares at $53.01 per share (cost $9,142,780)	8,866,021
Calvert VP S&P 500 Index Portfolio (S&P 500) -
647,176.069 shares at $123.19 per share (cost $68,753,994)	79,725,620
Calvert VP Volatility Managed Moderate Portfolio, Class F (Moderate) -
150,557.689 shares at $16.49 per share (cost $2,427,859)	2,482,696
Calvert VP Volatility Managed Growth Portfolio, Class F (Growth) -
1,059.371 shares at $17.67 per share (cost $18,715)	18,719
Calvert VP Volatility Managed Moderate Growth Portfolio, Class F (Mod. Growth) -
254,392.530 shares at $17.18 per share (cost $4,236,264)	4,370,464
Third Avenue Variable Series Trust (Third Avenue):
Third Avenue Value Portfolio (Value) -
486,748.211 shares at $14.45 per share (cost $8,460,538)	7,033,512
Dreyfus Investment Portfolios (Dreyfus):
Dreyfus MidCap Stock Portfolio, Service Shares (MidCap) -
78,025.629 shares at $16.71 per share (cost $1,328,951)	1,303,808
DWS Variable Series II (Scudder):
DWS Small Mid Cap Value VIP Portfolio, Class A (Small Mid Value) -
82,470.111 shares at $12.21 per share (cost $1,200,225)	1,006,960
DWS International Growth VIP Portfolio, Class A (Thematic)-
22,379.066 shares at $11.47 per share (cost $242,752)	256,688

The accompanying notes are an integral part of these financial statements.

FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

DWS Variable Series I (Scudder):
DWS Capital Growth VIP Portfolio, Class A (Capital Growth) -
3,998.712 shares at $27.27 per share (cost $110,794)	$109,045
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I (Regency) -
25,113.037 shares at $15.69 per share (cost $430,737)	394,024
Neuberger Berman AMT Guardian Portfolio, Class I (Guardian) -
14,332.773 shares at $13.43 per share (cost $248,710)	192,489
T. Rowe Price Equity Series, Inc. (T. Rowe):
T. Rowe Price Blue Chip Growth Portfolio-II (Blue Chip) -
320,017.677 shares at $29.66 per share (cost $5,869,572)	9,491,724
T. Rowe Price Equity Income Portfolio-II (Equity Income) -
5,132.035 shares at $23.27 per share (cost $132,890)	119,422
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Franklin Income VIP Fund Portfolio, Class 2 (Income) -
15,356.078 shares at $14.74 per share (cost $236,198)	226,349
Templeton Global Bond VIP Fund Portfolio, Class 2 (Global Bond) -
184,079.347 shares at $16.83 per share (cost $3,291,385)	3,098,055
Ivy Variable Insurance Portfolios (Ivy):
Ivy VIP Science and Technology Portfolio, Class II (Science) -
27,528.515 shares at $21.8376 per share (cost $666,058)	601,157
Ivy VIP Balanced Portfolio, Class II (Balanced) -
5,262.172 shares at $7.4552 per share (cost $40,468)	39,231
PIMCO Variable Insurance Trust (Pimco):
PIMCO Total Return Portfolio, Administrative Class (Total Return) -
245,982.585 shares at $10.48 per share (cost $2,723,875)	2,577,897
PIMCO Low Duration Portfolio, Administrative Class (Low Duration) -
65,208.647 shares at $10.08 per share (cost $675,558)	657,303
PIMCO Real Return Portfolio, Advisor Class (Real Return) -
3,659.270 shares at $11.85 per share (cost $45,442)	43,362
Oppenheimer Variable Account Funds (Oppenheimer):
Oppenheimer Global Fund/VA Portfolio, Non-Service Shares (Global Securities) -
23,316.243 shares at $38.00 per share (cost $897,274)	886,017
ALPS Variable Investment Trust (Ibbotson):
Morningstar Balanced ETF Asset Allocation Portfolio, Class II (Balanced) -
48,401.695 shares at $9.52 per share (cost $531,319)	460,784
Morningstar Growth ETF Asset Allocation Portfolio, Class II (Growth) -
14,892.856 shares at $9.71 per share (cost $156,880)	144,610

The accompanying notes are an integral part of these financial statements.

FS-6

AMERITAS VARIABLE SEPARATE ACCOUNT V
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

ALPS Variable Investment Trust (Ibbotson), continued:
Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II (Income) -
28,384.568 shares at $9.71 per share (cost $310,175)	$275,614

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$402,366,129

The accompanying notes are an integral part of these financial statements.

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	IC

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$500,852
Mortality and expense risk charge	(148,798)
Net investment income(loss)	352,054

Realized gain(loss) on investments:
Net realized gain distributions	1,058,205
Net realized gain(loss) on sale of fund shares	59,623
Net realized gain(loss)	1,117,828

Change in unrealized appreciation/depreciation	(3,450,446)

Net increase(decrease) in net assets resulting
from operations	$(1,980,564)

	Equity-Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$352,054	$226,934
Net realized gain(loss)	1,117,828	531,918
Net change in unrealized appreciation/depreciation	(3,450,446)	1,857,272
Net increase(decrease) in net assets resulting
from operations	(1,980,564)	2,616,124

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	973,793	1,068,882
Subaccounts transfers (including fixed account), net	(752,635)	(253,537)
Transfers for policyowner benefits and terminations	(1,029,616)	(812,114)
Policyowner maintenance charges	(1,192,140)	(1,274,561)
Net increase(decrease) from policyowner transactions	(2,000,598)	(1,271,330)

Total increase(decrease) in net assets	(3,981,162)	1,344,794
Net assets at beginning of period	23,754,476	22,409,682
Net assets at end of period	$19,773,314	$23,754,476

The accompanying notes are an integral part of these financial statements.

FS-8

Fidelity
Equity-Income
SC		Growth IC		Growth SC

2018		2018		2018

$7,163		$80,038		$1,389
(1,878)		(224,856)		(5,078)
5,285		(144,818)		(3,689)

15,096		4,641,623		125,144
805		1,496,510		13,027
15,901		6,138,133		138,171

(50,347)		(6,032,326)		(143,562)

$(29,161)		$(39,011)		$(9,080)

Equity-Income SC		Growth IC		Growth SC

2018	2017	2018	2017	2018	2017

$5,285	$3,160	$(144,818)	$(144,098)	$(3,689)	$(3,190)
15,901	8,829	6,138,133	3,009,854	138,171	67,533
(50,347)	25,684	(6,032,326)	5,661,938	(143,562)	147,194

(29,161)	37,673	(39,011)	8,527,694	(9,080)	211,537

13,832	12,736	1,276,971	1,345,572	13,277	63,235
(1,137)	(12,942)	(538,913)	52,033	25,035	6,283
(978)	(3,805)	(2,353,020)	(1,087,324)	(7,619)	(1,342)
(18,555)	(20,044)	(1,769,592)	(1,730,636)	(31,699)	(32,383)
(6,838)	(24,055)	(3,384,554)	(1,420,355)	(1,006)	35,793

(35,999)	13,618	(3,423,565)	7,107,339	(10,086)	247,330
333,769	320,151	32,536,943	25,429,604	864,221	616,891
$297,770	$333,769	$29,113,378	$32,536,943	$854,135	$864,221

FS-9

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	High Income
	IC

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$616,710
Mortality and expense risk charge	(75,093)
Net investment income(loss)	541,617

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(55,567)
Net realized gain(loss)	(55,567)

Change in unrealized appreciation/depreciation	(919,050)

Net increase(decrease) in net assets resulting
from operations	$(433,000)

	High Income IC

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$541,617	$538,413
Net realized gain(loss)	(55,567)	705
Net change in unrealized appreciation/depreciation	(919,050)	191,526
Net increase(decrease) in net assets resulting
from operations	(433,000)	730,644

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	853,966	883,179
Subaccounts transfers (including fixed account), net	(336,669)	(559,691)
Transfers for policyowner benefits and terminations	(899,367)	(665,079)
Policyowner maintenance charges	(683,517)	(727,446)
Net increase(decrease) from policyowner transactions	(1,065,587)	(1,069,037)

Total increase(decrease) in net assets	(1,498,587)	(338,393)
Net assets at beginning of period	11,845,640	12,184,033
Net assets at end of period	$10,347,053	$11,845,640

The accompanying notes are an integral part of these financial statements.

FS-10

Fidelity
High Income
SC		Overseas IC		Overseas SC

2018		2018		2018

$14,693		$153,294		$2,847
(1,832)		(67,460)		(1,032)
12,861		85,834		1,815

-		-		-
(5,188)		248,117		2,732
(5,188)		248,117		2,732

(18,613)		(1,883,229)		(34,452)

$(10,940)		$(1,549,278)		$(29,905)

High Income SC		Overseas IC		Overseas SC

2018	2017	2018	2017	2018	2017

$12,861	$14,821	$85,834	$75,073	$1,815	$1,511
(5,188)	(1,842)	248,117	153,467	2,732	1,869
(18,613)	7,021	(1,883,229)	2,481,595	(34,452)	43,116

(10,940)	20,000	(1,549,278)	2,710,135	(29,905)	46,496

12,483	14,889	531,003	558,512	9,328	10,450
(67,115)	(14,878)	(551,523)	(308,975)	(4,387)	2,741
(4,706)	(1,868)	(727,246)	(568,200)	(46)	(258)
(20,194)	(23,575)	(552,388)	(602,195)	(9,641)	(11,593)
(79,532)	(25,432)	(1,300,154)	(920,858)	(4,746)	1,340

(90,472)	(5,432)	(2,849,432)	1,789,277	(34,651)	47,836
332,947	338,379	11,279,198	9,489,921	205,531	157,695
$242,475	$332,947	$8,429,766	$11,279,198	$170,880	$205,531

FS-11

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Asset Mgr. IC

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$185,695
Mortality and expense risk charge	(72,230)
Net investment income(loss)	113,465

Realized gain(loss) on investments:
Net realized gain distributions	361,862
Net realized gain(loss) on sale of fund shares	(18,257)
Net realized gain(loss)	343,605

Change in unrealized appreciation/depreciation	(1,098,269)

Net increase(decrease) in net assets resulting
from operations	$(641,199)

	Asset Mgr. IC

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$113,465	$134,439
Net realized gain(loss)	343,605	1,218,738
Net change in unrealized appreciation/depreciation	(1,098,269)	43,090
Net increase(decrease) in net assets resulting
from operations	(641,199)	1,396,267

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	547,236	573,498
Subaccounts transfers (including fixed account), net	14,187	(213,331)
Transfers for policyowner benefits and terminations	(512,992)	(485,178)
Policyowner maintenance charges	(716,817)	(752,171)
Net increase(decrease) from policyowner transactions	(668,386)	(877,182)

Total increase(decrease) in net assets	(1,309,585)	519,085
Net assets at beginning of period	11,427,715	10,908,630
Net assets at end of period	$10,118,130	$11,427,715

The accompanying notes are an integral part of these financial statements.

FS-12

Fidelity

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2018		2018		2018

$2,738		$278,374		$193,487
(749)		(71,940)		(181,464)
1,989		206,434		12,023

5,336		71,460		2,400,765
(142)		(29,437)		714,008
5,194		42,023		3,114,773

(16,683)		(393,167)		(4,838,901)

$(9,500)		$(144,710)		$(1,712,105)

Asset Mgr. SC		Inv. Bond IC		Contrafund IC

2018	2017	2018	2017	2018	2017

$1,989	$2,054	$206,434	$204,120	$12,023	$73,530
5,194	16,418	42,023	63,488	3,114,773	2,128,932
(16,683)	247	(393,167)	144,689	(4,838,901)	2,924,604

(9,500)	18,719	(144,710)	412,297	(1,712,105)	5,127,066

6,277	6,270	891,052	993,748	1,525,829	1,549,395
197	269	(120,216)	722,136	(421,860)	(816,927)
-	-	(702,341)	(1,165,795)	(1,935,330)	(1,411,306)
(2,133)	(1,982)	(860,738)	(923,445)	(1,658,415)	(1,651,389)
4,341	4,557	(792,243)	(373,356)	(2,489,776)	(2,330,227)

(5,159)	23,276	(936,953)	38,941	(4,201,881)	2,796,839
162,336	139,060	11,919,173	11,880,232	28,223,653	25,426,814
$157,177	$162,336	$10,982,220	$11,919,173	$24,021,772	$28,223,653

FS-13

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Contrafund SC

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$7,204
Mortality and expense risk charge	(7,103)
Net investment income(loss)	101

Realized gain(loss) on investments:
Net realized gain distributions	103,442
Net realized gain(loss) on sale of fund shares	20,436
Net realized gain(loss)	123,878

Change in unrealized appreciation/depreciation	(199,967)

Net increase(decrease) in net assets resulting
from operations	$(75,988)

	Contrafund SC

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$101	$3,270
Net realized gain(loss)	123,878	84,579
Net change in unrealized appreciation/depreciation	(199,967)	129,066
Net increase(decrease) in net assets resulting
from operations	(75,988)	216,915

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	30,660	27,180
Subaccounts transfers (including fixed account), net	(930)	(29,613)
Transfers for policyowner benefits and terminations	(32,052)	(20,376)
Policyowner maintenance charges	(70,103)	(69,357)
Net increase(decrease) from policyowner transactions	(72,425)	(92,166)

Total increase(decrease) in net assets	(148,413)	124,749
Net assets at beginning of period	1,194,876	1,070,127
Net assets at end of period	$1,046,463	$1,194,876

The accompanying notes are an integral part of these financial statements.

FS-14

Fidelity
Asset Mgr.		Asset Mgr.
Gr. IC		Gr. SC		Mid Cap IC

2018		2018		2018

$26,483		$2,202		$15,469
(12,854)		(875)		(15,268)
13,629		1,327		201

77,739		6,172		199,882
74,998		341		29,884
152,737		6,513		229,766

(309,013)		(21,075)		(578,867)

$(142,647)		$(13,235)		$(348,900)

Asset Mgr. Gr. IC		Asset Mgr. Gr. SC		Mid Cap IC

2018	2017	2018	2017	2018	2017

$13,629	$10,556	$1,327	$742	$201	$338
152,737	359,218	6,513	18,846	229,766	126,575
(309,013)	(26,573)	(21,075)	3,899	(578,867)	266,373

(142,647)	343,201	(13,235)	23,487	(348,900)	393,286

101,432	113,681	5,478	5,478	263,736	261,276
(35,713)	103,150	78	(106)	(81,784)	(74,301)
(257,391)	(311,055)	-	-	(69,637)	(43,764)
(129,321)	(147,981)	(2,137)	(1,897)	(146,550)	(139,987)
(320,993)	(242,205)	3,419	3,475	(34,235)	3,224

(463,640)	100,996	(9,816)	26,962	(383,135)	396,510
2,108,772	2,007,776	156,064	129,102	2,340,483	1,943,973
$1,645,132	$2,108,772	$146,248	$156,064	$1,957,348	$2,340,483

FS-15

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Strategic IC

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$3,722
Mortality and expense risk charge	(705)
Net investment income(loss)	3,017

Realized gain(loss) on investments:
Net realized gain distributions	182
Net realized gain(loss) on sale of fund shares	149
Net realized gain(loss)	331

Change in unrealized appreciation/depreciation	(6,491)

Net increase(decrease) in net assets resulting
from operations	$(3,143)

	Strategic IC

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,017	$4,930
Net realized gain(loss)	331	1,108
Net change in unrealized appreciation/depreciation	(6,491)	7,220
Net increase(decrease) in net assets resulting
from operations	(3,143)	13,258

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	13,957	14,112
Subaccounts transfers (including fixed account), net	(5,747)	9,372
Transfers for policyowner benefits and terminations	(104,216)	(10,896)
Policyowner maintenance charges	(6,814)	(9,123)
Net increase(decrease) from policyowner transactions	(102,820)	3,465

Total increase(decrease) in net assets	(105,963)	16,723
Net assets at beginning of period	202,614	185,891
Net assets at end of period	$96,651	$202,614

The accompanying notes are an integral part of these financial statements.

FS-16

Fidelity		Alger

Money Market		Balanced		Capital App

2018		2018		2018

$142,804		$217,725		$1,751
(55,521)		(34,522)		(13,713)
87,283		183,203		(11,962)

-		680,680		335,170
-		127,513		26,658
-		808,193		361,828

-		(1,193,481)		(383,540)

$87,283		$(202,085)		$(33,674)

Money Market		Balanced		Capital App

2018	2017	2018	2017	2018	2017

$87,283	$(3,893)	$183,203	$115,038	$(11,962)	$(7,622)
-	-	808,193	113,597	361,828	120,735
-	-	(1,193,481)	486,696	(383,540)	254,127

87,283	(3,893)	(202,085)	715,331	(33,674)	367,240

1,401,763	2,430,204	307,744	326,828	395,137	368,053
5,349,092	2,110,986	27,518	(47,772)	(12,166)	(72,782)
(6,154,166)	(3,827,032)	(287,259)	(186,760)	(11,509)	(36,210)
(1,021,675)	(1,132,869)	(349,525)	(339,611)	(89,075)	(75,703)
(424,986)	(418,711)	(301,522)	(247,315)	282,387	183,358

(337,703)	(422,604)	(503,607)	468,016	248,713	550,598
9,976,063	10,398,667	5,503,342	5,035,326	1,659,782	1,109,184
$9,638,360	$9,976,063	$4,999,735	$5,503,342	$1,908,495	$1,659,782

FS-17

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Utilities

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$94,749
Mortality and expense risk charge	(57,007)
Net investment income(loss)	37,742

Realized gain(loss) on investments:
Net realized gain distributions	32,897
Net realized gain(loss) on sale of fund shares	158,187
Net realized gain(loss)	191,084

Change in unrealized appreciation/depreciation	(184,720)

Net increase(decrease) in net assets resulting
from operations	$44,106

	Utilities

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$37,742	$322,170
Net realized gain(loss)	191,084	136,514
Net change in unrealized appreciation/depreciation	(184,720)	717,367
Net increase(decrease) in net assets resulting
from operations	44,106	1,176,051

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	488,525	490,573
Subaccounts transfers (including fixed account), net	(327,118)	(23,151)
Transfers for policyowner benefits and terminations	(360,597)	(606,458)
Policyowner maintenance charges	(568,509)	(606,209)
Net increase(decrease) from policyowner transactions	(767,699)	(745,245)

Total increase(decrease) in net assets	(723,593)	430,806
Net assets at beginning of period	8,940,807	8,510,001
Net assets at end of period	$8,217,214	$8,940,807

The accompanying notes are an integral part of these financial statements.

FS-18

MFS
New
Discovery		Total Return		Value

2018		2018		2018

$-		$18,897		$5,059
(33,424)		(5,218)		(2,232)
(33,424)		13,679		2,827

680,471		38,504		22,026
181,979		11,583		1,724
862,450		50,087		23,750

(906,551)		(115,706)		(62,103)

$(77,525)		$(51,940)		$(35,526)

New Discovery		Total Return		Value

2018	2017	2018	2017	2018	2017

$(33,424)	$(28,928)	$13,679	$14,778	$2,827	$3,292
862,450	131,527	50,087	55,709	23,750	11,406
(906,551)	877,225	(115,706)	31,201	(62,103)	24,404

(77,525)	979,824	(51,940)	101,688	(35,526)	39,102

193,043	202,126	70,864	72,172	53,887	58,797
52,452	8,544	(52,439)	(126,821)	5,727	16,519
(294,747)	(225,841)	(35,042)	(93,953)	(2,670)	(5,399)
(247,286)	(215,231)	(65,708)	(66,116)	(11,572)	(10,812)
(296,538)	(230,402)	(82,325)	(214,718)	45,372	59,105

(374,063)	749,422	(134,265)	(113,030)	9,846	98,207
4,701,352	3,951,930	896,296	1,009,326	299,475	201,268
$4,327,289	$4,701,352	$762,031	$896,296	$309,321	$299,475

FS-19

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	MFS

	Strategic

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$76,730
Mortality and expense risk charge	(12,238)
Net investment income(loss)	64,492

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(16,816)
Net realized gain(loss)	(16,816)

Change in unrealized appreciation/depreciation	(101,869)

Net increase(decrease) in net assets resulting
from operations	$(54,193)

	Strategic

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$64,492	$80,683
Net realized gain(loss)	(16,816)	(1,118)
Net change in unrealized appreciation/depreciation	(101,869)	28,059
Net increase(decrease) in net assets resulting
from operations	(54,193)	107,624

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	117,155	132,777
Subaccounts transfers (including fixed account), net	(49,097)	189,318
Transfers for policyowner benefits and terminations	(116,172)	(129,629)
Policyowner maintenance charges	(132,919)	(144,475)
Net increase(decrease) from policyowner transactions	(181,033)	47,991

Total increase(decrease) in net assets	(235,226)	155,615
Net assets at beginning of period	2,051,213	1,895,598
Net assets at end of period	$1,815,987	$2,051,213

The accompanying notes are an integral part of these financial statements.

FS-20

MFS		Van Kampen
		Emerging
Research		Markets		Intl. Magnum

2018		2018		2018

$84,544		$44,728		$18,504
(38,943)		(64,840)		(10,049)
45,601		(20,112)		8,455

143,050		-		70,968
70,998		149,190		880
214,048		149,190		71,848

(1,116,429)		(2,017,469)		(192,202)

$(856,780)		$(1,888,391)		$(111,899)

Research		Emerging Markets		Intl. Magnum

2018	2017	2018	2017	2018	2017

$45,601	$68,417	$(20,112)	$6,353	$8,455	$7,158
214,048	8,814	149,190	182,084	71,848	22,251
(1,116,429)	1,305,734	(2,017,469)	2,689,694	(192,202)	206,559

(856,780)	1,382,965	(1,888,391)	2,878,131	(111,899)	235,968

555,342	574,914	840,438	865,773	84,937	92,115
85,006	(408,617)	422,709	(391,757)	(29,345)	(95,242)
(468,134)	(268,703)	(684,714)	(716,416)	(61,157)	(121,314)
(355,504)	(371,720)	(617,646)	(644,212)	(81,854)	(87,794)
(183,290)	(474,126)	(39,213)	(886,612)	(87,419)	(212,235)

(1,040,070)	908,839	(1,927,604)	1,991,519	(199,318)	23,733
6,125,798	5,216,959	10,610,338	8,618,819	1,652,164	1,628,431
$5,085,728	$6,125,798	$8,682,734	$10,610,338	$1,452,846	$1,652,164

FS-21

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Van Kampen
	U.S. Real
	Estate

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$330,234
Mortality and expense risk charge	(78,315)
Net investment income(loss)	251,919

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	156,814
Net realized gain(loss)	156,814

Change in unrealized appreciation/depreciation	(1,347,836)

Net increase(decrease) in net assets resulting
from operations	$(939,103)

	U.S. Real Estate

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$251,919	$98,314
Net realized gain(loss)	156,814	84,022
Net change in unrealized appreciation/depreciation	(1,347,836)	113,395
Net increase(decrease) in net assets resulting
from operations	(939,103)	295,731

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	970,552	1,002,324
Subaccounts transfers (including fixed account), net	(400,877)	555,103
Transfers for policyowner benefits and terminations	(649,163)	(575,317)
Policyowner maintenance charges	(813,361)	(832,607)
Net increase(decrease) from policyowner transactions	(892,849)	149,503

Total increase(decrease) in net assets	(1,831,952)	445,234
Net assets at beginning of period	12,450,196	12,004,962
Net assets at end of period	$10,618,244	$12,450,196

The accompanying notes are an integral part of these financial statements.

FS-22

Calvert				American Century
				Income &
Balanced		Mid Cap		Growth

2018		2018		2018

$16,499		$3,009		$236,043
(5,648)		(3,236)		(77,745)
10,851		(227)		158,298

85,381		56,397		942,685
12,414		3,768		276,767
97,795		60,165		1,219,452

(137,423)		(84,156)		(2,198,285)

$(28,777)		$(24,218)		$(820,535)

Balanced		Mid Cap		Income & Growth

2018	2017	2018	2017	2018	2017

$10,851	$11,145	$(227)	$(21)	$158,298	$201,711
97,795	35,964	60,165	(914)	1,219,452	429,640
(137,423)	49,759	(84,156)	62,975	(2,198,285)	1,517,773

(28,777)	96,868	(24,218)	62,040	(820,535)	2,149,124

71,078	65,979	1,074	1,074	955,157	997,426
(34,528)	(147,996)	(4,892)	(14,413)	(492,637)	(417,253)
(13,950)	(52,367)	(33,794)	(36,808)	(937,383)	(552,179)
(61,564)	(61,827)	(32,004)	(36,883)	(726,626)	(738,097)
(38,964)	(196,211)	(69,616)	(87,030)	(1,201,489)	(710,103)

(67,741)	(99,343)	(93,834)	(24,990)	(2,022,024)	1,439,021
916,036	1,015,379	592,989	617,979	12,736,468	11,297,447
$848,295	$916,036	$499,155	$592,989	$10,714,444	$12,736,468

FS-23

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	American Century

	Value

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,331
Mortality and expense risk charge	(535)
Net investment income(loss)	796

Realized gain(loss) on investments:
Net realized gain distributions	5
Net realized gain(loss) on sale of fund shares	2,346
Net realized gain(loss)	2,351

Change in unrealized appreciation/depreciation	(10,707)

Net increase(decrease) in net assets resulting
from operations	$(7,560)

	Value

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$796	$761
Net realized gain(loss)	2,351	3,491
Net change in unrealized appreciation/depreciation	(10,707)	1,954
Net increase(decrease) in net assets resulting
from operations	(7,560)	6,206

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	3,332	3,590
Subaccounts transfers (including fixed account), net	4,190	(685)
Transfers for policyowner benefits and terminations	(6,207)	(2,431)
Policyowner maintenance charges	(5,804)	(6,704)
Net increase(decrease) from policyowner transactions	(4,489)	(6,230)

Total increase(decrease) in net assets	(12,049)	(24)
Net assets at beginning of period	82,485	82,509
Net assets at end of period	$70,436	$82,485

The accompanying notes are an integral part of these financial statements.

FS-24

American Century		AIM
		Intl.
Mid Cap		Growth		Global

2018		2018		2018

$88,581		$117,534		$38,400
(42,340)		(37,537)		(6,994)
46,241		79,997		31,406

385,758		39,804		12,009
62,575		71,167		51,427
448,333		110,971		63,436

(1,328,881)		(1,113,260)		(161,784)

$(834,307)		$(922,292)		$(66,942)

Mid Cap		Intl. Growth		Global

2018	2017	2018	2017	2018	2017

$46,241	$52,662	$79,997	$42,254	$31,406	$33,611
448,333	217,611	110,971	87,573	63,436	59,564
(1,328,881)	359,352	(1,113,260)	965,741	(161,784)	52,197

(834,307)	629,625	(922,292)	1,095,568	(66,942)	145,372

723,112	690,450	563,783	592,880	85,871	90,064
(33,219)	119,868	158,575	(244,772)	(17,599)	(106,867)
(343,367)	(236,212)	(357,101)	(254,391)	(248,239)	(28,573)
(438,377)	(439,446)	(317,558)	(333,895)	(59,063)	(63,821)
(91,851)	134,660	47,699	(240,178)	(239,030)	(109,197)

(926,158)	764,285	(874,593)	855,390	(305,972)	36,175
6,396,630	5,632,345	5,895,199	5,039,809	1,250,420	1,214,245
$5,470,472	$6,396,630	$5,020,606	$5,895,199	$944,448	$1,250,420

FS-25

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	AIM

	Small Cap

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(3,192)
Net investment income(loss)	(3,192)

Realized gain(loss) on investments:
Net realized gain distributions	29,742
Net realized gain(loss) on sale of fund shares	3,929
Net realized gain(loss)	33,671

Change in unrealized appreciation/depreciation	(100,468)

Net increase(decrease) in net assets resulting
from operations	$(69,989)

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(3,192)	$(3,122)
Net realized gain(loss)	33,671	19,397
Net change in unrealized appreciation/depreciation	(100,468)	39,168
Net increase(decrease) in net assets resulting
from operations	(69,989)	55,443

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	96,376	103,335
Subaccounts transfers (including fixed account), net	(54,920)	(60,840)
Transfers for policyowner benefits and terminations	(6,000)	(12,760)
Policyowner maintenance charges	(26,623)	(26,023)
Net increase(decrease) from policyowner transactions	8,833	3,712

Total increase(decrease) in net assets	(61,156)	59,155
Net assets at beginning of period	448,433	389,278
Net assets at end of period	$387,277	$448,433

The accompanying notes are an integral part of these financial statements.

FS-26

AIM				Summit
		Mid Cap		S&P
Global Value		Growth		MidCap

2018		2018		2018

$31,572		$-		$396,095
(16,087)		(8,638)		(220,704)
15,485		(8,638)		175,391

-		175,087		2,052,376
10,616		33,724		1,220,374
10,616		208,811		3,272,750

(490,787)		(273,149)		(7,318,714)

$(464,686)		$(72,976)		$(3,870,573)

Global Value		Mid Cap Growth		S&P MidCap

2018	2017	2018	2017	2018	2017

$15,485	$14,316	$(8,638)	$(8,671)	$175,391	$8,286
10,616	(7,335)	208,811	122,428	3,272,750	2,284,053
(490,787)	564,168	(273,149)	142,717	(7,318,714)	2,530,882

(464,686)	571,149	(72,976)	256,474	(3,870,573)	4,823,221

178,726	173,682	79,201	77,001	2,019,542	2,026,252
(14,538)	8,155	(21,059)	(5,829)	(597,291)	(251,806)
(121,964)	(168,185)	(38,968)	(118,026)	(2,233,966)	(1,897,087)
(172,776)	(171,320)	(71,727)	(69,934)	(1,887,057)	(1,921,285)
(130,552)	(157,668)	(52,553)	(116,788)	(2,698,772)	(2,043,926)

(595,238)	413,481	(125,529)	139,686	(6,569,345)	2,779,295
3,063,315	2,649,834	1,363,637	1,223,951	35,816,580	33,037,285
$2,468,077	$3,063,315	$1,238,108	$1,363,637	$29,247,235	$35,816,580

FS-27

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit
	Russell
	Small Cap

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$303,416
Mortality and expense risk charge	(180,972)
Net investment income(loss)	122,444

Realized gain(loss) on investments:
Net realized gain distributions	1,382,712
Net realized gain(loss) on sale of fund shares	542,166
Net realized gain(loss)	1,924,878

Change in unrealized appreciation/depreciation	(5,081,781)

Net increase(decrease) in net assets resulting
from operations	$(3,034,459)

	Russell Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$122,444	$25,518
Net realized gain(loss)	1,924,878	1,245,462
Net change in unrealized appreciation/depreciation	(5,081,781)	2,282,523
Net increase(decrease) in net assets resulting
from operations	(3,034,459)	3,553,503

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	1,791,607	1,900,942
Subaccounts transfers (including fixed account), net	(589,171)	(194,855)
Transfers for policyowner benefits and terminations	(2,055,372)	(1,246,685)
Policyowner maintenance charges	(1,540,478)	(1,564,433)
Net increase(decrease) from policyowner transactions	(2,393,414)	(1,105,031)

Total increase(decrease) in net assets	(5,427,873)	2,448,472
Net assets at beginning of period	29,097,627	26,649,155
Net assets at end of period	$23,669,754	$29,097,627

The accompanying notes are an integral part of these financial statements.

FS-28

Summit
Nasdaq-100
Index		EAFE Intl.		Barclays

2018		2018		2018

$67,988		$344,829		$291,733
(77,289)		(69,468)		(61,836)
(9,301)		275,361		229,897

197,213		-		-
866,650		190,988		(40,086)
1,063,863		190,988		(40,086)

(1,106,436)		(1,990,737)		(303,411)

$(51,874)		$(1,524,388)		$(113,600)

Nasdaq-100 Index		EAFE Intl.		Barclays

2018	2017	2018	2017	2018	2017

$(9,301)	$(19,547)	$275,361	$186,616	$229,897	$209,252
1,063,863	583,534	190,988	141,188	(40,086)	3,298
(1,106,436)	2,353,988	(1,990,737)	1,785,176	(303,411)	53,174

(51,874)	2,917,975	(1,524,388)	2,112,980	(113,600)	265,724

913,989	891,304	995,162	1,059,462	772,390	848,069
(411,606)	70,847	(103,260)	172,692	(498,678)	647,229
(762,811)	(644,716)	(694,970)	(374,411)	(714,812)	(596,320)
(674,912)	(649,808)	(560,018)	(591,765)	(615,794)	(661,414)
(935,340)	(332,373)	(363,086)	265,978	(1,056,894)	237,564

(987,214)	2,585,602	(1,887,474)	2,378,958	(1,170,494)	503,288
11,829,576	9,243,974	11,233,467	8,854,509	10,036,515	9,533,227
$10,842,362	$11,829,576	$9,345,993	$11,233,467	$8,866,021	$10,036,515

FS-29

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	S&P 500

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$1,718,713
Mortality and expense risk charge	(581,062)
Net investment income(loss)	1,137,651

Realized gain(loss) on investments:
Net realized gain distributions	6,173,011
Net realized gain(loss) on sale of fund shares	2,430,628
Net realized gain(loss)	8,603,639

Change in unrealized appreciation/depreciation	(13,981,888)

Net increase(decrease) in net assets resulting
from operations	$(4,240,598)

	S&P 500

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,137,651	$653,135
Net realized gain(loss)	8,603,639	4,909,739
Net change in unrealized appreciation/depreciation	(13,981,888)	10,456,970
Net increase(decrease) in net assets resulting
from operations	(4,240,598)	16,019,844

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	5,397,128	5,705,426
Subaccounts transfers (including fixed account), net	(2,273,274)	(1,791,574)
Transfers for policyowner benefits and terminations	(4,929,127)	(4,173,648)
Policyowner maintenance charges	(5,072,120)	(5,153,320)
Net increase(decrease) from policyowner transactions	(6,877,393)	(5,413,116)

Total increase(decrease) in net assets	(11,117,991)	10,606,728
Net assets at beginning of period	90,843,611	80,236,883
Net assets at end of period	$79,725,620	$90,843,611

The accompanying notes are an integral part of these financial statements.

FS-30

Summit

Moderate		Growth		Mod. Growth

2018		2018		2018

$36,745		$205		$60,141
(18,615)		(118)		(32,811)
18,130		87		27,330

66,737		-		67,911
35,348		46		37,401
102,085		46		105,312

(291,168)		(1,701)		(484,758)

$(170,953)		$(1,568)		$(352,116)

Moderate		Growth		Mod. Growth

2018	2017	2018	2017	2018	2017

$18,130	$17,033	$87	$70	$27,330	$23,080
102,085	30,632	46	25	105,312	20,621
(291,168)	248,648	(1,701)	1,492	(484,758)	545,654

(170,953)	296,313	(1,568)	1,587	(352,116)	589,355

219,079	244,532	7,683	8,020	478,267	504,722
(121,474)	31,702	20	133	(31,738)	69,491
(150,449)	(117,951)	-	-	(330,257)	(241,676)
(183,999)	(191,377)	(2,040)	(1,869)	(293,019)	(305,212)
(236,843)	(33,094)	5,663	6,284	(176,747)	27,325

(407,796)	263,219	4,095	7,871	(528,863)	616,680
2,890,492	2,627,273	14,624	6,753	4,899,327	4,282,647
$2,482,696	$2,890,492	$18,719	$14,624	$4,370,464	$4,899,327

FS-31

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Third Avenue

	Value

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$161,832
Mortality and expense risk charge	(51,316)
Net investment income(loss)	110,516

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	20,628
Net realized gain(loss)	20,628

Change in unrealized appreciation/depreciation	(1,975,582)

Net increase(decrease) in net assets resulting
from operations	$(1,844,438)

	Value

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$110,516	$15,629
Net realized gain(loss)	20,628	8,502
Net change in unrealized appreciation/depreciation	(1,975,582)	1,045,703
Net increase(decrease) in net assets resulting
from operations	(1,844,438)	1,069,834

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	670,434	697,818
Subaccounts transfers (including fixed account), net	114,770	4,059
Transfers for policyowner benefits and terminations	(402,917)	(488,542)
Policyowner maintenance charges	(659,044)	(677,624)
Net increase(decrease) from policyowner transactions	(276,757)	(464,289)

Total increase(decrease) in net assets	(2,121,195)	605,545
Net assets at beginning of period	9,154,707	8,549,162
Net assets at end of period	$7,033,512	$9,154,707

The accompanying notes are an integral part of these financial statements.

FS-32

Dreyfus		Scudder
		Small
MidCap		Mid Value		Thematic

2018		2018		2018

$5,714		$16,083		$3,292
(10,104)		(7,516)		(2,143)
(4,390)		8,567		1,149

197,922		207,728		-
27,735		9,981		42,145
225,657		217,709		42,145

(480,252)		(421,442)		(95,589)

$(258,985)		$(195,166)		$(52,295)

MidCap		Small Mid Value		Thematic

2018	2017	2018	2017	2018	2017

$(4,390)	$2,872	$8,567	$999	$1,149	$(1,410)
225,657	73,418	217,709	71,183	42,145	6,230
(480,252)	148,528	(421,442)	40,485	(95,589)	75,583

(258,985)	224,818	(195,166)	112,667	(52,295)	80,403

73,136	81,665	124,863	117,015	16,325	17,464
(30,921)	(40,494)	(41,054)	(117,095)	(122,633)	96,969
(117,953)	(93,984)	(29,569)	(38,905)	(15,479)	(1,343)
(87,783)	(91,686)	(50,887)	(55,661)	(21,869)	(23,652)
(163,521)	(144,499)	3,353	(94,646)	(143,656)	89,438

(422,506)	80,319	(191,813)	18,021	(195,951)	169,841
1,726,314	1,645,995	1,198,773	1,180,752	452,639	282,798
$1,303,808	$1,726,314	$1,006,960	$1,198,773	$256,688	$452,639

FS-33

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Scudder
	Capital
	Growth

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$742
Mortality and expense risk charge	(760)
Net investment income(loss)	(18)

Realized gain(loss) on investments:
Net realized gain distributions	9,435
Net realized gain(loss) on sale of fund shares	1,014
Net realized gain(loss)	10,449

Change in unrealized appreciation/depreciation	(14,253)

Net increase(decrease) in net assets resulting
from operations	$(3,822)

	Capital Growth

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(18)	$(12)
Net realized gain(loss)	10,449	6,342
Net change in unrealized appreciation/depreciation	(14,253)	9,843
Net increase(decrease) in net assets resulting
from operations	(3,822)	16,173

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	31,724	32,484
Subaccounts transfers (including fixed account), net	(2,777)	(2,556)
Transfers for policyowner benefits and terminations	(451)	(2,737)
Policyowner maintenance charges	(8,360)	(6,510)
Net increase(decrease) from policyowner transactions	20,136	20,681

Total increase(decrease) in net assets	16,314	36,854
Net assets at beginning of period	92,731	55,877
Net assets at end of period	$109,045	$92,731

The accompanying notes are an integral part of these financial statements.

FS-34

Neuberger Berman				T. Rowe

Regency		Guardian		Blue Chip

2018		2018		2018

$3,338		$1,120		$-
(3,464)		(1,738)		(71,903)
(126)		(618)		(71,903)

23,127		21,930		323,117
23,936		(3,403)		875,302
47,063		18,527		1,198,419

(122,283)		(32,211)		(940,639)

$(75,346)		$(14,302)		$185,877

Regency		Guardian		Blue Chip

2018	2017	2018	2017	2018	2017

$(126)	$853	$(618)	$(728)	$(71,903)	$(63,896)
47,063	28,068	18,527	26,094	1,198,419	576,572
(122,283)	56,364	(32,211)	21,138	(940,639)	2,196,464

(75,346)	85,285	(14,302)	46,504	185,877	2,709,140

97,273	74,791	26,129	34,309	1,032,491	1,002,503
(46,596)	50,822	(27,032)	9,128	(624,540)	(448,081)
(54,164)	(45,572)	(37,478)	(3,642)	(628,440)	(370,498)
(85,559)	(73,124)	(7,092)	(7,138)	(644,021)	(606,809)
(89,046)	6,917	(45,473)	32,657	(864,510)	(422,885)

(164,392)	92,202	(59,775)	79,161	(678,633)	2,286,255
558,416	466,214	252,264	173,103	10,170,357	7,884,102
$394,024	$558,416	$192,489	$252,264	$9,491,724	$10,170,357

FS-35

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	T. Rowe
	Equity
	Income

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$2,305
Mortality and expense risk charge	(894)
Net investment income(loss)	1,411

Realized gain(loss) on investments:
Net realized gain distributions	12,043
Net realized gain(loss) on sale of fund shares	1,169
Net realized gain(loss)	13,212

Change in unrealized appreciation/depreciation	(28,450)

Net increase(decrease) in net assets resulting
from operations	$(13,827)

	Equity Income

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$1,411	$935
Net realized gain(loss)	13,212	12,473
Net change in unrealized appreciation/depreciation	(28,450)	1,663
Net increase(decrease) in net assets resulting
from operations	(13,827)	15,071

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	20,363	21,228
Subaccounts transfers (including fixed account), net	507	3,852
Transfers for policyowner benefits and terminations	(4,866)	(547)
Policyowner maintenance charges	(7,446)	(7,394)
Net increase(decrease) from policyowner transactions	8,558	17,139

Total increase(decrease) in net assets	(5,269)	32,210
Net assets at beginning of period	124,691	92,481
Net assets at end of period	$119,422	$124,691

The accompanying notes are an integral part of these financial statements.

FS-36

Franklin Templeton				Ivy

Income		Global Bond		Science

2018		2018		2018

$10,937		$-		$-
(1,606)		(22,433)		(4,735)
9,331		(22,433)		(4,735)

-		-		90,538
688		(45,758)		21,532
688		(45,758)		112,070

(21,756)		110,944		(143,203)

$(11,737)		$42,753		$(35,868)

Income		Global Bond		Science

2018	2017	2018	2017	2018	2017

$9,331	$7,153	$(22,433)	$(21,923)	$(4,735)	$(3,662)
688	196	(45,758)	(6,826)	112,070	52,391
(21,756)	9,360	110,944	62,254	(143,203)	86,071

(11,737)	16,709	42,753	33,505	(35,868)	134,800

34,715	34,555	286,547	310,964	121,302	98,467
2,887	27,925	(116,731)	295,058	(66,644)	76,851
(4,174)	(7,477)	(210,425)	(166,505)	(3,335)	(5,818)
(15,560)	(13,298)	(216,209)	(217,010)	(38,348)	(34,785)
17,868	41,705	(256,818)	222,507	12,975	134,715

6,131	58,414	(214,065)	256,012	(22,893)	269,515
220,218	161,804	3,312,120	3,056,108	624,050	354,535
$226,349	$220,218	$3,098,055	$3,312,120	$601,157	$624,050

FS-37

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Ivy

	Balanced

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$572
Mortality and expense risk charge	(249)
Net investment income(loss)	323

Realized gain(loss) on investments:
Net realized gain distributions	564
Net realized gain(loss) on sale of fund shares	202
Net realized gain(loss)	766

Change in unrealized appreciation/depreciation	(2,564)

Net increase(decrease) in net assets resulting
from operations	$(1,475)

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$323	$171
Net realized gain(loss)	766	1,271
Net change in unrealized appreciation/depreciation	(2,564)	1,378
Net increase(decrease) in net assets resulting
from operations	(1,475)	2,820

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	4,891	4,417
Subaccounts transfers (including fixed account), net	3,114	17,416
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(2,686)	(2,343)
Net increase(decrease) from policyowner transactions	5,319	19,490

Total increase(decrease) in net assets	3,844	22,310
Net assets at beginning of period	35,387	13,077
Net assets at end of period	$39,231	$35,387

The accompanying notes are an integral part of these financial statements.

FS-38

Pimco
Total		Low		Real
Return		Duration		Return

2018		2018		2018

$68,159		$12,189		$1,033
(16,888)		(4,274)		(331)
51,271		7,915		702

31,062		-		-
(15,090)		(1,282)		(29)
15,972		(1,282)		(29)

(102,564)		(8,086)		(2,022)

$(35,321)		$(1,453)		$(1,349)

Total Return		Low Duration		Real Return

2018	2017	2018	2017	2018	2017

$51,271	$38,957	$7,915	$2,938	$702	$658
15,972	(5,451)	(1,282)	(695)	(29)	(10)
(102,564)	85,864	(8,086)	697	(2,022)	528

(35,321)	119,370	(1,453)	2,940	(1,349)	1,176

177,111	193,522	43,697	35,599	2,586	2,538
(109,347)	(72,700)	201,006	19,041	-	8
(179,644)	(73,858)	(19,024)	(20,376)	-	-
(148,425)	(165,812)	(37,578)	(32,750)	(1,943)	(2,037)
(260,305)	(118,848)	188,101	1,514	643	509

(295,626)	522	186,648	4,454	(706)	1,685
2,873,523	2,873,001	470,655	466,201	44,068	42,383
$2,577,897	$2,873,523	$657,303	$470,655	$43,362	$44,068

FS-39

AMERITAS VARIABLE SEPARATE ACCOUNT V

FOR THE PERIODS ENDED DECEMBER 31

	Oppenheimer
	Global
	Securities

	2018
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$9,864
Mortality and expense risk charge	(6,934)
Net investment income(loss)	2,930

Realized gain(loss) on investments:
Net realized gain distributions	69,736
Net realized gain(loss) on sale of fund shares	19,272
Net realized gain(loss)	89,008

Change in unrealized appreciation/depreciation	(228,137)

Net increase(decrease) in net assets resulting
from operations	$(136,199)

	Global Securities

STATEMENTS OF CHANGES IN NET ASSETS	2018	2017
Increase(decrease) in net assets from operations:
Net investment income(loss)	$2,930	$1,980
Net realized gain(loss)	89,008	21,567
Net change in unrealized appreciation/depreciation	(228,137)	225,345
Net increase(decrease) in net assets resulting
from operations	(136,199)	248,892

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	232,140	204,100
Subaccounts transfers (including fixed account), net	(57,196)	(85,616)
Transfers for policyowner benefits and terminations	(50,690)	(13,683)
Policyowner maintenance charges	(56,318)	(49,445)
Net increase(decrease) from policyowner transactions	67,936	55,356

Total increase(decrease) in net assets	(68,263)	304,248
Net assets at beginning of period	954,280	650,032
Net assets at end of period	$886,017	$954,280

The accompanying notes are an integral part of these financial statements.

FS-40

Ibbotson

Balanced		Growth		Income

2018		2018		2018

$9,359		$2,649		$6,052
(2,384)		(1,074)		(1,805)
6,975		1,575		4,247

42,104		14,949		11,095
691		9,913		(1,129)
42,795		24,862		9,966

(82,887)		(40,434)		(28,584)

$(33,117)		$(13,997)		$(14,371)

Balanced		Growth		Income

2018	2017	2018	2017	2018	2017

$6,975	$3,442	$1,575	$1,474	$4,247	$3,216
42,795	27,790	24,862	18,437	9,966	13,336
(82,887)	14,041	(40,434)	16,624	(28,584)	9,330

(33,117)	45,273	(13,997)	36,535	(14,371)	25,882

17,942	12,933	11,766	14,641	8,165	8,166
170,010	(8,317)	(61,093)	5,735	4,349	9,603
(13,919)	(11,719)	(73)	(23,604)	(5,881)	(8,303)
(51,016)	(42,433)	(28,474)	(27,850)	(17,184)	(20,254)
123,017	(49,536)	(77,874)	(31,078)	(10,551)	(10,788)

89,900	(4,263)	(91,871)	5,457	(24,922)	15,094
370,884	375,147	236,481	231,024	300,536	285,442
$460,784	$370,884	$144,610	$236,481	$275,614	$300,536

FS-41

AMERITAS VARIABLE SEPARATE ACCOUNT V NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2018 AND 2017

1. ORGANIZATION

Ameritas Variable Separate Account V (the "Account") began operations during 1986. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2018, there are sixty-eight subaccounts available within the Account listed as follows:

Fidelity Management & Research	Massachusetts Financial Services
Company (Advisor)	Company
Fidelity (Fund Series short cite)	MFS
*Equity-Income IC (Subaccount short cite)	*Utilities
*Equity-Income SC	*New Discovery
*Growth IC	*Total Return
*Growth SC	*Value
*High Income IC	*Strategic
*High Income SC	*Research
*Overseas IC	(Commenced March 27, 2015)
*Overseas SC
*Asset Mgr. IC
*Asset Mgr. SC	Morgan Stanley Investment
*Inv. Bond IC	Management Inc.
*Contrafund IC	Van Kampen
*Contrafund SC	*Emerging Markets
*Asset Mgr. Gr. IC	*Intl. Magnum
*Asset Mgr. Gr. SC	*U.S. Real Estate
*Mid Cap IC
*Strategic IC	Calvert Research and Management
*Money Market	(formerly Calvert Investment Management,
Inc.)
Fred Alger Management, Inc.	Calvert
Alger	*Balanced
*Balanced	*Mid Cap
*Capital App

FS-42

1. ORGANIZATION, continued

American Century Investment	DWS Investment Management Americas, Inc.
Management, Inc.	(formerly Deutsche Investment Management
American Century	Americas, Inc)
*Income & Growth	Scudder (formerly Deutsche Variable Series II,
*Value	Deutsche Variable Series I)
*Mid Cap	*Small Mid Value
*Thematic
Invesco Advisers, Inc.	*Capital Growth
AIM
*Intl. Growth	Neuberger Berman Investment Advisers LLC
*Global	Neuberger Berman
*Small Cap	*Regency
*Global Value	*Guardian
*Mid Cap Growth
T. Rowe Price Associates, Inc.
Calvert Research and Management	T. Rowe
(formerly Calvert Investment Management,	*Blue Chip
Inc.)	*Equity Income
(See Note 3)
Summit	Franklin Advisers, Inc.
*S&P MidCap	Franklin Templeton
*Russell Small Cap	*Income
*Nasdaq-100 Index	*Global Bond
*EAFE Intl.	(Commenced March 7, 2014)
*Barclays
*S&P 500	Ivy Investment Management Company
*Moderate	Ivy
(Commenced May 1, 2014)	*Science
*Growth	*Balanced
(Commenced April 27, 2015)	(Commenced July 18, 2016)
*Mod. Growth
(Commenced May 1, 2015)	Pacific Investment Management
Company LLC
Third Avenue Management LLC	Pimco
Third Avenue	*Total Return
*Value	*Low Duration
(Commenced May 1, 2014)
The Dreyfus Corporation	*Real Return
Dreyfus	(Commenced May 16, 2016)
*MidCap

FS-43

1. ORGANIZATION, continued

OFI Global Asset Management, Inc.
Oppenheimer
*Global Securities

ALPS Advisors, Inc.
Ibbotson
*Balanced
*Growth
*Income

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets

FS-44

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FS-45

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3. RELATED PARTIES

Affiliates of the Company provided investment advisory services for certain Summit subaccounts for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2018 and 2017, as follows:

Sub-Advisor
Fee %
Summit:
S&P MidCap	.050
Russell Small Cap	.050
Nasdaq-100 Index	.050
Barclays	.050
S&P 500.050
Moderate	.050
Growth	.050
Mod. Growth	.050

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor fees to certain portfolios of the Summit funds.

FS-46

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2018 were as follows:

	Purchases	Sales
Fidelity:
Equity-Income IC	$1,802,523	$2,392,862
Equity-Income SC	33,338	19,796
Growth IC	5,343,658	4,231,406
Growth SC	163,128	42,678
High Income IC	1,065,774	1,589,744
High Income SC	26,237	92,909
Overseas IC	370,741	1,585,061
Overseas SC	12,449	15,380
Asset Mgr. IC	695,388	888,447
Asset Mgr. SC	14,602	2,936
Inv. Bond IC	767,898	1,282,247
Contrafund IC	3,019,154	3,096,141
Contrafund SC	130,714	99,596
Asset Mgr. Gr. IC	135,608	365,234
Asset Mgr. Gr. SC	13,752	2,834
Mid Cap IC	402,103	236,254
Strategic IC	13,669	113,290
Money Market	6,670,423	7,008,126

Alger:
Balanced	1,107,426	545,065
Capital App	734,679	129,083

MFS:
Utilities	415,483	1,112,544
New Discovery	1,384,115	1,033,606
Total Return	99,385	129,528
Value	86,930	16,704
Strategic	240,745	357,285
Research	779,048	773,687

Van Kampen:
Emerging Markets	981,442	1,040,766
Intl. Magnum	129,204	137,200
U.S. Real Estate	896,971	1,537,901

Calvert:
Balanced	169,892	112,623
Mid Cap	59,358	72,804

FS-47

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
American Century:
Income & Growth	$1,466,518	$1,567,025
Value	2,489	6,177
Mid Cap	799,310	459,163

AIM:
Intl. Growth	611,465	443,965
Global	192,079	387,695
Small Cap	102,380	66,997
Global Value	136,726	251,793
Mid Cap Growth	504,019	390,123

Summit:
S&P MidCap	2,870,537	3,341,543
Russell Small Cap	2,087,114	2,975,373
Nasdaq-100 Index	1,232,952	1,980,379
EAFE Intl.	1,029,726	1,117,451
Barclays	703,004	1,530,001
S&P 500	9,082,674	8,649,404
Moderate	193,983	345,960
Growth	6,213	463
Mod. Growth	315,580	397,085

Third Avenue:
Value	456,067	622,307

Dreyfus:
MidCap	256,182	226,171

Scudder:
Small Mid Value	362,128	142,481
Thematic	33,898	176,404
Capital Growth	38,300	8,748

Neuberger Berman:
Regency	139,193	205,238
Guardian	42,483	66,645

T. Rowe:
Blue Chip	1,206,983	1,820,278
Equity Income	32,988	10,975

Franklin Templeton:
Income	49,051	21,853
Global Bond	390,532	669,784

FS-48

4. PURCHASES AND SALES OF INVESTMENTS, continued

	Purchases	Sales
Ivy:
Science	$219,857	$121,079
Balanced	12,865	6,659

Pimco:
Total Return	174,938	352,911
Low Duration	246,013	49,998
Real Return	2,430	1,085

Oppenheimer:
Global Securities	252,445	111,844

Ibbotson:
Balanced	238,499	66,403
Growth	30,112	91,462
Income	29,286	24,496

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2018, these fees range between .10 percent and 1.20 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $16 per policy monthly, depending on the product selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including the policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-49

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity:
Equity-Income IC
2018	23.28	100.08	516,314	19,773,314	2.22	0.10	1.20	(9.39)	(8.38)
2017	25.41	110.45	496,527	23,754,476	1.71	0.10	1.20	11.55	12.78
2016	22.53	99.01	449,408	22,409,682	2.31	0.10	1.20	7.25	16.61
2015	34.18	84.91	451,554	20,506,703	3.09	0.65	1.20	(5.11)	(4.58)
2014	35.83	89.48	469,109	23,616,849	2.81	0.65	1.20	7.42	8.02

Equity-Income SC
2018	28.79	56.70	9,095	297,770	2.17	0.45	0.90	(9.22)	(8.81)
2017	31.58	62.47	9,237	333,769	1.58	0.45	0.90	11.80	12.30
2016	28.12	55.87	8,727	320,151	2.16	0.45	0.90	16.85	17.37
2015	23.96	47.82	8,697	319,223	2.79	0.45	0.90	(4.95)	(4.52)
2014	25.09	50.30	8,509	405,436	2.75	0.45	0.90	7.68	7.91

Growth IC
2018	79.87	143.28	307,737	29,113,378	0.24	0.10	1.20	(1.37)	(0.27)
2017	80.09	145.27	331,319	32,536,943	0.21	0.10	1.20	33.53	35.00
2016	59.33	108.79	339,036	25,429,604	0.04	0.10	1.20	(0.40)	0.66
2015	67.18	109.23	367,181	28,414,433	0.25	0.65	1.20	5.90	6.48
2014	63.09	103.15	384,886	29,206,054	0.18	0.65	1.20	9.97	10.58

Growth SC
2018	90.27	97.78	9,546	854,135	0.15	0.45	0.90	(1.17)	(0.72)
2017	90.93	98.93	9,571	864,221	0.12	0.45	0.90	33.80	34.40
2016	67.66	73.94	9,160	616,891	-	0.45	0.90	(0.18)	0.26
2015	67.48	74.07	11,222	759,533	0.16	0.45	0.90	6.10	6.57
2014	63.32	69.82	11,558	781,588	0.09	0.45	0.90	2.92	10.19

High Income IC
2018	5.85	51.81	964,415	10,347,053	5.43	0.10	1.20	(4.45)	(3.38)
2017	6.06	54.22	954,286	11,845,640	5.13	0.10	1.20	5.66	6.83
2016	5.67	51.31	896,752	12,184,033	5.49	0.10	1.20	3.13	13.24
2015	9.31	45.31	851,702	10,221,751	5.84	0.65	1.20	(4.78)	(4.25)
2014	9.73	47.58	1,024,448	13,212,943	5.24	0.65	1.20	(0.05)	0.50

High Income SC
2018	6.50	19.34	29,034	242,475	5.09	0.45	0.90	(4.47)	(4.03)
2017	6.78	20.24	33,162	332,947	5.29	0.45	0.90	6.12	6.59
2016	6.36	19.08	27,032	338,379	5.21	0.45	0.90	13.35	13.86
2015	5.58	16.83	25,950	317,694	6.12	0.45	0.90	(4.62)	(4.19)
2014	5.83	17.64	24,012	377,837	5.13	0.45	0.90	(2.07)	0.17

FS-50

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas IC
2018	20.06	37.44	322,048	8,429,766	1.51	0.10	1.20	(15.83)	(14.89)
2017	23.57	44.48	351,785	11,279,198	1.39	0.10	1.20	28.74	30.15
2016	18.11	34.55	368,122	9,489,921	1.45	0.10	1.20	(6.20)	1.69
2015	24.42	36.83	374,785	10,631,396	1.33	0.65	1.20	2.39	2.96
2014	23.72	35.97	394,994	11,103,385	1.33	0.65	1.20	(9.17)	(8.67)

Overseas SC
2018	20.14	32.56	7,932	170,880	1.47	0.45	0.90	(15.65)	(15.27)
2017	23.77	38.60	8,132	205,531	1.35	0.45	0.90	28.94	29.52
2016	18.35	29.93	8,051	157,695	1.37	0.45	0.90	(5.97)	(5.55)
2015	19.43	31.83	8,462	192,650	1.19	0.45	0.90	2.57	3.03
2014	18.86	31.04	7,841	214,823	1.26	0.45	0.90	(8.98)	0.70

Asset Mgr. IC
2018	16.75	50.31	412,808	10,118,130	1.68	0.10	1.20	(6.49)	(5.44)
2017	17.71	53.80	424,556	11,427,715	1.87	0.10	1.20	12.75	13.99
2016	15.54	47.72	439,293	10,908,630	1.41	0.10	1.20	1.84	1.89
2015	22.81	46.86	488,479	12,298,415	1.55	0.65	1.20	(1.05)	(0.51)
2014	22.92	47.35	494,847	13,208,577	1.51	0.65	1.20	4.57	5.15

Asset Mgr. SC
2018	13.55	18.96	9,079	157,177	1.68	0.45	0.90	(5.86)	(1.79)
2017	20.14	34.69	8,735	162,336	1.83	0.45	0.90	12.89	13.43
2016	17.75	30.73	8,471	139,060	1.36	0.45	0.90	2.07	2.55
2015	17.31	30.11	8,279	172,046	1.25	0.45	0.90	(0.87)	(0.42)
2014	17.39	30.37	7,245	206,051	1.11	0.45	0.90	3.93	4.74

Inv. Bond IC
2018	13.39	33.76	596,761	10,982,220	2.43	0.10	1.20	(1.72)	(0.63)
2017	13.47	34.35	607,460	11,919,173	2.39	0.10	1.20	2.98	4.11
2016	12.94	33.36	580,131	11,880,232	2.37	0.10	1.20	0.09	3.49
2015	12.93	32.24	562,644	11,464,442	2.97	0.45	1.20	(1.78)	(1.04)
2014	13.06	32.82	359,410	8,040,840	2.13	0.45	1.20	(0.04)	4.57

Contrafund IC
2018	38.07	80.89	431,421	24,021,772	0.69	0.10	1.20	(7.50)	(6.47)
2017	40.71	87.45	408,971	28,223,653	0.98	0.10	1.20	20.43	21.75
2016	33.43	72.62	393,434	25,426,814	0.81	0.10	1.20	4.55	6.72
2015	53.19	68.05	413,473	25,884,894	0.97	0.65	1.20	(0.53)	0.02
2014	53.17	68.41	492,908	30,788,379	0.94	0.65	1.20	10.61	11.22

FS-51

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Contrafund SC
2018	46.42	77.04	20,016	1,046,463	0.60	0.45	0.90	(7.33)	(6.91)
2017	49.87	83.14	20,910	1,194,876	0.90	0.45	0.90	20.68	21.22
2016	41.14	68.89	22,117	1,070,127	0.71	0.45	0.90	6.95	7.43
2015	38.30	64.42	22,253	1,094,275	0.90	0.45	0.90	(0.34)	0.11
2014	38.25	64.64	20,031	1,270,622	0.85	0.45	0.90	5.50	10.82

Asset Mgr. Gr. IC
2018	18.31	32.64	69,723	1,645,132	1.37	0.10	1.20	(8.76)	(7.74)
2017	19.85	35.78	75,060	2,108,772	1.22	0.10	1.20	12.99	17.31
2016	20.32	30.50	77,472	2,007,776	1.37	0.65	1.20	1.24	1.80
2015	19.96	30.12	78,560	2,153,868	1.19	0.65	1.20	(1.11)	(0.56)
2014	20.07	30.46	83,460	2,336,521	1.05	0.65	1.20	4.61	5.19

Asset Mgr. Gr. SC
2018	16.63	21.14	6,917	146,248	1.38	0.45	0.90	(8.17)	0.92
2017	23.02	30.69	5,784	156,064	1.23	0.45	0.90	17.64	18.17
2016	19.48	26.09	5,128	129,102	1.36	0.45	0.90	1.43	1.89
2015	19.12	25.72	4,892	123,694	1.11	0.45	0.90	(0.92)	(0.48)
2014	19.22	25.96	4,866	124,088	0.68	0.45	0.90	4.81	5.58

Mid Cap IC
2018	30.19	35.19	40,946	1,957,348	0.65	0.10	0.90	(14.62)	3.84
2017	41.21	61.10	37,992	2,340,483	0.70	0.10	0.90	19.68	20.70
2016	34.14	51.03	36,336	1,943,973	0.38	0.10	0.90	1.08	11.23
2015	37.35	45.88	68,145	3,224,983	0.50	0.45	0.90	(2.27)	(1.82)
2014	38.04	46.94	69,792	3,367,339	0.26	0.45	0.90	(0.16)	5.33

Strategic IC
2018	16.96	16.96	5,698	96,651	3.75	0.70	0.70	(3.25)	(3.25)
2017	17.53	17.53	11,557	202,614	3.20	0.70	0.70	7.04	7.04
2016	16.38	16.38	11,350	185,891	3.56	0.70	0.70	7.52	7.52
2015	15.23	15.23	11,631	177,184	2.86	0.70	0.70	(2.31)	(2.31)
2014	15.59	15.59	10,262	160,033	6.49	0.70	0.70	2.88	2.88

Money Market
2018	0.96	1.02	9,701,387	9,638,360	1.64	0.10	1.20	0.43	1.55
2017	0.96	1.01	10,163,172	9,976,063	0.67	0.10	1.20	(0.52)	0.57
2016	0.97	1.00	10,623,458	10,398,667	0.20	0.10	1.20	(0.99)	0.01
2015	0.98	1.00	12,493,565	12,286,417	0.03	0.45	1.20	(1.17)	(0.42)
2014	0.99	1.00	11,782,200	11,670,519	0.01	0.45	1.20	(1.18)	(0.08)

FS-52

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Alger:
Balanced
2018	17.39	50.52	225,009	4,999,735	4.06	0.10	1.20	(4.48)	(3.42)
2017	18.00	52.89	218,893	5,503,342	2.89	0.10	1.20	14.07	15.33
2016	15.61	46.36	210,560	5,035,326	1.93	0.10	1.20	3.12	7.22
2015	14.90	43.24	195,796	4,975,430	1.99	0.45	1.20	0.26	1.01
2014	14.75	43.13	199,249	5,376,201	1.99	0.45	1.20	3.94	8.13

Capital App
2018	123.74	123.74	15,423	1,908,495	0.09	0.70	0.70	(0.80)	(0.80)
2017	124.74	124.74	13,306	1,659,782	0.17	0.70	0.70	30.17	30.17
2016	95.82	95.82	11,575	1,109,184	0.21	0.70	0.70	(0.20)	(0.20)
2015	96.01	96.01	8,969	861,187	0.08	0.70	0.70	5.45	5.45
2014	91.05	91.05	7,708	701,791	0.11	0.70	0.70	12.96	12.96

MFS:
Utilities
2018	31.05	86.26	165,979	8,217,214	1.09	0.10	1.20	(0.15)	0.96
2017	30.75	86.39	152,007	8,940,807	4.28	0.10	1.20	13.47	14.72
2016	26.81	76.14	146,030	8,510,001	3.83	0.10	1.20	(0.01)	10.14
2015	28.88	69.13	149,815	8,590,650	4.13	0.45	1.20	(15.54)	(14.90)
2014	33.93	81.85	163,816	11,594,130	2.08	0.45	1.20	1.83	11.39

New Discovery
2018	20.15	39.85	129,369	4,327,289	-	0.10	1.20	(2.66)	(1.57)
2017	20.47	40.94	131,103	4,701,352	-	0.10	1.20	25.15	26.53
2016	16.18	32.71	125,180	3,951,930	-	0.10	1.20	6.01	7.75
2015	15.95	30.36	131,506	3,946,315	-	0.45	1.20	(3.06)	(1.67)
2014	25.32	31.32	131,871	4,222,257	-	0.65	1.20	(8.36)	(7.86)

Total Return
2018	24.53	30.74	26,151	762,031	2.21	0.10	0.90	(6.46)	(5.71)
2017	26.01	32.86	28,243	896,296	2.28	0.10	0.90	7.97	11.30
2016	26.17	29.61	34,237	1,009,326	2.91	0.45	0.90	8.12	8.61
2015	24.10	27.39	37,540	1,022,128	2.58	0.45	0.90	(1.26)	(0.82)
2014	24.30	27.74	39,025	1,077,020	1.91	0.45	0.90	0.20	7.53

Value
2018	25.97	25.97	11,912	309,321	1.59	0.70	0.70	(10.72)	(10.72)
2017	29.08	29.08	10,297	299,475	1.99	0.70	0.70	16.83	16.83
2016	24.89	24.89	8,085	201,268	2.22	0.70	0.70	13.30	13.30
2015	21.97	21.97	6,158	135,308	2.43	0.70	0.70	(1.43)	(1.43)
2014	22.29	22.29	5,733	127,791	1.59	0.70	0.70	9.74	9.74

FS-53

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
MFS, continued:
Strategic
2018	10.09	11.07	165,975	1,815,987	4.00	0.10	1.20	(3.16)	(2.09)
2017	10.30	11.43	179,685	2,051,213	4.68	0.10	1.20	4.97	6.13
2016	9.71	10.89	171,648	1,895,598	3.14	0.10	1.20	0.82	6.95
2015	9.77	10.19	172,440	1,773,766	5.71	0.45	1.20	(3.02)	(2.30)
2014	10.00	10.50	197,194	2,083,053	3.22	0.45	1.20	(0.98)	2.04

Research
2018	14.88	15.10	335,234	5,085,728	1.46	0.10	0.90	(14.90)	(14.21)
2017	17.35	17.74	343,784	6,125,798	1.88	0.10	0.90	27.15	28.16
2016	13.54	13.95	372,743	5,216,959	1.52	0.10	0.90	(1.59)	(1.04)
2015	14.18	14.23	441,867	6,273,187	1.93	0.45	0.90	(8.78)	(8.46)
2014	-	-	-	-	-	-	-	-	-

Van Kampen:
Emerging Markets
2018	14.64	23.83	460,250	8,682,734	0.45	0.10	1.20	(18.46)	(17.55)
2017	17.75	29.22	436,901	10,610,338	0.76	0.10	1.20	33.46	34.93
2016	13.16	21.89	453,874	8,618,819	0.48	0.10	1.20	(8.69)	5.47
2015	12.42	20.76	622,335	11,197,419	0.75	0.45	1.20	(11.76)	(11.09)
2014	13.97	23.53	841,245	17,195,033	0.39	0.45	1.20	(5.63)	(3.94)

Intl. Magnum
2018	10.69	17.08	105,633	1,452,846	1.16	0.10	1.20	(7.63)	(6.60)
2017	11.45	18.49	103,303	1,652,164	1.15	0.10	1.20	14.73	15.99
2016	9.87	16.12	103,607	1,628,431	-	0.10	1.20	1.85	4.32
2015	9.58	15.45	109,193	1,674,660	1.64	0.45	1.20	(7.51)	(6.81)
2014	10.28	16.71	120,398	2,027,043	0.83	0.45	1.20	(0.80)	0.94

U.S. Real Estate
2018	20.31	49.52	321,081	10,618,244	2.77	0.10	1.20	(8.82)	(7.81)
2017	22.03	54.32	313,605	12,450,196	1.52	0.10	1.20	1.88	3.01
2016	21.39	53.31	277,325	12,004,962	1.44	0.10	1.20	2.33	5.54
2015	20.45	50.51	128,088	6,193,501	1.34	0.45	1.20	0.95	1.72
2014	20.11	50.04	144,085	7,006,613	1.43	0.45	1.20	7.19	28.18

Calvert:
Balanced
2018	2.34	3.35	282,927	848,295	1.78	0.10	1.20	(3.84)	(2.77)
2017	2.41	3.48	277,810	916,036	1.96	0.10	1.20	10.67	11.89
2016	2.15	3.15	307,491	1,015,379	1.87	0.10	1.20	2.30	6.57
2015	2.00	2.95	291,864	921,523	0.12	0.45	1.20	(3.68)	(3.36)
2014	2.45	3.06	299,439	974,944	1.61	0.65	1.20	8.29	8.89

FS-54

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert, continued:
Mid Cap
2018	35.43	58.28	10,543	499,155	0.52	0.10	1.20	(5.58)	(4.52)
2017	37.10	61.72	11,225	592,989	0.67	0.10	1.20	10.33	11.55
2016	33.26	55.94	10,722	617,979	-	0.10	1.20	(0.97)	5.96
2015	51.82	52.80	12,354	673,147	-	0.65	1.20	(4.43)	(3.90)
2014	53.93	55.24	14,532	823,551	-	0.65	1.20	6.80	7.39

American Century:
Income & Growth
2018	10.49	15.22	802,290	10,714,444	1.91	0.10	0.90	(7.70)	(6.96)
2017	11.27	16.49	847,753	12,736,468	2.38	0.10	0.90	19.41	20.37
2016	9.36	13.82	855,062	11,297,447	2.36	0.10	0.90	3.25	12.47
2015	9.53	12.29	991,029	11,719,482	2.23	0.45	0.90	(6.47)	(6.04)
2014	10.15	13.14	439,310	5,820,025	2.05	0.45	0.90	6.01	11.50

Value
2018	10.17	18.54	5,424	70,436	1.65	0.20	0.70	(10.57)	(9.79)
2017	20.55	20.55	4,013	82,485	1.66	0.70	0.70	7.99	7.99
2016	19.03	19.03	4,335	82,509	1.74	0.70	0.70	19.64	19.64
2015	15.91	15.91	4,668	74,253	1.75	0.70	0.70	(4.55)	(4.55)
2014	16.67	16.67	22,696	378,268	1.54	0.70	0.70	12.29	12.29

Mid Cap
2018	20.61	27.79	196,136	5,470,472	1.41	0.10	0.90	(13.62)	(12.92)
2017	23.67	32.17	195,231	6,396,630	1.56	0.10	0.90	10.70	11.58
2016	21.21	29.81	188,244	5,632,345	1.70	0.10	0.90	4.17	21.75
2015	19.49	24.48	120,411	2,949,008	1.64	0.45	0.90	(2.32)	(1.87)
2014	19.87	25.06	118,013	2,962,164	1.16	0.45	0.90	2.35	15.38

AIM:
Intl. Growth
2018	34.33	35.50	137,705	5,020,606	2.09	0.10	0.90	(15.74)	(15.06)
2017	40.41	42.13	136,160	5,895,199	1.44	0.10	0.90	21.91	22.88
2016	32.89	35.50	141,514	5,039,809	1.17	0.10	0.90	(1.34)	3.32
2015	33.89	35.99	199,703	7,210,357	1.49	0.45	0.90	(3.22)	(2.78)
2014	34.85	37.18	202,866	7,563,149	1.69	0.45	0.90	(3.08)	(0.57)

Global
2018	17.10	19.67	48,463	944,448	3.52	0.10	0.90	(6.99)	(6.25)
2017	18.23	21.15	59,148	1,250,420	3.31	0.10	0.90	12.04	12.91
2016	16.15	18.88	63,505	1,214,245	0.52	0.10	0.90	1.12	1.69
2015	16.90	18.67	385,373	7,276,500	3.57	0.45	0.90	(2.36)	(1.92)
2014	17.23	19.12	380,666	7,348,427	1.51	0.45	0.90	(0.10)	13.59

FS-55

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM, continued:
Small Cap
2018	25.18	25.18	15,378	387,277	-	0.70	0.70	(15.67)	(15.67)
2017	29.86	29.86	15,016	448,433	-	0.70	0.70	13.26	13.26
2016	26.37	26.37	14,764	389,278	-	0.70	0.70	11.28	11.28
2015	23.69	23.69	12,520	296,647	-	0.70	0.70	(6.18)	(6.18)
2014	25.25	25.25	8,562	216,220	-	0.70	0.70	1.65	1.65

Global Value
2018	9.17	19.91	207,630	2,468,077	1.08	0.10	1.20	(16.33)	(15.40)
2017	10.84	23.79	183,367	3,063,315	1.16	0.10	1.20	21.44	22.78
2016	8.83	19.59	152,690	2,649,834	1.04	0.10	1.20	1.49	5.54
2015	8.78	18.56	157,490	2,683,880	1.33	0.45	1.20	(2.60)	(1.38)
2014	9.72	19.06	167,954	3,005,852	1.95	0.65	1.20	(0.51)	0.04

Mid Cap Growth
2018	5.64	6.45	200,179	1,238,108	-	0.10	0.90	(6.43)	(5.68)
2017	5.98	6.89	203,556	1,363,637	-	0.10	0.90	21.44	22.37
2016	4.89	5.67	214,333	1,223,951	-	0.10	0.90	(1.42)	(0.15)
2015	5.68	5.82	250,519	1,433,276	-	0.45	0.90	0.29	0.78
2014	5.67	5.77	264,390	1,504,268	-	0.45	0.90	7.07	13.45

Summit:
S&P MidCap
2018	112.87	124.20	496,424	29,247,235	1.14	0.10	1.20	(12.40)	(11.42)
2017	127.42	141.77	596,216	35,816,580	0.71	0.10	1.20	14.52	15.78
2016	110.05	123.80	735,454	33,037,285	0.45	0.10	1.20	8.50	18.83
2015	101.63	104.18	801,393	27,503,627	0.09	0.45	1.20	(3.84)	(3.12)
2014	104.90	108.35	933,420	30,786,927	0.97	0.45	1.20	7.95	12.03

Russell Small Cap
2018	85.41	94.37	433,932	23,669,754	1.05	0.10	1.20	(12.30)	(11.32)
2017	96.31	107.60	540,978	29,097,627	0.77	0.10	1.20	13.01	14.26
2016	84.29	95.21	647,735	26,649,155	0.58	0.10	1.20	10.91	19.48
2015	79.69	80.86	717,220	21,924,418	0.15	0.45	1.20	(6.32)	(5.62)
2014	85.07	85.67	861,816	25,394,197	0.67	0.45	1.20	6.48	12.32

Nasdaq-100 Index
2018	15.93	68.54	383,618	10,842,362	0.55	0.10	0.90	(1.36)	(0.57)
2017	16.15	68.93	462,344	11,829,576	0.49	0.10	0.90	31.17	32.22
2016	12.30	52.13	542,334	9,243,974	0.54	0.10	0.90	3.49	5.64
2015	11.65	55.36	565,944	8,337,722	0.05	0.45	0.90	8.10	8.58
2014	10.78	50.99	604,570	7,865,071	1.18	0.45	0.90	(1.19)	17.60

FS-56

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Summit, continued:
EAFE Intl.
2018	83.08	83.82	104,500	9,345,993	3.25	0.10	1.20	(14.76)	(13.66)
2017	96.23	98.33	107,258	11,233,467	2.54	0.10	1.20	23.10	24.64
2016	77.21	79.88	103,526	8,854,509	2.60	0.10	1.20	(0.73)	0.57
2015	78.77	80.47	138,612	11,882,727	0.25	0.45	1.20	(2.76)	(2.04)
2014	80.41	82.76	136,409	11,977,463	2.78	0.45	1.20	(7.54)	(3.89)

Barclays
2018	57.89	61.34	143,066	8,866,021	3.10	0.10	0.90	(1.26)	(0.47)
2017	58.16	62.12	159,138	10,036,515	2.84	0.10	0.90	2.57	3.39
2016	56.25	60.54	154,773	9,533,227	2.75	0.10	0.90	(0.42)	1.67
2015	55.98	59.55	176,347	10,664,964	0.15	0.45	0.90	(0.86)	(0.41)
2014	56.22	60.06	156,077	9,491,663	2.62	0.45	0.90	(0.19)	4.99

S&P 500
2018	144.38	174.27	468,983	79,725,620	1.90	0.10	1.20	(5.88)	(4.83)
2017	151.70	185.15	485,892	90,843,611	1.46	0.10	1.20	20.02	21.34
2016	125.02	154.27	503,010	80,236,883	1.72	0.10	1.20	5.68	10.25
2015	125.78	139.93	307,973	44,371,300	0.19	0.45	1.20	(0.23)	0.53
2014	125.13	140.25	305,974	44,022,706	1.63	0.45	1.20	10.86	11.86

Moderate
2018	17.37	17.43	141,719	2,482,696	1.34	0.10	0.90	(6.58)	(5.83)
2017	18.51	18.60	154,470	2,890,492	1.32	0.10	0.90	11.16	12.05
2016	16.52	16.73	156,309	2,627,273	0.03	0.10	0.90	2.05	5.66
2015	15.75	15.83	148,133	2,352,143	1.30	0.45	0.90	(3.31)	(2.11)
2014	16.17	16.26	152,591	2,470,668	1.21	0.45	0.90	(0.36)	3.73

Growth
2018	17.88	17.88	1,047	18,719	1.21	0.70	0.70	(8.15)	(8.15)
2017	19.47	19.47	751	14,624	1.35	0.70	0.70	16.11	16.11
2016	16.77	16.77	403	6,753	-	0.70	0.70	4.83	4.83
2015	15.99	15.99	49	778	2.38	0.70	0.70	(7.53)	(7.53)
2014	-	-	-	-	-	-	-	-	-

Mod. Growth
2018	17.49	17.82	247,127	4,370,464	1.25	0.10	0.90	(7.53)	(6.78)
2017	18.91	19.12	256,855	4,899,327	1.19	0.10	0.90	13.53	14.44
2016	16.65	16.71	255,524	4,282,647	0.15	0.10	0.90	2.57	5.82
2015	15.73	15.78	176,458	2,788,186	1.16	0.45	0.90	(5.84)	(5.65)
2014	-	-	-	-	-	-	-	-	-

FS-57

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Third Avenue:
Value
2018	14.82	30.49	318,056	7,033,512	1.86	0.10	0.90	(21.06)	(20.42)
2017	18.62	38.62	287,538	9,154,707	0.85	0.10	0.90	12.58	13.48
2016	16.41	34.40	258,000	8,549,162	0.82	0.10	0.90	6.26	11.22
2015	15.22	30.93	276,932	8,418,371	3.35	0.45	0.90	(9.71)	(9.30)
2014	16.78	34.26	305,005	10,343,760	2.94	0.45	0.90	2.89	3.45

Dreyfus:
MidCap
2018	19.37	37.62	48,047	1,303,808	0.35	0.10	0.90	(16.44)	(15.77)
2017	23.00	45.02	43,904	1,726,314	0.87	0.10	0.90	14.02	14.94
2016	20.01	39.18	45,600	1,645,995	0.84	0.10	0.90	2.56	14.17
2015	18.84	34.32	48,124	1,553,564	0.46	0.45	0.90	(4.48)	(3.39)
2014	23.10	35.52	53,067	1,828,538	0.78	0.65	0.90	10.76	11.04

Scudder:
Small Mid Value
2018	15.42	18.66	55,360	1,006,960	1.37	0.10	0.90	(16.79)	(16.10)
2017	18.38	22.43	53,394	1,198,773	0.77	0.10	0.90	9.54	10.41
2016	16.65	20.47	56,690	1,180,752	0.57	0.10	0.90	9.22	15.84
2015	17.37	17.67	58,693	1,053,074	0.29	0.45	0.90	(2.79)	(2.32)
2014	17.78	18.18	60,590	1,113,288	1.24	0.45	0.90	(0.55)	4.58

Thematic
2018	11.60	11.65	21,918	256,688	1.00	0.10	0.80	(17.35)	(16.77)
2017	13.94	14.10	31,941	452,639	0.30	0.10	0.80	24.47	25.35
2016	11.12	11.12	24,882	282,798	0.87	0.10	0.90	0.17	3.25
2015	10.92	11.02	30,328	335,068	0.79	0.65	0.90	(2.11)	(1.87)
2014	11.16	11.22	30,371	341,897	1.00	0.65	0.90	(0.78)	(0.53)

Capital Growth
2018	44.39	44.39	2,457	109,045	0.68	0.70	0.70	(2.29)	(2.29)
2017	45.42	45.42	2,041	92,731	0.68	0.70	0.70	25.42	25.42
2016	36.22	36.22	1,543	55,877	0.70	0.70	0.70	3.52	3.52
2015	34.98	34.98	1,070	37,451	0.65	0.70	0.70	7.86	7.86
2014	32.43	32.43	903	29,289	0.60	0.70	0.70	12.18	12.18

FS-58

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Neuberger Berman:
Regency
2018	16.69	26.11	15,879	394,024	0.64	0.10	0.80	(15.95)	(15.36)
2017	19.58	19.72	19,150	558,416	0.82	0.10	0.90	6.97	14.59
2016	26.13	26.57	17,497	466,214	0.66	0.65	0.90	15.13	15.42
2015	23.02	23.12	18,633	430,303	0.78	0.65	0.90	(9.16)	(8.93)
2014	25.28	25.45	23,451	597,600	1.14	0.65	0.90	12.82	13.10

Guardian
2018	35.52	35.52	5,420	192,489	0.45	0.70	0.70	(8.26)	(8.26)
2017	38.71	38.71	6,516	252,264	0.36	0.70	0.70	24.54	24.54
2016	31.08	31.08	5,569	173,103	0.54	0.70	0.70	7.98	7.98
2015	28.79	28.79	5,652	162,712	0.76	0.70	0.70	(5.63)	(5.63)
2014	30.51	30.51	4,987	152,130	0.48	0.70	0.70	8.27	8.27

T. Rowe:
Blue Chip
2018	28.26	30.98	325,574	9,491,724	-	0.10	0.90	0.74	1.55
2017	28.05	30.51	354,077	10,170,357	-	0.10	0.90	34.62	35.69
2016	20.83	22.49	371,438	7,884,102	-	0.10	0.90	(1.16)	(0.36)
2015	20.91	22.26	274,893	5,841,864	-	0.45	0.90	9.80	10.30
2014	19.04	20.18	269,306	5,194,902	-	0.45	0.90	0.19	7.87

Equity Income
2018	35.76	35.76	3,340	119,422	1.81	0.70	0.70	(10.32)	(10.32)
2017	39.87	39.87	3,127	124,691	1.58	0.70	0.70	14.93	14.93
2016	34.70	34.70	2,665	92,481	2.13	0.70	0.70	18.03	18.03
2015	29.40	29.40	2,559	75,232	1.61	0.70	0.70	(7.75)	(7.75)
2014	31.87	31.87	2,400	76,493	1.52	0.70	0.70	6.36	6.36

Franklin Templeton:
Income
2018	15.95	16.09	9,512	226,349	4.77	0.65	0.80	(4.90)	(4.42)
2017	16.77	16.84	9,069	220,218	4.25	0.65	0.80	6.51	9.57
2016	15.36	15.38	6,812	161,804	5.10	0.65	0.80	(0.74)	3.82
2015	21.08	21.08	5,720	120,560	4.64	0.70	0.70	(7.70)	(7.70)
2014	22.83	22.83	4,291	97,976	4.95	0.70	0.70	3.89	3.89

Global Bond
2018	16.85	18.59	166,570	3,098,055	-	0.10	0.90	1.02	1.84
2017	16.54	18.40	179,495	3,312,120	-	0.10	0.90	1.02	1.82
2016	16.25	18.22	167,024	3,056,108	-	0.10	0.90	2.02	5.65
2015	17.13	17.86	202,492	3,626,639	7.97	0.45	0.90	(5.16)	(4.74)
2014	17.98	18.83	226,979	4,278,564	2.83	0.45	0.90	(2.18)	0.25

FS-59

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Ivy:
Science
2018	41.35	41.35	14,539	601,157	-	0.70	0.70	(5.90)	(5.90)
2017	43.94	43.94	14,202	624,050	-	0.70	0.70	31.20	31.20
2016	33.49	33.49	10,586	354,535	-	0.70	0.70	0.84	0.84
2015	33.21	33.21	9,361	310,903	-	0.70	0.70	(3.56)	(3.56)
2014	34.44	34.44	7,447	256,471	-	0.70	0.70	2.19	2.19

Balanced
2018	7.45	7.46	4,577	39,231	1.56	0.10	0.80	(2.85)	0.71
2017	7.95	8.30	3,931	35,387	1.22	0.45	0.80	0.99	8.56
2016	7.45	8.90	1,537	13,077	-	0.65	0.70	(1.19)	0.13
2015	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-

Pimco:
Total Return
2018	11.08	14.26	186,410	2,577,897	2.54	0.10	0.90	(1.43)	(0.63)
2017	11.15	14.47	201,044	2,873,523	2.02	0.10	0.90	3.98	4.82
2016	11.53	13.91	203,325	2,873,001	2.09	0.45	0.90	1.76	2.22
2015	11.28	13.67	238,104	3,293,855	3.90	0.45	0.90	(0.46)	(0.01)
2014	11.28	13.73	620,534	8,626,835	2.19	0.45	0.90	(0.18)	3.34

Low Duration
2018	10.41	10.59	61,895	657,303	1.95	0.10	0.90	(0.55)	0.24
2017	10.39	10.64	44,250	470,655	1.34	0.10	0.90	0.45	1.25
2016	10.26	10.57	44,076	466,201	1.50	0.10	0.90	0.33	0.40
2015	10.47	10.54	47,564	502,601	3.53	0.45	0.90	(0.59)	(0.02)
2014	10.59	10.60	43,741	464,268	0.83	0.45	0.90	(0.71)	(0.54)

Real Return
2018	12.25	12.45	3,518	43,362	2.37	0.70	0.80	(3.08)	(2.99)
2017	12.63	12.83	3,467	44,068	2.28	0.70	0.80	2.73	2.83
2016	12.27	12.30	3,426	42,383	1.11	0.65	0.80	(2.00)	0.07
2015	-	-	-	-	-	-	-	-	-
2014	-	-	-	-	-	-	-	-	-

Oppenheimer:
Global Securities
2018	54.59	54.59	16,230	886,017	1.00	0.70	0.70	(13.79)	(13.79)
2017	63.32	63.32	15,070	954,280	0.93	0.70	0.70	35.72	35.72
2016	46.66	46.66	13,932	650,032	1.05	0.70	0.70	(0.61)	(0.61)
2015	46.95	46.95	10,685	501,615	1.28	0.70	0.70	3.22	3.22
2014	45.48	45.48	7,782	353,932	1.10	0.70	0.70	1.58	1.58

FS-60

5. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Ibbotson:
Balanced
2018	11.54	13.84	35,397	460,784	2.26	0.10	0.80	(6.98)	(6.33)
2017	12.32	14.88	26,082	370,884	1.54	0.10	0.80	7.71	12.44
2016	10.88	12.08	28,427	375,147	1.60	0.45	0.90	(1.72)	7.99
2015	11.19	12.24	32,220	397,177	1.43	0.45	0.90	(3.10)	(2.73)
2014	12.46	12.63	32,562	413,823	1.00	0.65	0.90	3.58	3.84

Growth
2018	11.73	13.88	11,274	144,610	1.43	0.10	0.80	(8.78)	(8.13)
2017	11.96	12.77	16,548	236,481	1.28	0.10	0.90	2.00	9.29
2016	11.83	13.09	18,292	231,024	1.34	0.45	0.90	9.18	9.45
2015	10.83	11.96	23,070	271,442	1.32	0.45	0.90	(3.39)	(3.20)
2014	11.31	12.38	22,806	276,396	1.02	0.65	0.90	3.64	3.87

Income
2018	11.01	13.32	21,636	275,614	2.06	0.10	0.80	(5.02)	(4.35)
2017	10.80	11.51	21,954	300,536	1.73	0.10	0.90	4.66	5.54
2016	11.79	12.78	22,386	285,442	1.65	0.45	0.90	5.40	5.91
2015	11.13	12.13	28,531	344,541	1.63	0.45	0.90	(2.56)	(2.10)
2014	11.37	12.45	26,080	323,589	1.20	0.45	0.90	(0.53)	2.38

FS-61

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2018	2017
Fidelity:
Equity-Income IC
Units issued	336,213	347,148
Units redeemed	(316,426)	(300,029)
Net increase(decrease)	19,787	47,119

Equity-Income SC
Units issued	3,143	5,395
Units redeemed	(3,285)	(4,885)
Net increase(decrease)	(142)	510

Growth IC
Units issued	118,350	122,460
Units redeemed	(141,932)	(130,177)
Net increase(decrease)	(23,582)	(7,717)

Growth SC
Units issued	1,338	1,945
Units redeemed	(1,363)	(1,534)
Net increase(decrease)	(25)	411

High Income IC
Units issued	2,416,353	2,346,575
Units redeemed	(2,406,224)	(2,289,041)
Net increase(decrease)	10,129	57,534

High Income SC
Units issued	26,219	46,096
Units redeemed	(30,347)	(39,966)
Net increase(decrease)	(4,128)	6,130

Overseas IC
Units issued	277,468	290,628
Units redeemed	(307,205)	(306,965)
Net increase(decrease)	(29,737)	(16,337)

Overseas SC
Units issued	1,560	2,033
Units redeemed	(1,760)	(1,952)
Net increase(decrease)	(200)	81

FS-62

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
Fidelity, continued:
Asset Mgr. IC
Units issued	80,994	88,070
Units redeemed	(92,742)	(102,807)
Net increase(decrease)	(11,748)	(14,737)

Asset Mgr. SC
Units issued	3,123	2,786
Units redeemed	(2,779)	(2,522)
Net increase(decrease)	344	264

Inv. Bond IC
Units issued	1,503,313	1,482,239
Units redeemed	(1,514,012)	(1,454,910)
Net increase(decrease)	(10,699)	27,329

Contrafund IC
Units issued	300,221	307,097
Units redeemed	(277,771)	(291,560)
Net increase(decrease)	22,450	15,537

Contrafund SC
Units issued	5,285	5,350
Units redeemed	(6,179)	(6,557)
Net increase(decrease)	(894)	(1,207)

Asset Mgr. Gr. IC
Units issued	48,338	46,352
Units redeemed	(53,675)	(48,764)
Net increase(decrease)	(5,337)	(2,412)

Asset Mgr. Gr. SC
Units issued	4,572	2,688
Units redeemed	(3,439)	(2,032)
Net increase(decrease)	1,133	656

Mid Cap IC
Units issued	29,737	26,244
Units redeemed	(26,783)	(24,588)
Net increase(decrease)	2,954	1,656

FS-63

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
Fidelity, continued:
Strategic IC
Units issued	916	24,289
Units redeemed	(6,775)	(24,082)
Net increase(decrease)	(5,859)	207

Money Market
Units issued	12,420,335	9,979,342
Units redeemed	(12,882,120)	(10,439,628)
Net increase(decrease)	(461,785)	(460,286)

Alger:
Balanced
Units issued	105,051	97,085
Units redeemed	(98,935)	(88,752)
Net increase(decrease)	6,116	8,333

Capital App
Units issued	4,184	4,063
Units redeemed	(2,067)	(2,332)
Net increase(decrease)	2,117	1,731

MFS:
Utilities
Units issued	125,217	105,223
Units redeemed	(111,245)	(99,246)
Net increase(decrease)	13,972	5,977

New Discovery
Units issued	96,939	75,423
Units redeemed	(98,673)	(69,500)
Net increase(decrease)	(1,734)	5,923

Total Return
Units issued	25,252	24,317
Units redeemed	(27,344)	(30,311)
Net increase(decrease)	(2,092)	(5,994)

Value
Units issued	5,768	5,472
Units redeemed	(4,153)	(3,260)
Net increase(decrease)	1,615	2,212

FS-64

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
MFS, continued:
Strategic
Units issued	192,930	219,001
Units redeemed	(206,640)	(210,964)
Net increase(decrease)	(13,710)	8,037

Research
Units issued	1,301,441	1,371,140
Units redeemed	(1,309,991)	(1,400,099)
Net increase(decrease)	(8,550)	(28,959)

Van Kampen:
Emerging Markets
Units issued	1,020,728	1,015,957
Units redeemed	(997,379)	(1,032,930)
Net increase(decrease)	23,349	(16,973)

Intl. Magnum
Units issued	82,453	88,259
Units redeemed	(80,123)	(88,563)
Net increase(decrease)	2,330	(304)

U.S. Real Estate
Units issued	906,012	829,308
Units redeemed	(898,536)	(793,028)
Net increase(decrease)	7,476	36,280

Calvert:
Balanced
Units issued	238,906	206,315
Units redeemed	(233,789)	(235,996)
Net increase(decrease)	5,117	(29,681)

Mid Cap
Units issued	1,295	4,967
Units redeemed	(1,977)	(4,464)
Net increase(decrease)	(682)	503

American Century:
Income & Growth
Units issued	2,224,378	2,352,892
Units redeemed	(2,269,841)	(2,360,201)
Net increase(decrease)	(45,463)	(7,309)

FS-65

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
American Century, continued:
Value
Units issued	7,702	3,844
Units redeemed	(6,291)	(4,166)
Net increase(decrease)	1,411	(322)

Mid Cap
Units issued	533,270	549,652
Units redeemed	(532,365)	(542,665)
Net increase(decrease)	905	6,987

AIM:
Intl. Growth
Units issued	435,003	429,481
Units redeemed	(433,458)	(434,835)
Net increase(decrease)	1,545	(5,354)

Global
Units issued	49,690	87,373
Units redeemed	(60,375)	(91,730)
Net increase(decrease)	(10,685)	(4,357)

Small Cap
Units issued	6,230	7,728
Units redeemed	(5,868)	(7,476)
Net increase(decrease)	362	252

Global Value
Units issued	182,379	182,173
Units redeemed	(158,116)	(151,496)
Net increase(decrease)	24,263	30,677

Mid Cap Growth
Units issued	228,983	220,343
Units redeemed	(232,360)	(231,120)
Net increase(decrease)	(3,377)	(10,777)

Summit:
S&P MidCap
Units issued	697,397	818,632
Units redeemed	(797,189)	(957,870)
Net increase(decrease)	(99,792)	(139,238)

FS-66

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
Summit, continued:
Russell Small Cap
Units issued	552,552	676,235
Units redeemed	(659,598)	(782,992)
Net increase(decrease)	(107,046)	(106,757)

Nasdaq-100 Index
Units issued	914,155	1,091,398
Units redeemed	(992,881)	(1,171,388)
Net increase(decrease)	(78,726)	(79,990)

EAFE Intl.
Units issued	281,078	304,404
Units redeemed	(283,836)	(300,672)
Net increase(decrease)	(2,758)	3,732

Barclays
Units issued	462,413	454,720
Units redeemed	(478,485)	(450,355)
Net increase(decrease)	(16,072)	4,365

S&P 500
Units issued	503,114	539,200
Units redeemed	(520,023)	(556,318)
Net increase(decrease)	(16,909)	(17,118)

Moderate
Units issued	587,347	618,946
Units redeemed	(600,098)	(620,785)
Net increase(decrease)	(12,751)	(1,839)

Growth
Units issued	480	522
Units redeemed	(184)	(174)
Net increase(decrease)	296	348

Mod. Growth
Units issued	1,040,177	1,049,299
Units redeemed	(1,049,905)	(1,047,968)
Net increase(decrease)	(9,728)	1,331

FS-67

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
Third Avenue:
Value
Units issued	294,194	274,340
Units redeemed	(263,676)	(244,802)
Net increase(decrease)	30,518	29,538

Dreyfus:
MidCap
Units issued	44,663	31,018
Units redeemed	(40,520)	(32,714)
Net increase(decrease)	4,143	(1,696)

Scudder:
Small Mid Value
Units issued	42,482	54,541
Units redeemed	(40,516)	(57,837)
Net increase(decrease)	1,966	(3,296)

Thematic
Units issued	16,235	52,487
Units redeemed	(26,258)	(45,428)
Net increase(decrease)	(10,023)	7,059

Capital Growth
Units issued	1,870	1,877
Units redeemed	(1,454)	(1,379)
Net increase(decrease)	416	498

Neuberger Berman:
Regency
Units issued	11,285	25,263
Units redeemed	(14,556)	(23,610)
Net increase(decrease)	(3,271)	1,653

Guardian
Units issued	1,348	2,013
Units redeemed	(2,444)	(1,066)
Net increase(decrease)	(1,096)	947

T. Rowe:
Blue Chip
Units issued	969,425	1,078,549
Units redeemed	(997,928)	(1,095,910)
Net increase(decrease)	(28,503)	(17,361)

FS-68

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
T. Rowe, continued:
Equity Income
Units issued	3,000	2,688
Units redeemed	(2,787)	(2,226)
Net increase(decrease)	213	462

Franklin Templeton:
Income
Units issued	4,736	5,751
Units redeemed	(4,293)	(3,494)
Net increase(decrease)	443	2,257

Global Bond
Units issued	718,847	696,191
Units redeemed	(731,772)	(683,720)
Net increase(decrease)	(12,925)	12,471

Ivy:
Science
Units issued	7,530	8,113
Units redeemed	(7,193)	(4,497)
Net increase(decrease)	337	3,616

Balanced
Units issued	2,334	13,194
Units redeemed	(1,688)	(10,800)
Net increase(decrease)	646	2,394

Pimco:
Total Return
Units issued	116,760	115,828
Units redeemed	(131,394)	(118,109)
Net increase(decrease)	(14,634)	(2,281)

Low Duration
Units issued	152,921	131,868
Units redeemed	(135,276)	(131,694)
Net increase(decrease)	17,645	174

Real Return
Units issued	207	254
Units redeemed	(156)	(213)
Net increase(decrease)	51	41

FS-69

6. CHANGES IN UNITS OUTSTANDING, continued

	2018	2017
Oppenheimer:
Global Securities
Units issued	5,743	5,346
Units redeemed	(4,583)	(4,208)
Net increase(decrease)	1,160	1,138

Ibbotson:
Balanced
Units issued	55,144	56,690
Units redeemed	(45,829)	(59,035)
Net increase(decrease)	9,315	(2,345)

Growth
Units issued	11,389	13,085
Units redeemed	(16,663)	(14,829)
Net increase(decrease)	(5,274)	(1,744)

Income
Units issued	40,815	28,828
Units redeemed	(41,133)	(29,260)
Net increase(decrease)	(318)	(432)

FS-70

AMERITAS LIFE INSURANCE CORP.
_________________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2018 AND 2017 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2018
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2018
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets - statutory basis as of December 31, 2018 and 2017, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2018, and the related notes to the statutory basis financial statements.
Management's Responsibility for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 22, 2019

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2018	2017
Bonds	$8,795,384	$8,564,489
Preferred stocks	10,261	7,307
Common stocks	424,206	566,840
Mortgage loans	1,961,039	1,798,793
Real estate:
Properties occupied by the company	41,635	43,581
Properties held for the production of income	5,301	5,960
Properties held for sale	2,065	6,166
Cash, cash equivalents, and short-term investments	169,798	203,940
Loans on insurance contracts	555,947	542,635
Other investments	440,459	416,556
Total Cash and Invested Assets	12,406,095	12,156,267

Investment income due and accrued	112,759	108,490
Deferred and uncollected premiums	110,061	106,605
Federal income tax recoverable	47,753	21,677
Net deferred income tax asset	69,235	61,443
Funds held under coinsurance - affiliate	43,444	43,700
Other admitted assets	133,005	141,953
Separate account assets	8,812,496	7,436,334
Total Admitted Assets	$21,734,848	$20,076,469

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$9,734,214	$9,398,742
Deposit-type funds	961,806	962,590
Reserves for unpaid claims	96,711	92,221
Dividends payable to policyholders	34,931	36,362
Interest maintenance reserve	70,109	79,400
Accrued commissions, expenses and insurance taxes	108,541	104,938
Accrued separate account transfers	(29,285)	(38,060)
Asset valuation reserve	154,620	174,346
Other liabilities	280,079	274,013
Separate account liabilities	8,812,496	7,436,334
Total Liabilities	20,224,222	18,520,886

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,932	49,923
Special surplus - Affordable Care Act fee assessment	—	13,930
Unassigned surplus	1,026,745	1,057,781
Total Capital and Surplus	1,510,626	1,555,583
Total Liabilities, Capital and Surplus	$21,734,848	$20,076,469

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2018	2017	2016
Premiums and Other Revenue
Premium income, net	$2,783,845	$2,726,150	$4,423,079
Net investment income	537,717	503,076	488,205
Commissions and expense allowances on reinsurance ceded	26,725	23,218	23,509
Modco reinsurance adjustment – affiliate	(27,257)	8,054	(1,282)
Income from fees associated with separate accounts	70,275	68,396	53,993
Separate account reserve transfers assumed	234,830	377,308	130,195
Miscellaneous income	34,950	39,493	30,660
Total Premiums and Other Revenue	3,661,085	3,745,695	5,148,359

Expenses
Benefits to policyholders	2,917,265	2,944,371	2,468,060
Modco reinsurance adjustment	(197,541)	(71,474)	1,936,441
Change in reserves for life, accident and health policies	335,472	164,795	373,669
Commissions	191,433	161,968	219,744
General insurance expenses	412,407	395,670	380,408
Taxes, licenses and fees	55,396	43,042	55,978
Net transfers from separate accounts	(123,219)	(14,153)	(323,411)
Total Expenses	3,591,213	3,624,219	5,110,889

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	69,872	121,476	37,470
Dividends to policyholders	33,478	34,062	38,231
Gain (Loss) from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	36,394	87,414	(761)
Federal income tax expense (benefit)	(16,398)	(6,959)	7,705
Gain (Loss) from Operations before Net Realized Capital Gains	52,792	94,373	(8,466)
Net realized capital gains, net of taxes	18,464	11,939	3,670
Net Income (Loss)	71,256	106,312	(4,796)

Surplus notes
Surplus notes amortization	9	8	9
Additional paid in capital
Change in capital related to merger	—	—	(30,587)
Unassigned surplus
Change in unrealized gains (losses), net of tax	(105,661)	37,824	1,013
Change in net deferred income taxes	(4,642)	(100,357)	30,251
Change in non-admitted assets	(28,208)	61,998	(21,068)
Change in asset valuation reserve	19,726	(16,525)	(3,570)
Change in unrecognized actuarial losses on pension, net of tax	2,563	(2,644)	(60)
Deferred reinsurance gain, net	—	—	651
Dividends paid to common stockholder	—	(15,000)	(20,000)
Other	—	(99)	2
Net Change in Capital and Surplus	(44,957)	71,517	(48,155)

Capital and Surplus at the Beginning of the Year	1,555,583	1,484,066	1,532,221
Capital and Surplus at the End of Year	$1,510,626	$1,555,583	$1,484,066

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2018	2017	2016
OPERATING ACTIVITIES
Premium collected net of reinsurance	$2,742,645	$2,523,348	$2,276,112
Net investment income received	533,934	492,879	471,836
Miscellaneous income	143,823	135,212	100,401
Benefits paid to policyholders	(2,446,301)	(2,303,032)	(2,186,640)
Net transfers from separate accounts	133,442	31,025	329,873
Commissions, expenses and taxes paid	(672,905)	(612,440)	(656,069)
Dividends paid to policyholders	(34,909)	(38,040)	(39,450)
Federal income taxes paid	(22,776)	(16,445)	(107,516)
Net Cash from Operating Activities	376,953	212,507	188,547

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,826,279	1,698,218	1,654,965
Cost of investments acquired	(2,220,003)	(1,970,726)	(1,849,105)
Net change in loans on insurance contracts	(13,880)	(9,592)	(12,199)
Net Cash from Investing Activities	(407,604)	(282,100)	(206,339)

FINANCING AND MISCELLANEOUS ACTIVITIES
Borrowed money	686	132	790
Change in deposit-type funds	(772)	83,980	1,156
Dividends to common stockholder	—	(15,000)	(20,000)
Other miscellaneous, net	(3,405)	1,202	(1,213)
Net Cash from Financing and Miscellaneous Activities	(3,491)	70,314	(19,267)

Net Change in Cash, Cash Equivalents and Short-Term Investments	(34,142)	721	(37,059)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	203,940	203,219	240,278

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$169,798	$203,940	$203,219

Non-cash transactions from investing and financing activities:
Conversion of mortgage loans to real estate	$542	$2,170	$6,649
Recognized commitments for low income housing investments (Note 2)	20,000	—	5,000
Stock dissolution of affiliates related to merger	—	—	28,954
Conversion of common stock to other investment related to merger - affiliate	—	—	1,633
Exchanges of bonds and stocks	60,310	59,164	16,731
Bonds converted to stocks	666	2,899	1,060
Acquisition of stock from alternative partnerships	209	691	—
Transfer between bonds and short-term investments	9,382	—	—
Initial bonds acquired due to coinsurance/modified coinsurance
transaction (Note 13)	—	—	102,632
Initial liability for deposit-type contracts due to coinsurance/modified
coinsurance transaction (Note 13)	—	—	(18,646)

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2018, 2017 and 2016
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary, Ameritas Investment Corp. (AIC), a broker dealer, Calvert Investments, Inc. (Calvert), a provider of investment and administrative services, and Griffin Realty LLC (Griffin), a limited liability company that purchased certain owned real estate and commercial loans from a previously affiliated company.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company and its subsidiaries operate in 49 states and the District of Columbia.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments
Under NAIC SAP, investments in bonds and SVO identified investments are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks are carried at fair value. Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus. Under GAAP, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold. Under NAIC SAP, prepayment penalties and acceleration fees, as it relates to callable debt features, are reported in investment income as the difference between the total proceeds received less investment par value. The capital gains and losses, upon disposal, is the difference between book adjusted carrying value (BACV) and par value. Under GAAP, prepayment penalties, acceleration fees, and capital gains and losses, upon disposal, are all reported in investment income as the difference between the total proceeds received less BACV.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value and the effective and ineffective portions of a single hedge are accounted for separately. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. The ineffective portion of all changes in fair value is recorded in income. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Deferred Policy Acquisition Costs and Intangible Assets
Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, identifiable intangible assets are not recorded. Under GAAP, identifiable intangible assets primarily consist of the amortized value of customer relationships acquired (VOCRA) and non-competition agreements acquired in subsidiary and business block acquisitions. VOCRA is amortized in relation to customer persistency. The non-compete agreements are amortized based on the duration of the commercial agreement.

Unearned Revenue
Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets
Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies
Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies
Under NAIC SAP, certain policy reserves are calculated based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. NAIC SAP policy reserves generally differ from policy reserves under GAAP, which are based on the Company's best estimates of mortality, interest and withdrawals.

Policyholder Dividends
Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance
Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, i.e., limits or diminishes the transfer of risk by the ceding company to the reinsurer, the agreement shall be accounted for as deposit accounting. In addition, any contractual feature that delays timely reimbursement violates the conditions of reinsurance accounting. Under NAIC SAP, a reinsurance treaty covering contracts that does transfer all of the significant risk inherent in the business being reinsured (e.g., lapse, credit quality, reinvestment or disintermediation risk) qualifies for reinsurance accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and, therefore, be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk, specifically mortality or morbidity risk. Even if mortality and morbidity risk is present in the contract, to qualify for transfer of risk under GAAP, there must also be a reasonable possibility that the reinsurer may realize significant loss from assuming the mortality or morbidity risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. Under GAAP, a business combination occurs when an entity obtains control of acquired activities and assets which meet the definition of a business. In a transaction qualifying as a business combination under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses.

Employee Benefits
Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus. The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Actuarial gains and losses and prior service costs are recorded as a component of unassigned surplus, net of tax. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, actuarial gains and losses and prior service costs are recorded as a component of other comprehensive income, net of tax.

Federal Income Taxes
NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Surplus Notes
Surplus notes are reported as surplus under NAIC SAP, and would be reported as a liability under GAAP. Under NAIC SAP, interest cannot be accrued until written approval has been received from the Department. Under GAAP, interest would be accrued when incurred.

Cash, Cash Equivalents and Short-Term Investments
Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income
Comprehensive income and its components are not presented under NAIC SAP.

Goodwill
Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. Calvert is accounted for under the equity method. Starting for the year ended December 31, 2018, Calvert did not have a GAAP audit performed, so the Company non-admits this asset. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $127,821 and $150,530 at December 31, 2018 and 2017, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $428, $444, $462, $480, $498 and $11,906 during the years ended December 31, 2019, 2020, 2021, 2022, 2023 and thereafter, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2018 and 2017, the amount of borrowing over the carrying value of real estate property was $2,929 and $2,241, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying amount of Griffin, an affiliated limited liability company was $2,999 and $3,612 at December 31, 2018 and 2017, respectively. Griffin did not have a GAAP audit performed so the Company non-admits this asset. Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $1,102, $1,125 and $1,766 were recorded as realized losses during 2018, 2017 and 2016, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The notional amount of the futures contracts at December 31, 2018 and 2017 was $(84,717) and $(122,890), respectively.

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2018 and 2017 was $10,844 and $10,983, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The Company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on three-month LIBOR. The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. The notional amount of the interest rate swaps at December 31, 2018 and 2017 was $130,000 and $189,000, respectively.

The Company is required to post collateral to the brokering bank for swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets - Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2018 and 2017 was $12,979 and $15,960, respectively.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns in Standard & Poor's 500 Stock Index (Index) based on a formula which applies participation rates to the returns in the Index. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 24, 2020. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through June 19, 2020. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has purchased and written Exchange traded put options that expire through January 18, 2019. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is required to post collateral to the brokering bank for options. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2018 and 2017 was $2,952 and $4,995, respectively.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The credit exposure is limited to the fair value of the options as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2018	2017	2018	2017
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	Other investments	$1,028,597	$661,055	$13,917	$68,534
OTC index call option contracts written	Other investments	(903,020)	(641,140)	(3,710)	(37,066)
Exchange traded index call option contracts owned	Other investments	521,996	549,493	7,517	59,072
Equity put option contracts owned	Other investments	9,100	—	27	—
Total asset derivatives		$656,673	$569,408	$17,751	$90,540

The fair value of the related derivative liabilities are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2018	2017	2018	2017
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	Other liabilities	$514,591	$538,036	$3,247	$35,065
Equity put option contracts written	Other liabilities	4,100	—	3	—
Total liability derivatives		$518,691	$538,036	$3,250	$35,065

The amounts recognized in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures and interest rate swaps are as follows:

	Summary of Operations and Changes in Capital and Surplus - Statutory Basis Location	Amount Recognized
		2018	2017	2016
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	Net investment income	$13,675	$20,684	$(2,857)
Exchange traded index call option contracts - closed	Net investment income	11,974	11,456	(1,377)
Equity put option contracts - closed	Net investment income	(84)	(534)	(841)
Futures contracts - closed	Net investment income	5,894	(25,369)	(23,200)
Interest rate swap contracts - closed	Net investment income	(14,716)	(15,249)	23,497
Total recognized in net investment income		$16,743	$(9,012)	$(4,778)
OTC index call option contracts - open	Change in unrealized gains (losses)	$(34,773)	$4,833	$10,713
Exchange traded index call option contracts - open	Change in unrealized gains (losses)	(21,425)	5,561	6,309
Equity put option contracts - open	Change in unrealized gains (losses)	(137)	3	(3)
Futures contracts - open	Change in unrealized gains (losses)	3,900	(2,071)	2,381
Interest rate swap contracts - open	Change in unrealized gains (losses)	5,823	19,793	(23,392)
Total recognized in change in unrealized gains (losses)		$(46,612)	$28,119	$(3,992)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. The amount excluded from unassigned surplus was $0 at December 31, 2018, 2017 and 2016, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, prepaid expenses, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $160,667 and $132,459 at December 31, 2018 and 2017, respectively.

Furniture and Equipment
Electronic data processing (EDP) equipment at cost of $18,131 and $18,597, operating software at cost of $2,310 and $3,123, and non-operating software at cost of $70,168 and $77,655 are carried at cost less accumulated depreciation at December 31, 2018 and 2017, respectively. The admitted value of the Company’s EDP and operating and non-operating software is limited to three percent of capital and surplus, however the Company was not required to impose this limitation. The admitted portion at cost, net of accumulated depreciation of $78,907 and $82,046 was $2,556 and $3,208, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2018 and 2017. EDP equipment and operating software is depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years. Non-operating software is depreciated over the lesser of its estimated useful life or five years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory financial statements indicates that it is probable that an asset has been impaired at the date of the statutory financial statements and the amount of loss can be reasonably estimated. During 2018, the Company impaired $5,029 of internally developed software costs which reduced miscellaneous income in the Summary of Operations – Statutory Basis.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years.

Other furniture and equipment is depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Depreciation expense on depreciable assets of $7,730, $9,221 and $10,806 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2018, 2017 and 2016, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with Actuarial Guideline 43, VA CARVM, reflecting both stochastically generated scenarios and a prescribed standard scenario. The assumptions used in the stochastic scenarios are Prudent Estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. The per $100 of monthly benefit factors are generated based on the 1987 Commissioner’s Group Disability Table (CGDT) assumptions using the appropriate valuation interest rate, quinquennial age groupings, benefit period and duration from disablement. A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $8,823,288 or 10.9% and $8,558,159 or 11.0% of the individual life policies in force as of December 31, 2018 and 2017, respectively. Dividends to policyholders also include reinsurance assumed business.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $10,908, $12,421 and $13,723 for 2018, 2017 and 2016, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes
The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which generally specifies separate return calculation with current credit paid to subsidiaries for net operating losses, net capital losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2018 and 2017.

The Company is subject to taxation in the United States and various states. As of December 31, 2018, the Company’s tax years, generally, for 2015-2018 are subject to examination by the tax authorities.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Statement of Statutory Accounting Principles No. 108 - "Derivatives Hedging Variable Annuity Guarantees" (SSAP No. 108)
In November 2018, the NAIC issued SSAP No. 108 which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees. SSAP No. 108 is effective as of January 1, 2020 with a prospective approach. Early adoption is permitted as of January 1, 2019. The Company will not elect to early adopt and is currently evaluating the impact of this guidance on its financial position and results of operations.

NOTE 2 - INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2018
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$199,417	$3,666	$(1,216)	$201,867
All other governments	2,272	42	—	2,314
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	330,617	5,921	(5,391)	331,147
Hybrid securities	10,798	2,606	(1,049)	12,355
Industrial and miscellaneous (unaffiliated)	8,252,335	102,935	(190,997)	8,164,273
Total bonds	$8,795,439	$115,170	$(198,653)	$8,711,956

NOTE 2 - INVESTMENTS, (continued)

December 31, 2017
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$233,340	$7,149	$(635)	$239,854
All other governments	2,321	28	—	2,349
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	407,694	14,054	(3,582)	418,166
Hybrid securities	22,473	3,714	(418)	25,769
Industrial and miscellaneous (unaffiliated)	7,898,928	343,732	(30,475)	8,212,185
Total bonds	$8,564,756	$368,677	$(35,110)	$8,898,323

At December 31, 2018 and 2017, the amortized cost of bonds was reduced by $55 and $267, respectively, of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $8,795,384 and $8,564,489, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2018 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$314,361	$317,126
Due after one year through five years	2,106,020	2,116,652
Due after five years through ten years	2,524,705	2,462,658
Due after ten years	3,702,626	3,665,765
Bonds with multiple repayment dates	147,727	149,755
Total bonds	$8,795,439	$8,711,956

Proceeds from the sales of bonds were $639,981, $402,941, and $448,242 for the years ended December 31, 2018, 2017 and 2016, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2018	2017	2016
Bonds:
Gross realized capital gains on sales	$5,062	$10,268	$14,546
Gross realized capital losses on sales	(5,317)	(1,645)	(782)
Net realized capital gains (losses) on sales	(255)	8,623	13,764
Other, including impairments and net gain on dispositions other than sales	(1,579)	2,194	(4,556)
Total bonds	(1,834)	10,817	9,208
Preferred stocks	—	257	52
Common stocks	33,538	30,416	32,100
Mortgage loans	(1,102)	(354)	(1,183)
Real estate	555	(802)	(4,037)
Other investments	2,021	5,463	7,022
Realized capital gains before federal income taxes and transfer to IMR	33,178	45,797	43,162
Realized capital gains transferred to IMR	2,047	9,962	14,677
Federal income tax expense	12,667	23,896	24,815
Net realized capital gains	$18,464	$11,939	$3,670

NOTE 2 - INVESTMENTS, (continued)

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $706,322 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $17,579 and $18,606 in stock was owned at December 31, 2018 and 2017, respectively. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2018 and 2017.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2018	2017
Membership stock - class A	$322	$340
Membership stock - class B	16,906	17,930
Excess stock	351	336
Aggregate total	$17,579	$18,606
Actual or estimated borrowing capacity as determined by the insurer	$706,322	$614,037

As of December 31, 2018 and 2017, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

As of December 31, 2018 and 2017, the Company had issued $500,000 of funding agreements with the FHLB. There is $928,577 and $745,924 of bonds and mortgage loans pledged as collateral at December 31, 2018 and 2017, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $501,124 and $500,578 on the Balance Sheets – Statutory Basis as of December 31, 2018 and 2017, respectively.

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2018	2017
Fair value	$925,363	$757,479
Carrying value	$928,577	$745,924
Aggregate total borrowing - funding agreements	$500,000	$500,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2018	2017
Fair value	$925,363	$783,264
Carrying value	$928,577	$763,919
Amount borrowed at time of maximum collateral - funding agreements	$500,000	$500,000

The Company does not have any prepayment obligations related to the funding agreements.

NOTE 2 - INVESTMENTS, (continued)

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2018
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$17,579	$18,606	$(1,027)	$—	$17,579	0.080%	0.081%
Bonds on deposit with states	132,618	132,412	206	—	132,618	0.606%	0.610%
Pledged collateral to FHLB
(including assets backing
funding agreements)	928,577	745,924	182,653	—	928,577	4.241%	4.272%
Pledged as collateral not
captured in other categories:
Derivatives	26,775	31,938	(5,163)	—	26,775	0.122%	0.123%
Other restricted assets:
Policy Loans reinsurance
assumed	148,778	158,931	(10,153)	—	148,778	0.679%	0.685%
Bonds and short-term
investments from
reinsurance assumed	1,167,693	1,149,812	17,881	—	1,167,693	5.333%	5.372%
Total restricted assets	$2,422,020	$2,237,623	$184,397	$—	$2,422,020	11.061%	11.143%

December 31, 2017
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$18,606	$17,302	$1,304	$—	$18,606	0.092%	0.093%
Bonds on deposit with states	132,412	129,830	2,582	—	132,412	0.655%	0.660%
Pledged collateral to FHLB
(including assets backing
funding agreements)	745,924	470,938	274,986	—	745,924	3.691%	3.715%
Pledged as collateral not
captured in other categories:
Derivatives	31,938	37,847	(5,909)	—	31,938	0.158%	0.159%
Other restricted assets:
Policy Loans reinsurance
assumed	158,931	163,888	(4,957)	—	158,931	0.786%	0.792%
Bonds and short-term
investments from
reinsurance assumed	1,149,812	1,225,898	(76,086)	—	1,149,812	5.690%	5.727%
Total restricted assets	$2,237,623	$2,045,703	$191,920	$—	$2,237,623	11.072%	11.146%

NOTE 2 - INVESTMENTS, (continued)

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2018
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$14,698	$(100)	$45,776	$(1,116)	$60,474	$(1,216)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	15,998	(100)	146,240	(5,291)	162,238	(5,391)
Hybrid securities	2,951	(83)	4,026	(966)	6,977	(1,049)
Industrial and miscellaneous (unaffiliated)	2,800,929	(97,948)	1,747,801	(93,049)	4,548,730	(190,997)
Total bonds	2,834,576	(98,231)	1,943,843	(100,422)	4,778,419	(198,653)
Preferred stocks	5,464	(639)	734	(95)	6,198	(734)
Common stocks	64,152	(7,964)	2,243	(429)	66,395	(8,393)
Total	$2,904,192	$(106,834)	$1,946,820	$(100,946)	$4,851,012	$(207,780)

	December 31, 2017
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$24,981	$(163)	$18,311	$(472)	$43,292	$(635)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	41,672	(512)	77,495	(3,070)	119,167	(3,582)
Hybrid securities	—	—	4,720	(418)	4,720	(418)
Industrial and miscellaneous (unaffiliated)	811,482	(10,339)	614,464	(20,136)	1,425,946	(30,475)
Total bonds	878,135	(11,014)	714,990	(24,096)	1,593,125	(35,110)
Preferred stocks	—	—	—	—	—	—
Common stocks	19,893	(888)	7,877	(363)	27,770	(1,251)
Total	$898,028	$(11,902)	$722,867	$(24,459)	$1,620,895	$(36,361)

The unrealized losses related to bonds in 2018 and 2017 reported above were partially due to liquidity and credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2018 and 2017.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company recorded realized losses for other-than-temporary impairments on unaffiliated common stocks of $0, $0, and $1,524 during 2018, 2017 and 2016, respectively.

NOTE 2 - INVESTMENTS, (continued)

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2018 and 2017, bonds at book/adjusted carrying value totaling $435,667 and $421,199, respectively, (4.9% and 4.9%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2018, 2017 and 2016, the Company recorded realized losses for other-than-temporary impairments on bonds of $4,081, $593 and $5,699, respectively.

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments in 2018 is as follows:

	Amortized Cost Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
March 31, 2018
Present value of cash flows	$961	$—	$210	$866
June 30, 2018
Present value of cash flows	$—	$—	$—	$—
September 30, 2018
Present value of cash flows	$417	$—	$240	$257
December 31, 2018
Present value of cash flows	$—	$—	$—	$—

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments listed above is as follows:

March 31, 2018
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
2254W0KM6	$961	$751	$210	$751	$866
Total	$961	$751	$210	$751	$866

September 30, 2018
CUSIP	Amortized Cost Before OTTI	Projected Cash Flows	Recognized OTTI Impairment	Amortized Cost After OTTI	Fair Value
12669DBW7	$180	$49	$131	$49	$80
36228FTR7	237	128	$109	128	177
Total	$417	$177	$240	$177	$257

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2018
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$556,537	$548,550	$(7,987)	$517,326	$501,667	$(15,659)

December 31, 2017
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$339,297	$336,001	$(3,296)	$403,590	$392,280	$(11,310)

NOTE 2 - INVESTMENTS, (continued)

Mortgage Loans and Real Estate
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2018	2017
DSCR distribution
Below 1.0	$48,441	$45,766
1.0 - 1.2	227,139	172,978
1.2 - 1.8	967,978	909,680
Greater than 1.8	549,294	502,515
Total	$1,792,852	$1,630,939
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2018	2017
Loan to value
Below 60%	$18,902	$26,694
60-75%	9,946	6,250
Above 75%	315	330
Total	$29,163	$33,274

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

	December 31, 2018
	Residential First Mortgages	Second Trusts	Total
Performing	$127,640	$5,418	$133,058
Non-performing	5,548	418	5,966
Total	$133,188	$5,836	$139,024

	December 31, 2017
	Residential First Mortgages	Second Trusts	Total
Performing	$121,545	$6,631	$128,176
Non-performing	5,325	1,079	6,404
Total	$126,870	$7,710	$134,580

NOTE 2 - INVESTMENTS, (continued)

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2018
	Residential	Commercial	Total
Recorded investment (all)
Current	$128,028	$1,822,015	$1,950,043
30-59 days past due	3,921	—	3,921
60-89 days past due	1,109	—	1,109
90-179 days past due	1,606	—	1,606
180+ days past due	4,360	—	4,360
Participant or co-lender in a mortgage loan agreement
Recorded investment	24,526	1,299,753	1,324,279

	December 31, 2017
	Residential	Commercial	Total
Recorded investment (all)
Current	$121,611	$1,661,761	$1,783,372
30-59 days past due	4,674	2,453	7,127
60-89 days past due	1,890	—	1,890
90-179 days past due	679	—	679
180+ days past due	5,725	—	5,725
Participant or co-lender in a mortgage loan agreement
Recorded investment	—	1,071,698	1,071,698

At December 31, 2018, the average size of an individual commercial mortgage loan was $2,054. The average size of an individual residential mortgage loan was $244, excluding a loan held as a participant or co-lender in a mortgage agreement, as shown in the table above. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $13,971 and $12,649 at December 31, 2018 and 2017, respectively. As of December 31, 2018, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.50% and 3.19% for commercial mortgage loans and 9.63% and 2.00% for residential mortgage loans.

In 2018 and 2017, the Company issued 96 and 105, respectively, new commercial mortgage loans at the maximum and minimum rates of interest of 6.50% and 6.50%, respectively, and 3.19% and 3.90%, respectively, totaling $354,430 and $316,712, respectively. In 2018, the Company participated in a new residential mortgage loan agreement at a rate of interest of 4.19%, totaling $24,526. The Company did not acquire any new residential mortgage loans in 2017.

At December 31, 2018 and 2017, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2018, 2017 and 2016. Impairments for residential mortgage loans were $277, $742 and $1,560 during 2018, 2017 and 2016, respectively.

NOTE 2 - INVESTMENTS, (continued)

The Company had no investment in impaired loans with credit losses as of December 31, 2018 and 2017. The investment in impaired loans without credit losses are as follows:

	December 31, 2018
	Residential	Commercial	Total
No allowance for credit losses	$85,328	$2,536	$87,864

	December 31, 2017
	Residential	Commercial	Total
No allowance for credit losses	$98,033	$2,626	$100,659

A summary of information pertaining to impaired loans is as follows:

	December 31, 2018
	Residential	Commercial	Total
Average recorded investment	$91,614	$2,582	$94,196
Interest income recognized	4,087	169	4,256
Recorded investments on nonaccrual status	5,966	—	5,966
Amount of interest income recognized using the cash basis method
of accounting	4,094	169	4,263

	December 31, 2017
	Residential	Commercial	Total
Average recorded investment	$87,389	$2,669	$90,058
Interest income recognized	4,361	175	4,536
Recorded investments on nonaccrual status	6,404	—	6,404
Amount of interest income recognized using the cash basis method
of accounting	4,322	175	4,497

The mortgage loans derecognized as a result of foreclosure is as follows:

	December 31
	2018	2017
Aggregate amount of mortgage loans derecognized	$538	$2,077
Real estate collateral recognized	542	2,170

A summary of information pertaining to real estate sales is as follows:

	December 31, 2018
	Residential	Commercial	Total
Number of sales	7	1	8
Gain recognized	$292	$451	$743

	December 31, 2017
	Residential	Commercial	Total
Number of sales	10	1	11
Gain recognized	$549	$82	$631

The gains recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 2 - INVESTMENTS, (continued)

The residential real estate properties classified as held for sale have recorded values of $0 and $342 for the years ended December 31, 2018 and 2017, respectively. The commercial real estate properties classified as held for sale have recorded values of $2,065 and $5,824 for the years ended December 31, 2018 and 2017, respectively.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

Real estate property impairments, which the Company recognizes as other-than-temporary and records as realized losses, is as follows:

	December 31, 2018
	Residential	Commercial	Total
Number of impairments	4	—	4
Impairment losses recorded	$178	$—	$178

	December 31, 2017
	Residential	Commercial	Total
Number of impairments	5	1	6
Impairment losses recorded	$116	$188	$304

Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

Troubled Debt Restructuring
A summary of information pertaining to mortgage loans with restructured terms is as follows:

	December 31, 2018
	Residential	Commercial	Total
Number of loans	282	1	283
Carry value	$81,010	$2,536	$83,546
Interest income	3,972	169	4,141

	December 31, 2017
	Residential	Commercial	Total
Number of loans	311	1	312
Carry value	$92,587	$2,626	$95,213
Interest income	4,230	175	4,405

The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There were 5 and 15 short sales on residential mortgage loans in 2018 and 2017, respectively.

NOTE 2 - INVESTMENTS, (continued)

Low-Income Housing Tax Credit Investments
The Company has up to 12 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2018 and 2017, the Company recognized $5,153 and $4,875, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $56,544 and $40,892 and in other liabilities was $27,265 and $18,463 for the years ended December 31, 2018 and 2017, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $12,725, $9,337, $3,576, in 2019, 2020 and 2021, respectively, and $1,627 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC during December 31, 2018 and 2017. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits during December 31, 2018 and 2017.

Offsetting and Netting of Assets and Liabilities
Call options that qualified for offsetting and netting are as follows:

	December 31, 2018			December 31, 2017
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$13,917	$3,710	$10,207	$68,534	$37,066	$31,468

Liabilities:
Derivatives - call options	$3,710	$3,710	$—	$37,066	$37,066	$—

At December 31, 2018 and 2017, the net asset amount of $10,207 and $31,468, respectively, was recorded in other investments on the Balance Sheets – Statutory Basis.

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2018	2017	2016
Income:
Bonds	$371,077	$372,170	$369,836
Preferred stocks	402	431	530
Common stocks	13,707	18,288	7,570
Mortgage loans	95,347	90,873	82,850
Real estate[1]	17,836	18,028	17,567
Loans on insurance contracts	29,916	28,111	29,146
Short-term investments	2,402	1,400	432
Derivatives	16,743	(9,012)	(4,778)
Other investments	23,716	23,440	18,892
Amortization of interest maintenance reserve	10,908	12,421	13,723
Gross investment income	582,054	556,150	535,768
Total investment expenses	44,337	53,074	47,563
Net investment income	$537,717	$503,076	$488,205
1Includes amounts for the occupancy of company-owned property of $9,161, $9,438 and $9,243 in 2018, 2017, and 2016, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2018 and 2017, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 91 and 96, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $5,919 and $8,382, respectively.

NOTE 2 - INVESTMENTS, (continued)

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

NOTE 2 - INVESTMENTS, (continued)

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2018
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$—	$85	$—	$85
Total bonds	—	—	85	—	85
Common stock
Industrial and miscellaneous (unaffiliated)	298,282	—	—	—	298,282
Total common stocks	298,282	—	—	—	298,282
Other investments	20,569	—	—	—	20,569
Derivative assets
Exchange traded index call and equity put options	7,544	—	—	—	7,544
Over the counter index call options	—	10,207	—	—	10,207
Total other investments	28,113	10,207	—	—	38,320
Separate account assets	—	—	—	8,812,496	8,812,496
Total assets at fair value/net asset value	$326,395	$10,207	$85	$8,812,496	$9,149,183

Liabilities at fair value
Derivative liabilities
Exchange traded call and equity put options (written)	$3,250	$—	$—	$—	3,250
Total liabilities at fair value	$3,250	$—	$—	$—	$3,250

	December 31, 2017
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$—	$1,076	$—	$1,076
Total bonds	—	—	1,076	—	1,076
Common stock
Industrial and miscellaneous (unaffiliated)	397,704	—	—	—	397,704
Total common stocks	397,704	—	—	—	397,704
Other investments	22,813	—	—	—	22,813
Derivative assets
Exchange traded index call and equity put options	59,072	—	—	—	59,072
Over the counter index call options	—	31,468	—	—	31,468
Total other investments	81,885	31,468	—	—	113,353
Separate account assets	—	—	—	7,436,334	7,436,334
Total assets at fair value/net asset value	$479,589	$31,468	$1,076	$7,436,334	$7,948,467

Liabilities at fair value
Derivative liabilities
Exchange traded call and equity put options (written)	$35,065	$—	$—	$—	$35,065
Total liabilities at fair value	$35,065	$—	$—	$—	$35,065

NOTE 2 - INVESTMENTS, (continued)

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets
The Company's Level 2 assets include OTC index call options. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the Index call options. The broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets
The Company classified asset-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2018. The Company classified non-agency mortgage-backed securities and asset-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2017. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on unobservable market data due to lack of observable measurements. Also, securities with a fair value based only on uncorroborated dealer quotes or internal valuations are assigned to Level 3.

NAV - Financial Assets
Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The following tables summarize changes to our financial instruments for the years ended December 31, 2018 and 2017 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2018	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Sales	Ending balance at 12/31/2018
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$1,076	$—	$(991)	$—	$—	$—	$85
Total assets	$1,076	$—	$(991)	$—	$—	$—	$85

	Beginning balance at 1/1/2017	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Sales	Ending balance at 12/31/2017
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$1	$1,330	$—	$143	$(127)	$(271)	$1,076
Total assets	$1	$1,330	$—	$143	$(127)	$(271)	$1,076

NOTE 2 - INVESTMENTS, (continued)

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume, bid-ask spreads or changes in the valuation source. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Transfers into Level 3 during 2017 occurred when a significant input could not be corroborated with market observable data. Transfers out of Level 3 during 2018 included securities measured at lower of amortized cost or market and reported at amortized cost in the current year and at fair value in the prior year. There were no transfers between Level 1 and 2 during 2018 or 2017.

The following table presents information about significant unobservable inputs used in Level 3 assets measured at fair value:

December 31, 2018
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$85	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.

²	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
3 Primarily collateralized by home equity.

December 31, 2017
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Residential mortgage-backed securities [3]	$991	Discounted cash flows	Constant prepayment rate	14% - 21% (18%)	Decrease
			Constant default rate	3% - 34% (15%)	Decrease
			Loss severity	18% - 35% (27%)	Decrease
Asset-backed securities [4]	$85	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.

²	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

³	Primarily mezzanine tranches of non-agency residential mortgage-backed securities.
4 Primarily collateralized by home equity.

NOTE 2 - INVESTMENTS, (continued)

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2018
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$8,711,956	$8,795,384	$—	$6,324,229	$2,387,727	$—
Preferred stocks	9,632	10,261	—	9,632	—	—
Common stocks	315,861	315,861	298,282	17,579	—	—
Mortgage loans	1,971,662	1,961,039	—	—	1,971,662	—
Cash, cash equivalents and short-term
investments	169,798	169,798	169,798	—	—	—
Loans on insurance contracts	594,818	555,947	—	—	594,818	—
Other investments	162,606	163,531	32,181	64,382	66,043	—
Investment income due and accrued	112,759	112,759	112,759	—	—	—
Separate account assets	—	8,812,496	—	—	—	8,812,496
Total financial assets	$12,049,092	$20,897,076	$613,020	$6,415,822	$5,020,250	$8,812,496

Liabilities:
Deposit-type funds	$960,740	$961,806	$—	$—	$960,740	$—
Borrowings	2,901	3,005	—	—	2,901	—
Derivative liabilities	3,250	3,250	3,250	—	—	—
Separate account liabilities	—	8,812,496	—	—	—	8,812,496
Total financial liabilities	$966,891	$9,780,557	$3,250	$—	$963,641	$8,812,496

December 31, 2017
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$8,898,323	$8,564,489	$—	$6,908,678	$1,989,645	$—
Preferred stocks	8,042	7,307	—	8,042	—	—
Common stocks	416,310	416,310	397,704	18,606	—	—
Mortgage loans	1,847,767	1,798,793	—	—	1,847,767	—
Cash, cash equivalents and short-term
investments	203,940	203,940	203,940	—	—	—
Loans on insurance contracts	622,884	542,635	—	—	622,884	—
Other investments	221,811	218,484	84,733	86,340	50,738	—
Investment income due and accrued	108,490	108,490	108,490	—	—	—
Separate account assets	—	7,436,334	—	—	—	7,436,334
Total financial assets	$12,327,567	$19,296,782	$794,867	$7,021,666	$4,511,034	$7,436,334

Liabilities:
Deposit-type funds	$962,073	$962,590	$—	$—	$962,073	$—
Borrowings	2,304	2,321	—	—	2,304	—
Derivative liabilities	35,065	35,065	35,065	—	—	—
Separate account liabilities	—	7,436,334	—	—	—	7,436,334
Total financial liabilities	$999,442	$8,436,310	$35,065	$—	$964,377	$7,436,334

NOTE 2 - INVESTMENTS, (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yields-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 3 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset/(liability) as of December 31, 2018 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$186,645	$5,390	$192,035
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	186,645	5,390	192,035
Deferred tax assets non-admitted	68,224	—	68,224
Subtotal net admitted deferred tax assets	118,421	5,390	123,811
Deferred tax liabilities	33,966	20,610	54,576
Net admitted deferred tax assets/(net deferred tax liability)	$84,455	$(15,220)	$69,235

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2018 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$69,235	$—	$69,235
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$69,235	$—	$69,235
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$215,825
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$49,186	$5,390	$54,576
Deferred tax assets admitted as the result of application
of NAIC SAP	$118,421	$5,390	$123,811

The components of the net deferred tax asset/(liability) as of December 31, 2017 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$185,531	$6,179	$191,710
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	185,531	6,179	191,710
Deferred tax assets non-admitted	60,819	—	60,819
Subtotal net admitted deferred tax assets	124,712	6,179	130,891
Deferred tax liabilities	38,951	30,497	69,448
Net admitted deferred tax assets/(net deferred tax liability)	$85,761	$(24,318)	$61,443

NOTE 3 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2017 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$61,443	$—	$61,443
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$61,443	$—	$61,443
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$223,640
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$63,269	$6,179	$69,448
Deferred tax assets admitted as the result of application
of NAIC SAP	$124,712	$6,179	$130,891

The changes in the components of the net deferred tax asset/(liability) from December 31, 2017 to December 31, 2018 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$1,114	$(789)	$325
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	1,114	(789)	325
Deferred tax assets non-admitted	7,405	—	7,405
Subtotal net admitted deferred tax assets	(6,291)	(789)	(7,080)
Deferred tax liabilities	(4,985)	(9,887)	(14,872)
Net admitted deferred tax assets/(net deferred tax liability)	$(1,306)	$9,098	$7,792

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$7,792	$—	$7,792
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$7,792	$—	$7,792
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$(7,815)
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$(14,083)	$(789)	$(14,872)
Deferred tax assets admitted as the result of application
of NAIC SAP	$(6,291)	$(789)	$(7,080)

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

NOTE 3 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2018	2017
Ratio percentage used to determine recovery period and
threshold limitation above	977%	1,192%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,438,835	$1,490,932

There were no tax planning strategies utilized as of December 31, 2018 or 2017.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2018	2017	2016
Federal	$(16,398)	$(6,959)	$7,705
Federal income tax on net capital gains	13,097	27,383	29,952
Other	—	—	351
Federal income tax incurred/(recovered)	$(3,301)	$20,424	$38,008

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2018	2017	2016	from 2017	from 2016
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$132	$108	$132	$24	$(24)
Unearned premium reserve	397	361	574	36	(213)
Policyholder reserves	57,031	54,817	52,699	2,214	2,118
Investments	289	525	1,036	(236)	(511)
Deferred acquisition costs	65,041	63,086	108,084	1,955	(44,998)
Policyholder dividends accrual	1,943	1,978	6,920	(35)	(4,942)
Fixed assets	73	95	670	(22)	(575)
Compensation and benefits accrual	24,673	26,061	40,986	(1,388)	(14,925)
Receivables - non-admitted	15,323	15,045	24,340	278	(9,295)
Net operating loss carry-forward	440	882	3,257	(442)	(2,375)
Tax credit carry-forward	35	—	—	35	—
Coinsurance/modified coinsurance transaction	13,267	14,314	25,602	(1,047)	(11,288)
Other (including items <5% of total
ordinary tax assets)	8,001	8,259	17,343	(258)	(9,084)
Subtotal	186,645	185,531	281,643	1,114	(96,112)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	68,224	60,819	123,596	7,405	(62,777)
Admitted ordinary deferred tax assets	$118,421	$124,712	$158,047	$(6,291)	$(33,335)

NOTE 3 - INCOME TAXES, (continued)

	December 31			Change	Change
	2018	2017	2016	from 2017	from 2016
Capital
Investments	$1,863	$1,756	$3,089	$107	$(1,333)
Real Estate	2,682	2,987	7,970	(305)	(4,983)
Other (including items <5% of total
ordinary tax assets)	845	1,436	132	(591)	1,304
Subtotal	5,390	6,179	11,191	(789)	(5,012)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted	—	—	17	—	(17)
Admitted capital deferred tax assets	5,390	6,179	11,174	(789)	(4,995)
Admitted deferred tax assets	$123,811	$130,891	$169,221	$(7,080)	$(38,330)

Deferred tax liabilities:
Ordinary
Investments	$3,277	$3,301	$4,761	$(24)	$(1,460)
Fixed assets	4,062	4,626	7,987	(564)	(3,361)
Deferred and uncollected premium	—	—	15	—	(15)
Policyholder reserves	23,804	28,408	4,757	(4,604)	23,651
Unearned commissions	2,673	2,157	3,834	516	(1,677)
Other (including items <5% of total
ordinary tax liabilities)	150	459	665	(309)	(206)
Subtotal	$33,966	$38,951	$22,019	$(4,985)	$16,932

Capital
Investments	$20,610	$30,497	$39,123	$(9,887)	$(8,626)
Subtotal	$20,610	$30,497	$39,123	$(9,887)	$(8,626)

Deferred tax liabilities	$54,576	$69,448	$61,142	$(14,872)	$8,306

Net deferred tax assets	$69,235	$61,443	$108,079	$7,792	$(46,636)

The change in the net admitted deferred tax assets was $7,792, $(46,636) and $5,957 for the years ended December 31, 2018, 2017 and 2016, respectively. The change in non-admitted deferred tax assets of $7,405, $(62,794) and $26,738 was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2018, 2017 and 2016, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2018	2017	Change
Total gross deferred tax assets	$192,035	$191,710	$325
Total deferred tax liabilities	54,576	69,448	(14,872)
Net deferred tax asset	$137,459	$122,262	15,197
Tax effect of change in unrealized losses and pension liability			(19,839)
Change in net deferred income tax			$(4,642)

	2017	2016	Change
Total gross deferred tax assets	$191,710	$292,834	$(101,124)
Total deferred tax liabilities	69,448	61,142	8,306
Net deferred tax asset	$122,262	$231,692	(109,430)
Tax effect of change in unrealized gains and pension liability			9,073
Change in net deferred income tax			$(100,357)

NOTE 3 - INCOME TAXES, (continued)

	2016	2015	Change
Total gross deferred tax assets	$292,834	$268,590	$24,244
Total deferred tax liabilities	61,142	69,593	(8,451)
Net deferred tax asset	$231,692	$198,997	32,695
Tax effect of change in unrealized losses and pension liability			(2,444)
Change in net deferred income tax			$30,251

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
Net gain (loss) from operations before income taxes	$36,394	$87,414	$(761)
Net realized capital gains before income taxes	33,178	45,797	43,162
Term coinsurance agreement and emerging profits	—	—	1,002
Other	—	(102)	—
Total pre-tax statutory income	69,572	133,109	43,403
Change in non-admitted assets	(1,326)	(2,098)	6,972
IMR amortization	(10,908)	(12,421)	(13,723)
Affordable Care Act assessment	13,324	—	10,843
Tax-exempt income	(25,501)	(20,109)	(16,502)
Dividends received deduction	(6,000)	(10,000)	(27)
IMR transferred in coinsurance treaties	—	—	1,193
IMR released on reinsurance transaction	—	—	(2,650)
Adjustment to prior year deferreds	—	—	(702)
Non-deductible expense	4,497	2,392	2,308
Other	3,025	2,115	(1,098)
Subtotal	46,683	92,988	30,017
Statutory tax rate	0.21	0.35	0.35
Subtotal	9,803	32,546	10,506
Remeasurement of deferred tax inventory	—	94,601	—
Tax rate differential from provision to return	(1,849)	—	—
Change in statutory valuation allowance	—	—	—
Tax credits	(6,613)	(6,366)	(2,749)
Total statutory income taxes	$1,341	$120,781	$7,757

Federal and foreign income tax incurred/(recovered)	$(3,301)	$20,424	$38,008
Change in deferred income tax	4,642	100,357	(30,251)
Total statutory income taxes	$1,341	$120,781	$7,757

The Company has no foreign tax credit carryovers to subsequent years.

At December 31, 2018, the Company has carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2015	Net operating loss	$43	2030
2016	Net operating loss	$569	2031
2015	Net operating loss	$90	2035
2016	Net operating loss	$1,395	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $29,807, $18,885, $7,900 for the tax years 2016, 2017, 2018, respectively.

There were no deposits admitted under IRC Section 6033.

NOTE 3 - INCOME TAXES, (continued)

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	Ameritas Investment Corp.
Ameritas Investment Partners, Inc.	Calvert Investments, Inc.
Ameritas Life Insurance Corp.	Calvert Investment Management, Inc.
Ameritas Life Insurance Corp. of New York

The Company’s income tax allocation is based upon a written agreement which generally specifies separate return calculation with current credit paid to subsidiaries for net operating losses, net capital losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2018, the Company remitted the full payment of $10 for the repatriation transition tax under the Tax Act with its 2017 federal income tax return.

At December 31, 2018, the Company recognized a gross alternative minimum tax (AMT) credit of $35 as a deferred tax asset. The 2018 beginning balance of the AMT credit carryforward was $35. There were no amounts recovered or adjustments during 2018, resulting in an ending balance of $35 at December 31, 2018, which the Company non-admitted.

On December 22, 2017, the U.S. federal government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act made changes to the U.S. tax code, including, but not limited to (1) reduced the U.S federal corporate tax rate from 35% to 21%; (2) changed the method of computing tax basis life reserves; (3) changed the method of computing discounting of unpaid health losses; and (4) eliminated net operating loss carrybacks and allowed indefinite carryover periods subject to 80% of pre-net operating loss taxable income.

The NAIC Statutory Accounting Principles Working Group adopted Interpretation (NAIC SAPWG INT): Updated Tax Estimates Under the Tax Cuts and Jobs Act, which provided guidance on accounting for the tax effects of the Tax Act. In accordance with the NAIC SAPWG INT, a company must reflect the 2017 income tax effects of the Tax Act in which the accounting estimates under NAIC SAP were completed. To the extent impacts for accounting estimates under the Tax Act may be considered incomplete but a reasonable estimate was determinable, a company must record an estimate in the 2017 financial statements. If a company cannot determine a reasonable estimate for specific income tax effects of the Tax Act to be included in the 2017 financial statements, it should continue to apply NAIC SAP based on the provision of the tax laws that were in effect prior to the Tax Act being enacted. There are no items for which the Company could not determine a reasonable estimate for 2017. For the period ended December 31, 2017, the Company's remeasurement of deferred taxes due to the change in tax rate was complete and it determined a reasonable estimate for certain effects of tax reform, including but not limited to the change in life reserves and the discounting of unpaid health losses. For the period ended December 31, 2017, the Company recorded a decrease in net deferred tax assets of $81,508 as a result of the Tax Act. December 22, 2018 marked the end of the measurement period for purposes of NAIC SAPWG INT. As such, the Company completed its accounting, based on published guidance issued from the Internal Revenue Service and the Joint Committee on Taxation, for the income tax effects of the Tax Act and no material adjustments were required to estimates initially recorded.

During 2017, as a result of the Tax Act, the Company remeasured its deferred tax inventory. Illustrated below was the 2017 impact of the tax rate change on deferred taxes by line item included in unassigned surplus:

	Deferred Taxes at 35%	Deferred Taxes at 21%	Tax Rate Impact
Change in unrealized gains/(losses)	$(38,687)	$(23,212)	$(15,475)
Change in unrecognized actuarial losses on pension	5,952	3,571	2,381
Change in net deferred income taxes	236,504	141,902	94,602
Impact from remeasurement of deferred tax inventory	$203,769	$122,261	$81,508

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2018, 2017 and 2016, the Company received cash dividends of $6,000, $10,000 and $0, respectively, from its wholly owned subsidiary, Calvert, which was recorded in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

In 2018, 2017 and 2016, the Company made capital contributions of $5,750, $0 and $0, respectively, to its wholly owned subsidiary, AIC. No additional shares were issued.

In 2018, 2017 and 2016, the Company made capital contributions of $0, $0 and $16,275, respectively, to its wholly owned subsidiary, Ameritas-NY. No additional shares were issued.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission and general insurance expense of $17,869, $19,744 and $21,902 for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2018 and 2017, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2018	2017
Ameritas Holding Company	$(4,601)	$(2,677)
Ameritas Life Insurance Corp. of New York	3,009	1,631
Ameritas Investment Corp.	913	2,056
Ameritas Investment Partners, Inc.	916	1,004
Calvert Investments, Inc.	825	131
Griffin Realty, LLC	2	7
Total	$1,064	$2,152

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been a decrease of $33,547, $34,871 and $13,722 for the years ended December 31, 2018, 2017 and 2016, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement totaled $14,793, $14,147 and $13,292 of which $14,793, $14,116 and $13,254 are included in investment expenses and the remainder is included in general insurance expenses for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company submitted its non-insurance subsidiary, controlled and affiliated entities (non-insurance SCA) filings with the NAIC related to December 31, 2017 on August 27, 2018, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Non-admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method Resubmission Required Y/N
Ameritas Investment Corp.	100.00%	$16,392	$16,392	$—	S2	August 27, 2018	$16,392	Y	N
Calvert Investments, Inc.	100.00%	32,292	32,292	—	S2	August 27, 2018	32,292	Y	N
Aggregate total	XXX	$48,684	$48,684	$—	XXX	XXX	$48,684	XXX	XXX
* S1 - Sub-1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company submitted its non-insurance SCA filings with the NAIC related to December 31, 2016 on June 20, 2017, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Non-admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method Resubmission Required Y/N
Ameritas Investment Corp.	100.00%	$21,204	$21,204	$—	S2	June 20, 2017	$21,204	Y	N
Calvert Investments, Inc.	100.00%	51,398	51,398	—	S2	June 20, 2017	51,398	Y	N
Aggregate total	XXX	$72,602	$72,602	$—	XXX	XXX	$72,602	XXX	XXX
* S1 - Sub-1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2018 and 2017.

The Company did not have any SCAs or investments in joint ventures, partnerships or limited liability companies that exceed 10% of the Company's total admitted assets in which the Company's share of losses exceeded the investment in the SCA or investment in joint venture, partnership or limited liability company as of December 31, 2018 and 2017.

NOTE 5 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2018	2017	2016
Benefit obligation at beginning of year	$47,830	$47,525	$47,367
Service cost	398	380	348
Interest cost	1,634	1,837	1,958
Actuarial (gain) loss	(1,792)	1,736	1,474
Benefits paid	(3,622)	(3,648)	(3,622)
Benefit obligation at end of year	$44,448	$47,830	$47,525

	Pension Benefits
	2018	2017	2016
Components:
Accrued benefit costs	$30,686	$30,824	$30,923
Liability for pension benefits	13,762	17,006	16,601
Assets and liabilities recognized:
Liabilities recognized	44,448	47,830	47,524
Unrecognized liabilities	13,762	17,006	16,601

NOTE 5 - EMPLOYEE BENEFITS, (continued)

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2018	2017	2016
Service cost	$398	$380	$348
Interest cost	1,634	1,837	1,958
Amount of recognized losses	1,452	1,331	1,382
Amount of prior service cost recognized	—	—	1
Total net periodic benefit cost	$3,484	$3,548	$3,689

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2018	2017	2016
Items not yet recognized as a component of net periodic cost - prior year	$17,006	$16,601	$16,510
Net prior service credit recognized	—	—	(1)
Net (gain) loss arising during the period	(1,792)	1,736	1,474
Net loss recognized	(1,452)	(1,331)	(1,382)
Items not yet recognized as a component of net
periodic cost - current year	$13,762	$17,006	$16,601

The amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost are as follows:

	Pension Benefits
	2018	2017	2016
Net recognized losses	$1,259	$1,424	$1,424

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2018	2017	2016
Net recognized losses	$13,762	$17,006	$16,601

The weighted-average assumptions are as follows:

	Pension Benefits
	2018	2017	2016
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.53%	3.99%	4.27%
Rate of compensation increase	4.44%	4.44%	4.43%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	4.23%	3.53%	3.99%
Rate of compensation increase	4.47%	4.44%	4.44%

NOTE 5 - EMPLOYEE BENEFITS, (continued)

Future expected pension benefit payments are as follows:

Year	Amount
2019	$4,023
2020	$4,342
2021	$4,170
2022	$4,082
2023	$3,651
2024-2028	$15,001

The accumulated pension benefit obligation for the NQ plans is as follows:

	December 31
	2018	2017
Accumulated benefit obligation	$44,444	$47,513

Projected benefit obligation (PBO)	$44,448	$47,830
Funded status (PBO - Plan assets)	$44,448	$47,830

Unrecognized items:
Unrecognized losses, net of tax	$10,872	$13,435
Total unrecognized items, net of tax	$10,872	$13,435

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. The Company recognized expenses equal to its proportionate share of Plan funding for the years ended December 31, 2018, 2017 and 2016 totaling $19,789, $19,790 and $19,807, respectively.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2018, 2017 and 2016.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $12,019, $11,261 and $10,560 in 2018, 2017 and 2016, respectively.

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC. The Company will be allocated these costs based primarily on employee counts for its participation in two Voluntary Employee’s Beneficiary Associations (VEBAs) for the postretirement medical and life insurance benefits.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $150,813 in dividends in 2019, without prior approval. The Company paid ordinary dividends of $0, $15,000, $20,000 to AHC, its parent, in 2018, 2017 and 2016, respectively.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2018	2017	2016
Unrealized capital gains (losses), net of taxes	$(57,234)	$48,427	$10,603
Non-admitted asset values	(160,667)	(132,459)	(194,457)
Asset valuation reserve	(154,620)	(174,346)	(157,821)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2018, 2017 and 2016 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,932 and $49,923 at December 31, 2018 and 2017, respectively, (face value of $50,000 less unamortized discount of $68 and $77 in 2018 and 2017, respectively) was recorded in capital and surplus on the Balance Sheets – Statutory Basis.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

At December 31, 2018 and 2017, respectively, the Company had outstanding agreements to fund mortgages totaling $82,693 and $83,845. In addition at December 31, 2018 and 2017, respectively, the Company has committed to invest $283,685 and $265,671 in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2018 and 2017, the Company had FHLB lines of credit available up to $206,322 and $114,037, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2018 and 2017 related to these lines of credit.

Affordable Care Act (ACA) Assessments
H.R. 195 (Public Law No. 115-120) was signed into law on January 22, 2018 and imposes a moratorium on the Health Insurance Providers fee for 2019 by amending the effective date of the Affordable Care Act (ACA) Section 9010(j).

The annual fee under ACA is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity's portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due. The Company has written health insurance subject to the ACA assessment and expects to conduct health insurance business in 2019. The Company estimates its portion of the annual health insurance industry fee to be payable on September 30, 2019 to be $0 due to the moratorium.

Reporting the ACA assessment as of December 31, 2018 and 2017 would not have triggered a RBC action level.

	2018	2017
ACA fee assessment payable for the upcoming year	$—	$13,930
ACA fee assessment paid	13,324	—
Premium written subject to ACA 9010 assessment	—	706,670
Total Adjusted Capital before surplus adjustment	1,687,601	1,755,019
Total Adjusted Capital after surplus adjustment	1,687,601	1,741,089
Authorized Control Level	165,632	142,086

NOTE 7 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2018, 2017 and 2016 the charge to operations related to these assessments was not significant. The estimated liability for future guaranty fund assessments of $4,663 and $5,464 at December 31, 2018 and 2017, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2018 and 2017, the Company had a related receivable of $3,544 and $4,325, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2018 and 2017 are as follows:

	2018	2017
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$9,544	$9,732
Decreases during the year
Premium tax offset applied	(1,221)	(453)
Charge off of estimated premium tax offset	(802)	(4,055)
	(2,023)	(4,508)
Increases during the year
Assessments paid	665	4,320
	665	4,320
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$8,186	$9,544

The liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2018 and 2017 are summarized below. The discount rate applied for both years is 3.5%.

	December 31, 2018
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,851	$3,100	$5,695	$1,959

	December 31, 2018
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

NOTE 7 -COMMITMENTS AND CONTINGENCIES, (continued)

	December 31, 2017
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$8,433	$3,682	$6,301	$2,523

	December 31, 2017
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	43	1-20	6

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2018 and 2017.

Uncollectibility of Assets
The Company had admitted assets of $12,522 and $12,495 at December 31, 2018 and 2017, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 8 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The gain from operations from administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2018	2017	2016
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(3,785)	$1,334	$1,822
Net gain (loss) from operations	$(3,785)	$1,334	$1,822

Total claim payment volume	$186,092	$186,957	$160,968

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 8 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS , (continued)

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2018	2017	2016
Gross reimbursement for medical cost incurred	$26,495	$24,659	$24,301
Other income or expenses (including interest paid to or received from plans)	2,855	2,688	10
Gross expenses incurred (claims and administrative)	23,920	28,627	23,040
Net gain (loss) from operations	$5,430	$(1,280)	$1,271

NOTE 9 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $4,581, $4,615 and $5,685 in 2018, 2017 and 2016, respectively. In addition, the Company entered into a space sharing agreement with Calvert in January 2011 and the amount expensed was $253, $212 and $470 for the years ended December 31, 2018, 2017 and 2016, respectively. The Company has subleased a portion of this office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $563, $547, and $523 in 2018, 2017 and 2016, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2018:

Calendar Year	Amount
2019	$3,514
2020	2,608
2021	1,328
2022	1,217
2023 and thereafter	1,560
Total	$10,227

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, DXC Technology Company (DXC) for which direct premiums written exceed 5% of total capital and surplus. DXC writes ordinary life and individual annuity business and does not have an exclusive contract. DXC has been granted the authority for claims payment, claims adjustment, reinsurance ceding, binding authority, premium collection and underwriting. The total amount of direct premiums written by DXC was $187,308 for the year ended December 31, 2018. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $507,631, $310,647 and $55,875 for the years ended December 31, 2018, 2017 and 2016, respectively.

NOTE 11 - OTHER ITEMS

Securities on Deposit
Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $115,214 and $106,028 and cash of $9,577 and $18,551 at December 31, 2018 and 2017, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2018 and through March 22, 2019, the date the financial statements were available to be issued.

NOTE 13 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2018	2017	2016
Assumed[1,2]	$101,866	$312,092	$2,259,307
Ceded	(211,135)	(238,666)	(252,159)
Reinsurance premiums, net	$(109,269)	$73,426	$2,007,148
¹ Includes modco reinsurance premiums of $8,357, $203,281 and $2,057,413 in 2018, 2017 and 2016, respectively.
2 Includes initial coinsurance premiums from in force block of $0, $0 and $88,922 in 2018, 2017 and 2016, respectively.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The following is a summary of affiliated transactions through reinsurance operations:

	Years Ended December 31
	2018	2017	2016
Reserves for life, accident and health policies:
Assumed	$49,847	$48,910	$49,796
Ceded	97,130	94,091	94,310

The Company entered a coinsurance/modified coinsurance transaction (the Transaction) of a group annuity block with a third party, which was effective on September 1, 2016.

Under the terms of the Transaction, assets of $108,707 and liabilities of $108,707 were transferred to the Company. Concurrently, the Company paid consideration of $75,310.

The following is the initial impact on the Summary of Operations and Changes in Capital and Surplus - Statutory Basis associated with the Transaction:

Pre-tax impact	$(75,310)
Federal income tax impact	459
Net income (loss) impact	$(75,769)

Net impact on surplus	$(70,572)

Tax expense of $459 was recorded in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. A deferred tax asset of $25,895 was recorded, of which $5,197 was admitted.

NOTE 13 - REINSURANCE, (continued)

The Transaction provided for subsequent Assumption reinsurance when all regulatory and/or contract holder or participant approvals were received by the Company. Approvals were received on approximately 94% of the contracts in force during 2018 and Assumption reinsurance was completed on those contracts. Additionally, on November 30, 2018, all New York contracts were recaptured by the third party from the Company and concurrently assumed by the Company’s 100% owned New York domiciled company, Ameritas NY.

The following is a summary of the impacts for the Assumption reinsurance and recapture:

Cash, cash equivalents and short-term investments - recapture	$(16,341)
Separate account assets - assumption	2,177,485
Total Admitted Assets	$2,161,144

Reserves for life contracts, accident and health policies - recapture	$(14,588)
Deposit-type funds - recapture	(1,753)
Separate account liabilities - assumption	2,177,485
Total Liabilities	$2,161,144

Premium income, net - recapture	$(14,588)
Change in reserves for life, accident and health policies - recapture	14,588
Gain (Loss) from Operations before Federal Income Tax Expense (Benefit)	$—

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2018 and 2017, invested assets of $1,181,178 and $1,205,361, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 5.4% and 6.0% of the Company’s admitted assets at December 31, 2018 and 2017, respectively.

NOTE 14 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2018	2017	2016
Total reserve for unpaid claims at January 1	$272,472	$278,445	$273,125
Less reinsurance assumed	(17,455)	(17,375)	(18,158)
Plus reinsurance ceded	137,198	134,926	135,034
Direct balance	392,215	395,996	390,001

Incurred related to:
Current year	581,727	529,845	551,312
Prior year	(1,233)	(3,923)	(17,584)
Total incurred	580,494	525,922	533,728

Paid related to:
Current year	487,961	448,919	450,180
Prior year	76,198	80,784	77,553
Total paid	564,159	529,703	527,733

Direct balance	408,550	392,215	395,996
Plus reinsurance assumed	17,238	17,455	17,375
Less reinsurance ceded	(147,259)	(137,198)	(134,926)
Total reserve for unpaid claims at December 31	$278,529	$272,472	$278,445

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $1,233, $3,923 and $17,584 for the years ended December 31, 2018, 2017 and 2016, respectively. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2018.

The Company paid assumed reinsurance claims of $71,930, $68,418 and $69,370 and incurred assumed reinsurance claims of $71,713, $68,498 and $68,586 for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company paid ceded reinsurance claims of $19,017, $20,556 and $20,153, and incurred ceded reinsurance claims of $29,078, $22,828 and $20,045 for the years ended December 31, 2018, 2017 and 2016, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 15 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2018 and 2017, respectively, the Company had $9,242,809 and $6,390,805 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $43,206 and $25,026 at December 31, 2018 and 2017, respectively.

NOTE 16 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2018
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,163,551	$—	$—	$1,163,551	9.0%
At book value less current surrender
charge of 5% or more	838,525	—	—	838,525	6.5%
At fair value	—	—	7,997,720	7,997,720	62.2%
Total with adjustment or at fair value	2,002,076	—	7,997,720	9,999,796	77.7%
At book value without adjustment
(minimal or no charge)	2,125,433	—	—	2,125,433	16.5%
Not subject to discretionary withdrawal	742,429	—	—	742,429	5.8%
Total gross	4,869,938	—	7,997,720	12,867,658	100.0%
Reinsurance ceded	51,600	—	—	51,600
Total annuity reserves and deposit-type funds	$4,818,338	$—	$7,997,720	$12,816,058

	2017
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,249,798	$—	$—	$1,249,798	11.2%
At book value less current surrender
charge of 5% or more	693,689	—	—	693,689	6.2%
At fair value	—	—	6,500,005	6,500,005	58.1%
Total with adjustment or at fair value	1,943,487	—	6,500,005	8,443,492	75.5%
At book value without adjustment
(minimal or no charge)	2,028,701	—	—	2,028,701	18.1%
Not subject to discretionary withdrawal	715,953	—	—	715,953	6.4%
Total gross	4,688,141	—	6,500,005	11,188,146	100.0%
Reinsurance ceded	43,892	—	—	43,892
Total annuity reserves and deposit-type funds	$4,644,249	$—	$6,500,005	$11,144,254

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2018	2017
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$3,835,781	$3,660,867
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,751	20,792
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	961,806	962,590
	4,818,338	4,644,249
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	7,264,117	6,500,005
Exhibit 4, Line 9, Column 1	733,603	—
Total	$12,816,058	$11,144,254

NOTE 17 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2018		2017
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$6,915	$3,048	$6,032	$4,408
Ordinary renewal	42,638	54,262	39,415	50,673
Group life	1	1	4	4
Total	$49,554	$57,311	$45,451	$55,085

NOTE 18 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies and group annuity contracts of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2018, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2018 and 2017 the Company’s Separate Account Statements included legally insulated assets of $8,812,496 and $7,436,334, respectively.

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2018	2017	2016
For the year ended December 31:
Premiums, considerations or deposits	$1,000,230	$967,941	$703,809
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$8,772,280	$7,386,154

Reserves subject to discretionary withdrawal:
At fair value	$8,772,280	$7,386,154
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$8,772,280	$7,386,154

NOTE 18 - SEPARATE ACCOUNTS, (continued)

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2018	2017	2016
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$3,160,360	$967,941	$703,809
Transfers from the separate accounts	(1,106,094)	(982,094)	(1,027,220)
Net transfers to (from) the separate accounts	2,054,266	(14,153)	(323,411)
Reconciling adjustments:
Assumption reinsurance	(1,337,470)	—	—
Deposit-type contracts assumption reinsurance	(840,015)	—	—
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$(123,219)	$(14,153)	$(323,411)
1Includes assumption reinsurance transfers to the separate accounts of $2,177,485, $0, $0 in 2018, 2017 and 2016, respectively.